LAZARDFunds
                                     SEMI-ANNUAL REPORT
                                             JUNE 30, 2001

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THE LAZARD FUNDS, INC.


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BOARD OF DIRECTORS
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JOHN J. BURKE           RETIRED; FORMER VICE CHAIRMAN AND DIRECTOR, MONTANA
                        POWER COMPANY

KENNETH S. DAVIDSON     PRESIDENT, DAVIDSON CAPITAL MANAGEMENT CORPORATION

NORMAN EIG              VICE CHAIRMAN AND MANAGING DIRECTOR, LAZARD FRERES & CO.
                        LLC

CARL FRISCHLING         SENIOR PARTNER, KRAMER LEVIN NAFTALIS & FRANKEL LLP

HERBERT W. GULLQUIST    VICE CHAIRMAN AND MANAGING DIRECTOR, LAZARD FRERES & CO.
                        LLC; CHIEF INVESTMENT OFFICER, LAZARD ASSET MANAGEMENT

WILLIAM KATZ            PRESIDENT AND CHIEF EXECUTIVE OFFICER, BBDO NEW YORK

LESTER Z. LIEBERMAN     PRIVATE INVESTOR

RICHARD REISS, JR.      MANAGING PARTNER, GEORGICA ADVISORS LLC

JOHN RUTLEDGE           PRESIDENT, RUTLEDGE CAPITAL


OFFICERS
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NORMAN EIG              CHAIRMAN OF THE BOARD

HERBERT W. GULLQUIST    PRESIDENT

DAVID M. GOLDENBERG     VICE PRESIDENT AND SECRETARY

BERNARD J. GRZELAK      TREASURER

NATHAN A. PAUL          ASSISTANT SECRETARY

STEPHEN ST. CLAIR       ASSISTANT TREASURER

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THE LAZARD FUNDS, INC.



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TABLE OF CONTENTS                                        PAGE

Investment Overviews ...................................    2

Performance Table ......................................   11

Portfolios of Investments

  Lazard Equity Portfolio ..............................   14

  Lazard Mid Cap Portfolio .............................   16

  Lazard Small Cap Portfolio ...........................   18

  Lazard Global Equity Portfolio .......................   21

  Lazard International Equity Portfolio ................   23

  Lazard International Small Cap Portfolio .............   25

  Lazard Emerging Markets Portfolio ....................   27

  Lazard International Equity Select Portfolio .........   29

  Lazard Bond Portfolio ................................   30

  Lazard High Yield Portfolio ..........................   35

  Lazard International Fixed-Income Portfolio ..........   39

  Lazard Strategic Yield Portfolio .....................   49

  Lazard Mortgage Portfolio ............................   61

Notes to Portfolios of Investments .....................   62

Statements of

  Assets and Liabilities ...............................   66

  Operations ...........................................   68

  Changes in Net Assets ................................   70

Financial Highlights ...................................   77

Notes to Financial Highlights ..........................   90

Notes to Financial Statements ..........................   91


THE VIEWS OF THE FUND'S MANAGEMENT AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF JUNE 30, 2001; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THIS DATE. INFORMATION PROVIDED IN THIS DOCUMENT SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

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THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEWS

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LAZARD EQUITY PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of 1.50% and Open Shares returned 1.38%, each beating the (6.70)% return of the S&P 500(R) Index during the same period.

The market began 2001 with a rally during January. However, negative economic news, a series of profit warnings and the California energy crisis soon combined to reverse this rally. As investors' hopes for a market rebound later in the year waned, even the Federal Reserve's interest rate cuts proved incapable of stemming the on-going volatility and sector rotation. Corporate earnings growth slowed for technology companies in particular, while sectors that are historically more insulated from the economy, such as pharmaceuticals and utilities, did manage to hold up through much of the first quarter before finally succumbing to the negative investment atmosphere. By the early part of the second quarter, U.S. stocks, particularly technology companies, managed a rally spurred by the Federal Reserve's on-going and unprecedented number of interest rate cuts. However, concern in the market remains that the current downturn is a result of a flood of investment during the earlier technology boom. If this proves true, the economy is unlikely to respond to the Federal Reserve's monetary stimulus. This concern caused stocks to reverse their second rally of the year and resume their downward drift during May and June.

The Portfolio's strong stock selection enabled it to outperform the broader market as depicted by the S&P 500 through much of the first half of 2001. For example, while the technology sector proved itself quite volatile during the first half of the year, many of the Portfolio's holdings, including IBM and Compaq, actually managed gains in this environment. IBM rose because of its strong global services business, while Compaq rose due to its strong server and storage business. In the media sector, cyclical companies were more affected by the decline in advertising. Therefore, we initiated positions in more diversified global franchises such as Viacom and News Corp., as we believe that Viacom's efficient cross selling initiatives and News Corp.'s assets position them both as excellent long-term investments. Other media holdings, such as AOL Time Warner, generated strong gains as a benefit of diverse revenue sources, strong free cash flows and a stable subscription business. The Portfolio's healthcare holdings detracted from its performance as they corrected from an overly strong fourth quarter of 2000. In response, we restructured many of the Portfolio's healthcare holdings, taking profits in several names and reallocating to companies such as Elan and Pharmacia, which have demonstrated robust product pipelines.

The return to economic recovery still appears far away, as corporate earnings remain cloudy and investors evaluate the impact of the global economic slowdown. Lazard, however, will adhere to its disciplined investment process of focusing on individual company fundamentals, as we believe that our relative value discipline will enable the Portfolio to best weather the market's fluctuations.

LAZARD MID CAP PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of 9.15% and Open Shares returned 9.03%, each beating the (1.96)% return of the Russell Midcap(R) Index during the same period. U.S. mid cap stocks rebounded in January because of investor euphoria over the first of six interest rate cuts implemented by the Federal Reserve in the first half of the year. However, the enthusiasm faded later in the month, as a series of companies reporting disappointing earnings dashed hopes for an economic rebound in the second half of the year. Technology stocks were particularly hard hit, as the earnings slowdown has been especially apparent in this sector. Companies in more traditional sectors, such as the consumer sector, actually managed gains for much of the first quarter, before succumbing to the negative investor sentiment in the final weeks. Mid cap stocks performed well in the down market because of their inexpensive valuations. Their good performance continued into the second quarter and mid cap stocks continued to outperform larger stocks. A surprise intra-meeting interest rate cut by the Federal Reserve, one of three during the second quarter, triggered an April rally in the technology sector. However, concern that the current economic downturn is a result of a flood of investment during the earlier technology boom, and that the market is unlikely to respond to the Federal


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Reserve's monetary stimulus, caused mid cap stock performance to remain essentially flat during May and June.

Consumer holdings have performed particularly well year-to-date, as consumer spending remains one of the bright spots in the U.S. economy. The Portfolio benefited from its retail and entertainment holdings, including Blockbuster and USA Networks. Early in the year, the Portfolio benefited from its biotechnology holdings such as Biogen, which maintains a strong and diverse product pipeline and higher returns on equity. Later performance continued to be driven by the healthcare sector, with specialty pharmaceutical manufacturer King Pharmaceuticals, for example, rallying on reports that its hypertension drug was displaying strong growth in sales and market share and MedImmune rising because of increased visibility of its new drug pipeline, which includes positive data from trials of its new drug to treat psoriasis. The energy sector also proved beneficial to the Portfolio's performance year-to-date. As energy stocks declined during the first quarter, we took the opportunity to initiate a position in Constellation Energy Group, as the stock traded on a discount to other electricity generators, based on earnings, book value and cash flow. Maxtor, the leader in hard disk storage, initially proved beneficial as it rose in tandem with the technology rallies, but was later impacted by the slowdown in PC sales, adversely affecting the Portfolio's year-to-date performance.

We remain concerned about the continuing swings in market sentiment, but believe that the Portfolio is well positioned for the long term. Lazard's relative value style seeks investments in well-managed businesses with strong cash flow and modest debt levels. The Portfolio, therefore, seeks positions with more consistent earnings streams and lower valuations, which should help it to better weather these fluctuations. We will, therefore, continue to adhere to our disciplined investment process of maintaining focus on individual company fundamentals rather than on the dramatic market sentiment swings.

LAZARD SMALL CAP PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of 9.35% and Open Shares returned 9.26%, each beating the 6.94% return of the Russell 2000(R) Index during the same period.

The year-to-date performance for the Portfolio was affected significantly by the market's continued volatility, which began last year. While the market initially rebounded in January because of investor enthusiasm about the first of the Federal Reserve's interest rate cuts, that enthusiasm ebbed quickly as a series of companies began to report disappointing earnings. The hardest hit sector was technology, as its earnings slowdown was particularly apparent. Many companies in other sectors actually held up quite well before finally succumbing to negative investor sentiment in the final weeks of the first quarter. In this environment, U.S. small caps still managed to outperform larger companies as their lower valuations provided additional support during the overall decline. By early in the second quarter, U.S. small caps had significantly recovered from their first quarter decline to generate fairly strong gains and continued to outperform the larger cap stocks. Investor sentiment finally began to turn positive in response to three more interest rate cuts implemented by the Federal Reserve during the second quarter. However, concern still exists that the current economic downturn is a result of a flood of investment during the earlier technology boom and that the market is unlikely to respond to the Federal Reserve's monetary stimulus.

The Portfolio's strong stock selection in several sectors helped it to outperform its benchmark, the Russell 2000 Index. In healthcare, companies such as medical products supplier Invacare, proved attractive to investors who sought out defensive names with which to ride out the volatility. The consumer sector has also proven itself to be particularly resilient this year, as consumer spending remains one of the few strong areas of the economy. Several of the Portfolio's consumer discretionary holdings were opportunistically trimmed, to take advantage of this sector's upswing. Other consumer sector companies, such as Harman International, are positioning themselves to expand further once the economy recovers. The Portfolio's technology holdings have proved disappointing in the first half of the year. Market sentiment regarding technology companies has declined significantly. However, we believe that our technology holdings, such as hard drive producer Maxtor, are poised to benefit from an eventual upturn in PC demand.


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We remain aware of and concerned about the extreme swings in market sentiment, but believe that the Portfolio has been composed of well-managed businesses with strong cash flows and modest debt levels. In addition, the Portfolio's holdings have generally demonstrated more consistent earnings streams and lower valuations than those in its benchmark. Therefore, we will continue to adhere to our investment process of maintaining focus on individual company fundamentals so that the Portfolio may continue to benefit from Lazard's disciplined investment process.

LAZARD GLOBAL EQUITY PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of (8.14)% and Open Shares returned (8.29)%, each beating the (10.55)% return of the MSCI(R) World(R) Index during the same period.

The year began with stocks in the United States falling, largely because of negative economic news and a series of profit warnings from American companies. European markets also dropped, primarily because of concerns that the U.S. economic slowdown would impact European companies. The Bank of Japan proactively cut interest rates and announced its intent to deal more aggressively with its much publicized bank problems. These measures appeared to help Japanese stocks, as they fell slightly less than their European counterparts for the first quarter. By April, central banks around the world followed suit, as the Bank of England, the European Central Bank and the Federal Reserve all cut interest rates. Investors were heartened, as stocks, which have historically generated robust returns after monetary easing, rebounded. The new Japanese Prime Minister's intent to accelerate financial reforms further drove Japanese stocks higher by early May. Many view the proposed reforms to be long-term positive initiatives, but concerns remain that these painful steps could push Japan's economy further into recession in the short-term.

The Portfolio was buffered as many companies responded to the economic volatility by restructuring operations and cutting costs. In the financial sector, for example, France's largest bank, BNP Paribas, stopped lending to small businesses because the margins were no longer sufficient to cover the underlying risk. Many of these initiatives have already yielded favorable results. For example, increases in oil production and the implementation of cost-cutting measures enabled TotalFinaElf to raise its dividend by 40 percent and announce record profits for 2000. NTT DoCoMo, Japan's leading mobile phone company, also announced that it expected to beat earnings forecasts for the fiscal year. In the media sector, AOL Time Warner generated strong gains on the announcement of strong earnings from its diverse revenue sources, strong free cash flow and stable subscription business. The impact of recently announced German tax reforms also became apparent during the first half of 2001. Pan-European financial institutions, such as Allianz AG and Bayerische Hypo-und Vereinsbank, are exploring ways to swap latent shareholdings in an attempt to eliminate unproductive balance sheet assets and further strengthen their operations.

Lazard believes that Germany's recent pension and tax reform is likely to have a far-reaching and long-lasting impact on European capital markets. The deregulation and tax reform in the United States that set the stage for the robust equity returns witnessed throughout the 1990s are now apparent in Europe and, to a lesser extent, in Japan. We will, therefore, adhere to our investment process of maintaining focus on individual company fundamentals, as global firms seek to evolve into stronger companies with better fundamentals.

LAZARD INTERNATIONAL EQUITY PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of (13.82)% and Open Shares returned (13.94)%, each beating the (14.61)% return of the MSCI EAFE(R) Index during the same period.

International equity markets fell during the first quarter of 2001 largely because of concerns that the U.S. economic slowdown would negatively impact international companies, and because of widespread perception that international central banks were not dealing with interest rates aggressively enough to buoy those economies. In response, the Bank of Japan, the Bank of England, the European Central Bank and the Federal Reserve all cut interest rates during the first half of 2001, thereby triggering rallies across the globe, particularly in the beaten down technology and telecommunications sectors. Japanese stocks, despite negative media coverage,


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had initially fallen less than their European counterparts, and the new Japanese
Prime Minister's announced intent to accelerate financial reforms further added to the optimism, driving Japanese stocks dramatically higher during the early
May rally. The rally faded later in the second quarter, however, as corporate earnings continued to be weak and expectations for economic growth in Europe and Japan were revised down. On a more positive note, the impact of recently announced German tax reforms began to become apparent during the first half of 2001, as pan-European financial institutions such as Allianz AG and Bayerische Hypo-und Vereinsbank began to explore ways to swap latent shareholdings in an attempt to eliminate unproductive balance sheet assets and strengthen their operations.


In response to the changing economic environment and new tax and retirement reforms, many companies in all sectors and markets have responded by implementing a number of restructuring and cost-cutting moves that are designed to return the companies to or to maintain current profitability. For example, BNP Paribas, France's largest bank, stopped lending to small businesses, as it deemed the margins no longer sufficient to cover the underlying risk. Similarly, ING Groep is enhancing its balance sheet through the disposal of assets and cost-cutting measures, such as selling its U.S. securities business to ABN AMRO and integrating its Barings unit into its European operations. ABN AMRO is not only buying businesses to bolster its competitive position, but it is also selling its non-core operations. The recent disposal of European American Bank, for example, added credibility to management's commitment to its strategy of restructuring the bank and has already yielded many positive results. Several other reorganization initiatives that were launched earlier have already yielded favorable results. For example, increases in oil production and cost savings allowed TotalFinaElf to raise its dividend by 40 percent and to announce record profits for 2000. Similarly, NTT DoCoMo, Japan's leading mobile phone company, announced that it expected to beat earnings forecasts for the fiscal year, with additional expansion planned into the i-mode mobile phone network in Europe and the United States within the year.

We believe that Germany's recent pension and tax reform is likely to continue to have a far-reaching and long-lasting impact on European capital markets. The deregulation and tax reform in the United States that set the stage for the robust equity returns witnessed throughout the 1990s are now apparent in Europe and, to a lesser extent, in Japan. Lazard believes that these reforms should increase the return on capital that companies are able to generate. Therefore, we will continue to adhere to our relative value style of investing that focuses on selecting financially productive companies on the basis of their individual fundamentals, rather than on popular market sentiment.

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of (2.86)% and Open Shares returned (3.11)%, each beating the (3.28)% return of the MSCI EAFE Small Cap(R) Index during the same period.

International equity markets, in general, did not perform well during the first quarter of 2001. However, by April they had rallied to end four consecutive quarters of decline. The EAFE small cap asset class defended itself against the overall decline better than large cap stocks and managed to outperform the large cap asset class for the entire first half of the year. Lazard believes that a valuation gap still exists between large and small cap stocks and that small caps are likely to continue to outperform large cap stocks for some time. The Portfolio's positive performance during the second quarter was largely attributed to strong stock selection in the United Kingdom and Sweden, and was fueled by investors heartened by interest rate cuts by the Bank of England, the European Central Bank and the Federal Reserve, as well as by positive reaction to new tax legislation.

By sector, strong contributions to the Portfolio's performance came from our consumer staples and consumer discretionary holdings. Singapore food manufacturer Want Want, for example, was the Portfolio's top performer for the first quarter, as it reported better-than-expected sales results for 2000. Swedish Match, maker of consumer products, announced both strong earnings for 2000 and a highly positive outlook for the future. Kidde, the U.K.-based supplier of fire and safety equipment, was another big contributor to the Portfolio's performance as it stated that its outlook for 2001 remained


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encouraging despite the global economic downturn. Another U.K. holding, engineering company FKI, also performed well, reporting gains for May despite the economic downturn. While almost no sector remained unscathed by the markets' overall volatility, companies like Japanese mushroom grower, Hokuto, proved that exceptional stock selections could still be found in all sectors. Hokuto was among the Portfolio's top performers for the first half of the year because of its introduction of a new mushroom that was well received by the market, despite overall price pressure on consumer food products.

The United States has already seen a sharp decline in economic growth; Japan continues to remain in its decade long slump; and, while Europe has remained relatively resilient to the downturn, concern is growing that the effects of the U.S. economic downturn will soon undermine European stability. However, we believe that our relative value style helps us to uncover financially productive companies that are more resilient to swings in market sentiment. We will, therefore, continue to adhere to our disciplined fundamental approach.

LAZARD EMERGING MARKETS PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of 0.40% and Open Shares returned 0.27%, each beating the (1.64)% return of the MSCI EMF(R) Index during the same period.

The year began strongly for emerging markets equities, as they benefited from the aggressive easing of monetary policy by the Federal Reserve. However, increased fears of slowing growth, and global weakness in the technology and telecommunications sectors, led to a drop of about 5 percent for the MSCI EMF Index for the first quarter. The Asian markets performed the best, rising around
1.4 percent, while Latin American equities fell approximately 3 percent. By far, the weakest performing region was that of Europe and the Middle East, where shares finished down almost 22 percent. By the second quarter, emerging markets recovered sufficiently to rise approximately 4 percent, while international (developed) markets fell 1 percent. Eastern Europe was the strongest emerging markets region for the second quarter; however, Latin American markets also performed reasonably well. By region, Asia was the second quarter's laggard, as it was adversely affected by the continuing weakness in technology, which represents a large portion of the South Korean and Taiwanese markets. The slow movement towards much needed voluntary restructuring in Asia also contributed to its poor performance.

The first half of the year was dominated by national crises from all regions. Latin American equity markets were unable to escape the reverberations of Argentina's serious economic concerns, government reshuffling and dramatic volatility. The appointment of former finance minister Domingo Cavallo as economy minister, in late March, helped to steady Argentina's stock market. However, the effect Cavallo's appointment had on Brazil's economy, coupled with the increasing competition within the Brazilian telecommunications industry, resulted in the Brazilian market falling by more than 10 percent during the first quarter alone. Conversely, Mexican equities rose by almost 4 percent during the first quarter and 20 percent during the second quarter. Mexico's performance was greatly helped by Citigroup's announcement of its $12.5 billion acquisition of Mexico's leading financial group, Banacci, in May, and the positive tone of the economy that is being demonstrated in the strength of the peso.

Weak regional performance from Europe and the Middle East also resulted from internal crises. An argument between the Turkish President and Prime Minister contributed to huge capital outflows that led to a devaluation of the Turkish lira in February. Although a former World Bank executive was appointed to restore confidence with a new program, the lira fell further as investors were unimpressed by the government's lethargic enactment of important legislation. In Israel, equities finished more than 30 percent lower, as software shares were hammered and amid concerns over the election of the new Likud government. Subsequently, the aversion of the economic crisis in Turkey propelled Turkish stock prices to rise by more than 19 percent in the second quarter, thereby making Turkey one of the best performing markets year-to-date. Israel did not fare as well, as the on-going violence continues to badly affect the shekel, slow economic growth and swell Israel's budget deficits. In addition, foreign investment has plunged more than 50 percent this year as investors have pulled out of the Tel Aviv Stock Exchange.


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We remain concerned about the continuing swings in market sentiment, but believe that the Portfolio is well positioned for the long term. We believe that our relative value style leads to investments in well-managed businesses with strong cash flow and modest debt levels, enabling the Portfolio to maintain positions with more consistent earnings streams and lower valuations, which should help it to better weather these fluctuations. As well, we believe the Portfolio will continue to benefit from our disciplined fundamental approach.

LAZARD BOND PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of 3.61% and Open Shares returned 3.51%, each trailing the 4.08% return of the Lehman Intermediate Government/Corporate Bond(R) Index ("LIGCB") during the same period.

The Federal Reserve began an aggressive program of monetary policy easing in 2001, cutting interest rates a total of 6 times for a total reduction of 275 basis points. This significantly altered the U.S. government yield curve and reshaped investors' view of risk. As a result, non-government bonds, including corporate bonds, mortgages and asset-backed securities, enjoyed strong performance relative to government alternatives. The LIGCB Index rose by four percent during the first half of the year, with particular strength in the first quarter when it rose more than three percent. All sectors of the bond market participated, with returns on corporates, mortgages and asset-backed securities all exceeding Treasury returns.

High yield bonds were strong during the first quarter, but suffered from underlying weakness in the telecommunications and technology sectors in the second quarter and fell off sharply. Overall, the first half of 2001 for high yield bonds was characterized by alternating optimism and pessimism, which resulted from a significant level of volatility in the market. Investment grade corporate bonds and mortgages also performed well during the first half of the year, although mortgage performance was dampened somewhat as falling interest rates caused prepayment risk to increase. In spite of this, mortgage bonds posted solid overall performance. While the Treasury bond market performance was unspectacular in the second quarter, investment grade non-government assets enjoyed a strong environment despite limited weakness in June.

The Portfolio trailed its benchmark slightly for the first half of the year, as an allocation to the U.S. high yield corporate market suffered from weaknesses in the telecommunications sector and concern over earnings disappointments. This outlook reduced the high yield market's performance more than 2 percent behind that of Treasuries for the second quarter. In addition, the Portfolio was underweight in investment grade corporates; however, we increased the Portfolio's allocation significantly to capture the positive impact of tightening corporate yield spreads. Allocations to both asset-backed securities and commercial mortgages also added to the Portfolio's performance for the first half of the year.

Lazard remains optimistic regarding the prospects for bonds, as we believe that economic news will remain weak and that the Federal Reserve will probably continue to ease interest rates. This should continue to provide benefits to credit markets. Yet, as interest rates reach absolute low levels, return opportunities diminish and risk increases for bond portfolios, we will look to moderate risk exposures as necessary.

LAZARD HIGH YIELD PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of 2.89% and Open Shares returned 2.89%, each trailing the 3.38% return of the Merrill Lynch High Yield Master II(R) Index during the same period.

The first half of 2001 has alternated between extreme optimism and extreme pessimism, as investors focused on the promising nature of the Federal Reserve's interest rate cuts or on the bleak corporate profit outlook. These investor mood swings have led to heightened volatility in the U.S. high yield market. In spite of this volatility, the U.S. high yield market remains ahead almost 3.4 percent for the year.

The U.S. high yield market began the year strongly because of the Federal Reserve's first 50-basis point interest rate cut in January. In response, high yield bonds rallied to post returns of more than six percent for the month, making it the strongest single month performance for the U.S. corporate high yield


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bond market since February 1991. Investors returned to the high yield market en masse as mutual fund flows surged. Smaller issuers outperformed larger issuers, and investors looked with favor on B-rated issuers, with which the Portfolio maintains overweight positions. The market continued its strong performance through mid-March. The Federal Reserve cut interest rates twice more by 50-basis points each time, bringing interest rates to five percent. While these cuts prompted the yield curve, which had been inverted through most of 2000, to again become positively sloped, the cuts proved insufficient to sustain the market's initial positive performance. By the end of March, the market had again weakened as the B-rated segment returned much of its earlier gains and the flows from mutual fund receded. The U.S. high yield market then dropped by 2.3 percent during the second quarter because of disappointing corporate earnings announcements and persistent weakness in the telecommunications sector.

Telecommunications was, in fact, one of the worst performing high yield sectors for the first half of the year; our cautious approach to this sector provided a positive influence on the Portfolio's performance. The Portfolio trailed the market slightly for the second quarter, as the negative impact of an overweight position to the weaker B-rated segment was largely offset by overweight positions in the cable and broadcasting sectors.

Lazard believes that the Federal Reserve will continue to ease interest rates, thereby enhancing the immediate future of the bond markets by improving liquidity. We also believe that the earnings picture in the United States will eventually gain a more stable footing. This would lead to improved performance in the high yield market during the second half of 2001. Lazard seeks to construct the Portfolio with higher quality companies that are designed to perform well under volatile circumstances and we believe that the Portfolio will continue to benefit by maintaining our disciplined fundamental approach.

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of (6.69)% and Open Shares returned (6.74)%, each beating the (6.78)% return of the Salomon World Government Bond Index Ex-US(R) during the same period.

Most developed market currencies weakened against the U.S. dollar during the first half of the year. Global government bond markets rallied on signs of slowing economic growth in the first quarter, but later gave ground in the second quarter. Euro government bond market performance was disappointing, despite some late hope that the European Central Bank would reduce interest rates. Meanwhile, the Bank of England continued to indicate the preference for tighter policies and the U.K. Gilt market posted a weak second quarter. While bond markets were disappointing overall, non-government assets, including corporates and mortgages, performed well relative to government bonds for the first half of the year. Non-government assets in Europe surged early in the year, with risk premiums declining in most asset classes, particularly in higher rated segments such as asset-backed securities and corporate issues. Despite a general global weakness in the telecommunications sector, investment grade corporate telecommunications in Europe performed well. The Portfolio's overweight of these issuers provided a boost to relative performance in the second quarter.

The European high yield market began the year strongly, then succumbed to pressures from telecommunications and technology and faded in the second quarter, dropping more than 7 percent in June alone. Although an allocation to high yield negatively impacted performance, active management allowed the Portfolio's European high yield positions to significantly better the performance of the broader European high yield market. The primary drivers were the Portfolio's relatively defensive orientation, an underweight of the high yield telecommunications sector and an emphasis on higher quality industrial companies.

Although the local currency emerging market asset class suffered a rather weak first quarter, it recovered some ground with solid performance during the balance of the first half of the year. Strong country selection and the Portfolio's higher level of diversification both more than offset the first quarter's weakness and provided a significant benefit to first half performance for the sector and the Portfolio.

Overall, the Portfolio outperformed its benchmark Index; underperforming it in the first quarter and outperforming it in the second quarter. Although the

================================================================================
THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEWS (CONTINUED)

--------------------------------------------------------------------------------

strong U.S. dollar caused overall performance in international bond strategies to be disappointing, impressive active management in the emerging market debt sector augmented a solid period for high-grade non-government assets, such as corporates and asset-backed securities. Yield spreads in the euro-zone, the United Kingdom and other European non-government markets generally declined and the Portfolio's overweight of these sectors provided a positive contribution to relative performance.

LAZARD STRATEGIC YIELD PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of 3.55% and Open Shares returned 3.27%, each beating the 2.32% return of the One Month LIBOR USD Fixed Index during the same period.

Interest rate cuts by the Federal Reserve and strong showings by the technology and telecommunications sectors combined to spur a rally in global high yield bond markets for the beginning of 2001. Both U.S. and European high yield bonds rallied as investors returned with overwhelming force, mutual fund flows surged into the market and investors looked with favor on B-rated issuers, with which the Portfolio maintains overweight positions.

As the year progressed, however, weakness in the telecommunications and technology sectors drained the strength from the global high yield market and mutual fund flows receded. In addition, U.S. and European high yield corporate bonds were hampered by continuing volatility in underlying equity markets and investors' general uneasiness with the corporate earnings outlook. While performance in global corporate high yield markets proved disappointing in the first half of 2001, the emerging markets local currency debt sector posted a strong second quarter subsequent to its weak start for the year. The Portfolio's emerging markets local currency debt allocation posted strong relative performance throughout the first half of the year, because of a high level of diversification and strong active management. Key performers included the Portfolio's overweight positions in Poland, which benefited from falling interest rates and a strong currency, and Hungary, where the currency also rallied. Active management of the Portfolio's position in Turkey also was a strong contributor. The position was limited to overnight exposure to minimize risks, and exposure was eliminated prior to the most difficult periods. These positive contributors more than offset the impact of negative factors, which included lack of exposure to the Philippines and Lebanon, which performed well, and an overweight position in Brazil, which suffered through a weak first quarter.

Lazard's outlook is positive for emerging markets, as yields remain high and the Portfolio's current orientation is designed to minimize risks from individual crises. We also expect that the impact of easing monetary policy will continue to filter through the global economy, improving the environment for high yield corporate bonds.

LAZARD MORTGAGE PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of 3.21% trailing the 3.78% return of the Lehman Fixed-Rate MBS(R) Index during the same period.

The U.S. mortgage sector underperformed Treasury bonds for the first quarter of 2001, thereby starting the year with a disappointing performance. Falling interest rates caused investors to become more concerned with mortgage prepayments, and this led to widening yield spreads. The market recovered in April, however, as lower interest rate volatility and a general rally in non-government sectors drove the mortgage sector to produce its best relative performance, versus Treasuries, during the first half of 2001. May also proved a strong month for mortgages, and the combined positive results of April and May were more than sufficient to offset the weak first quarter and the sector's less-than-stellar June finish.

GNMA mortgage pass-throughs outperformed conventional pass-throughs during the first half of the year, and 30-year mortgage pass-throughs performed better than 15-year pass-throughs, although by a less impressive margin. Asset-backed securities and commercial mortgages also outperformed Treasuries during the first half of 2001.

The Lehman Fixed-Rate MBS Index returned 3.78 percent during the first half of 2001, outpacing comparable Treasury returns by a solid margin. However, the Portfolio's underweight position in GNMA mortgages, which performed well, and its higher sensitivity to increasing yield spreads and interest rate fluctuations caused the Portfolio to under-

================================================================================
THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEWS (CONCLUDED)

--------------------------------------------------------------------------------

perform the index. On the positive side, the Portfolio's tactical positions in commercial mortgages and asset-backed securities outperformed mortgages in the first quarter, and the overall defensive orientation during the mortgage market's weak period of February and March helped mitigate the Portfolio's relative performance year-to-date.

The relatively stable range of 10-year Treasury yields during 2001 has provided stability to the mortgage market, and Lazard believes that the prevailing low level of mortgage rates has resulted in an attractive level of risk compensation to mortgage investors.

NOTES TO INVESTMENT OVERVIEWS:

All returns are for the period ended June 30, 2001. The performance for the relevant indices are for the comparable period. Portfolio returns are net of fees and assume reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio have been waived and/or reimbursed by the Fund's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolio's total return would have been lower.

Past performance is not indicative, nor a guarantee, of future results.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.
PERFORMANCE TABLE

--------------------------------------------------------------------------------
THE PERFORMANCE DATA CONTAINED IN THE PERFORMANCE TABLE IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN A PORTFOLIO UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2001
                                        --------------------------------------------------------------
                                                             INSTITUTIONAL SHARES
                                        --------------------------------------------------------------
                                             ONE           THREE       FIVE      TEN         SINCE
                                             YEAR           YEAR       YEAR      YEAR      INCEPTION*
                                        --------------------------------------------------------------
Lazard Equity Portfolio                      2.31%         2.20%      10.56%    14.07%      12.40%
S&P 500(R) Index**                        (14.83)%         3.89%      14.47%    15.10%      13.59%
S&P/BARRA Value(R) Index**                   7.92%         6.07%      14.34%    15.18%      13.27%
Russell 1000(R) Value Index**               10.33%         5.35%      14.94%    15.78%      13.63%

Lazard Mid Cap Portfolio                    27.28%        10.82%          --        --      11.44%
Russell Midcap(R) Index**                    0.96%         8.17%          --        --      10.16%
Russell Midcap Value Index**                23.92%         6.43%          --        --       8.86%

Lazard Small Cap Portfolio                  21.74%         3.65%       9.99%        --      14.69%
Russell 2000(R) Index**                      0.65%         5.31%       9.62%        --      12.77%
Russell 2000 Value Index**                  30.87%         6.92%      13.45%        --      15.80%

Lazard Global Equity Portfolio            (14.71)%       (1.41)%       7.51%        --       7.83%
MSCI(R) World(R) Index**                  (20.30)%         1.13%       8.16%        --       8.63%

Lazard International Equity Portfolio     (19.27)%       (2.21)%       5.79%        --       7.74%
MSCI EAFE(R) Index**                      (23.60)%       (1.24)%       2.89%        --       5.55%

Lazard International Small Cap Portfolio   (8.22)%         0.24%       5.99%        --       5.88%
MSCI EAFE Small Cap(R) Index**            (16.74)%       (1.44)%     (5.57)%        --      (0.75)%

Lazard Emerging Markets Portfolio         (22.68)%       (2.03)%     (4.82)%        --      (1.94)%
MSCI EMF(R) Index**                       (25.82)%         1.48%     (6.40)%        --      (3.95)%

Lazard Bond Portfolio                        8.80%         4.39%       5.93%        --       6.05%
Lehman Intermediate Gov't/Corp
  Bond(R) Index**                           11.04%         6.43%       7.01%        --       6.94%

Lazard High Yield Portfolio                (9.68)%       (5.29)%          --        --      (2.23)%
Merrill Lynch High Yield
  Master II(R) Index**                     (0.92)%       (0.34)%          --        --       1.00%

Lazard International Fixed-Income
  Portfolio                                (7.92)%       (1.33)%     (0.43)%        --       4.18%
Salomon World Government Bond
  Index Ex-US(R)**+                        (7.43)%       (0.20)%       0.49%        --       5.40%

Lazard Strategic Yield Portfolio             3.37%         2.26%       4.66%        --       6.45%
One Month LIBOR USD Fixed Index**            5.67%         5.59%       5.60%        --       5.07%


NOTES TO PERFORMANCE TABLE:

* Performance is measured for Lazard Equity Portfolio from: June 1, 1987--Institutional, February 5, 1997--Open; Lazard Mid Cap Portfolio from:
     November 4, 1997--Institutional, November 4, 1997--Open; Lazard Small Cap Portfolio from: October 30, 1991--Institutional, January 30, 1997--Open; Lazard Global Equity Portfolio from: January 4, 1996--Institutional, January 30, 1997--Open; Lazard International Equity Portfolio from: October 29, 1991--Institutional, January 23, 1997--Open; Lazard International Small Cap Portfolio from: December 1, 1993--Institutional, February 13, 1997--Open; Lazard Emerging Markets Portfolio from: July 15, 1994--Institutional, January 8, 1997--Open; Lazard Bond Portfolio from:
     November 12, 1991--Institutional, March 5, 1997--Open; Lazard High Yield Portfolio from: January 2, 1998--Institutional, February 24, 1998--Open; Lazard International Fixed-Income Portfolio from: November 8, 1991--Institutional, January 8, 1997--Open; Lazard Strategic Yield Portfolio from: October 1, 1991--Institutional, January 23, 1997--Open; Lazard Mortgage Portfolio from: December 29, 2000--Institutional.

     The performance for the relevant indices are for the comparable period. Portfolio returns are net of fees and assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived and/or reimbursed by the Fund's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolios' total returns would have been lower.

     Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of each Portfolio will fluctuate, so that an investor's shares in a Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

+ Effective January 1, 1993, the Portfolio is measured by the index "excluding U.S." Performance of the index "Since Inception" is a blended return of the index "including U.S." and the index "excluding U.S." for the applicable periods.

                    See additional footnotes on next page.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.
PERFORMANCE TABLE (CONTINUED)
--------------------------------------------------------------------------------

                                          CUMULATIVE TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2001
                                        --------------------------------------------------------------
                                                             INSTITUTIONAL SHARES
                                        --------------------------------------------------------------
                                             ONE           THREE       FIVE      TEN         SINCE
                                             YEAR           YEAR       YEAR      YEAR      INCEPTION*
                                        --------------------------------------------------------------
Lazard Equity Portfolio                      2.31%         6.75%      65.22%   273.16%       419.00%
S&P 500(R) Index**                        (14.83)%        12.11%      96.56%   308.04%       501.85%
S&P/BARRA Value(R) Index**                   7.92%        19.35%      95.47%   310.86%       478.59%
Russell 1000(R) Value Index**               10.33%        16.94%     100.65%   332.71%       504.65%

Lazard Mid Cap Portfolio                    27.28%        36.12%          --        --        48.58%
Russell Midcap(R) Index**                    0.96%        26.58%          --        --        42.42%
Russell Midcap Value Index**                23.92%        20.54%          --        --        36.36%

Lazard Small Cap Portfolio                  21.74%        11.37%      60.96%        --       276.25%
Russell 2000(R) Index**                      0.65%        16.80%      58.29%        --       219.48%
Russell 2000 Value Index**                  30.87%        22.24%      87.93%        --       313.02%

Lazard Global Equity Portfolio            (14.71)%       (4.16)%      43.61%        --        51.22%
MSCI(R) World(R) Index**                  (20.30)%         3.43%      48.01%        --        57.54%

Lazard International Equity Portfolio     (19.27)%       (6.48)%      32.48%        --       105.58%
MSCI EAFE(R) Index**                      (23.60)%       (3.67)%      15.32%        --        68.62%

Lazard International Small Cap Portfolio  ( 8.22)%         0.71%      33.73%        --        54.24%
MSCI EAFE Small Cap(R) Index**            (16.74)%       (4.26)%    (24.93)%        --       (5.57)%

Lazard Emerging Markets Portfolio         (22.68)%       (5.95)%    (21.89)%        --      (12.76)%
MSCI EMF(R) Index**                       (25.82)%         4.51%    (28.17)%        --      (24.59)%

Lazard Bond Portfolio                        8.80%        13.77%      33.41%        --        76.40%
Lehman Intermediate Gov't/Corp
  Bond(R) Index**                           11.04%        20.57%      40.32%        --        91.34%

Lazard High Yield Portfolio                (9.68)%      (15.03)%          --        --       (7.57)%
Merrill Lynch High Yield
  Master II(R) Index**                     (0.92)%       (1.01)%          --        --         3.52%

Lazard International
  Fixed-Income Portfolio                   (7.92)%       (3.93)%     (2.13)%        --        48.53%
Salomon World Government Bond
  Index Ex-US(R)**+                        (7.43)%       (0.59)%       2.46%        --        66.33%

Lazard Strategic Yield Portfolio             3.37%         6.93%      25.60%        --        83.91%
One Month LIBOR USD Fixed Index**            5.67%        17.73%      31.30%        --        61.95%

Lazard Mortgage Portfolio                       --            --          --        --         3.25%
Lehman Fixed-Rate MBS(R) Index**                --            --          --        --         3.90%

** The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and assume reinvestment of dividends and distributions, if any. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The S&P/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index (consisting of the 1,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Value Index measures performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000(R) Index (consisting of the 3,000 largest U.S. companies by capitalization). The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Morgan Stanley Capital International (MSCI) World Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia, the Far East ("EAFE"), New Zealand, Canada and the United States. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The MSCI Emerging Markets Free ("EMF") Index is comprised of emerging market securities in countries open to non-local investors. The Lehman Intermediate Gov't/Corp Bond Index is comprised of U.S. Government and corporate bonds in the intermediate maturity range calculated by Lehman
     Brothers. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Salomon World Government Bond Index Ex-US is a market capitalization-weighted index of institutionally traded fixed rate non-U.S. dollar government bonds, fully hedged into U.S. dollars. The One Month London Interbank Offered Rate ("LIBOR") USD Fixed Index is an average derived from sixteen quotations of the rate that banks dealing in
     Eurodollars charge each other for large loans, as provided by banks determined by the British Bankers Association. The Lehman Fixed-Rate Mortgage-Backed Securities ("MBS") Index is an index of U.S. mortgage-backed securities in the intermediate maturity range calculated by Lehman Brothers.

                   See additional footnotes on previous page.
  12

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.
PERFORMANCE TABLE (CONCLUDED)

-------------------------------------------------------------------------------

                                                             AVERAGE ANNUAL TOTAL RETURNS
                                                           FOR PERIODS ENDED JUNE 30, 2001
                                                       ----------------------------------------
                                                                     OPEN SHARES
                                                       ----------------------------------------
                                                             ONE         THREE         SINCE
                                                            YEAR          YEAR      INCEPTION*
                                                       ------------- ------------ -------------
Lazard Equity Portfolio                                   2.01%        1.93%         8.35%
S&P 500(R) Index**                                     (14.83)%        3.89%        13.04%
S&P/BARRA Value(R) Index**                                7.92%        6.07%        12.18%
Russell 1000(R) Value Index**                            10.33%        5.35%        12.55%

Lazard Mid Cap Portfolio                                 26.98%       10.45%        11.09%
Russell Midcap(R) Index**                                 0.96%        8.17%        10.16%
Russell Midcap Value Index**                             23.92%        6.43%         8.86%

Lazard Small Cap Portfolio                               21.45%        3.37%         7.97%
Russell 2000(R) Index**                                   0.65%        5.31%         9.12%
Russell 2000 Value Index**                               30.87%        6.92%        12.12%

Lazard Global Equity Portfolio                          (14.99)%      (1.66)%        6.31%
MSCI(R) World(R) Index**                                (20.30)%       1.13%         7.57%

Lazard International Equity Portfolio                   (19.55)%      (2.54)%        5.20%
MSCI EAFE(R) Index**                                    (23.60)%      (1.24)%        3.72%

Lazard International Small Cap Portfolio                 (8.65)%      (0.17)%        4.27%
MSCI EAFE Small Cap(R) Index**                          (16.74)%      (1.44)%       (3.83)%

Lazard Emerging Markets Portfolio                       (22.86)%      (2.18)%       (6.57)%
MSCI EMF(R) Index**                                     (25.82)%       1.48%        (6.48)%

Lazard Bond Portfolio                                     8.56%        4.11%         5.21%
Lehman Intermediate Gov't/Corp Bond(R) Index**           11.04%        6.43%         6.99%

Lazard High Yield Portfolio                              (9.81)%      (5.49)%       (4.00)%
Merrill Lynch High Yield Master II(R) Index**            (0.92)%      (0.34)%        0.41%

Lazard International Fixed-Income Portfolio              (8.17)%      (1.58)%       (1.79)%
Salomon World Government Bond Index Ex-US(R)**           (7.43)%      (0.20)%       (0.64)%

Lazard Strategic Yield Portfolio                          2.87%        1.83%         2.81%
One Month LIBOR USD Fixed Index**                         5.67%        5.59%         5.62%


            CUMULATIVE TOTAL RETURNS
        FOR PERIODS ENDED JUNE 30, 2001
   ------------------------------------------
                  OPEN SHARES
   ------------------------------------------
         ONE         THREE         SINCE
        YEAR          YEAR       INCEPTION*
   ------------- ------------ ---------------
      2.01%         5.90%       42.25%
    (14.83)%       12.11%       71.51%
      7.92%        19.35%       65.79%
     10.33%        16.94%       68.22%

     26.98%        34.73%       46.88%
      0.96%        26.58%       42.41%
     23.92%        20.54%       36.36%

     21.45%        10.46%       40.26%
      0.65%        16.80%       47.02%
     30.87%        22.24%       65.69%

    (14.99)%       (4.91)%      31.01%
    (20.30)%        3.43%       38.03%

    (19.55)%       (7.43)%      25.21%
    (23.60)%       (3.67)%      17.59%

     (8.65)%       (0.51)%      20.07%
    (16.74)%       (4.26)%     (15.73)%

    (22.86)%       (6.41)%     (26.22)%
    (25.82)%        4.51%      (25.92)%

      8.56%        12.83%       24.54%
     11.04%        20.57%       33.93%

     (9.81)%      (15.59)%     (12.76)%
     (0.92)%       (1.01)%       1.38%

     (8.17)%       (4.67)%      (7.75)%
     (7.43)%       (0.59)%      (2.83)%

      2.87%         5.60%       13.09%
      5.67%        17.73%       27.46%

                        See footnotes on previous pages.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


DESCRIPTION                                          SHARES          VALUE
--------------------------------------------------------------------------------

LAZARD EQUITY PORTFOLIO

COMMON STOCKS--98.4%

AEROSPACE & DEFENSE--2.1%
 Honeywell International, Inc. ..............        45,600        $1,595,544
 United Technologies Corp. ..................        38,000         2,783,880
                                                                   ----------
                                                                    4,379,424
                                                                   ----------
ALUMINUM--1.0%
 Alcoa, Inc. ................................        55,300         2,178,820
                                                                   ----------
AUTOMOTIVE--1.2%
 Delphi Automotive Systems Corp. ............       167,100         2,661,903
                                                                   ----------
BANKING & FINANCIAL SERVICES--12.2%
 American Express Co. .......................        49,200         1,908,960
 Bank of America Corp. ......................        51,950         3,118,559
 Citigroup, Inc. ............................       111,297         5,880,933
 FleetBoston Financial Corp. ................       133,000         5,246,850
 J.P. Morgan Chase & Co. ....................        76,236         3,400,126
 Merrill Lynch & Co., Inc. ..................        52,300         3,098,775
 PNC Financial Services Group ...............        53,100         3,493,449
                                                                   ----------
                                                                   26,147,652
                                                                   ----------
BREWERY--2.7%
 Anheuser-Busch Cos., Inc. ..................       138,700         5,714,440
                                                                   ----------
BROADCASTING--0.9%
 Charter Communications, Inc.,
  Class A (a) ...............................        85,300         1,991,755
                                                                   ----------
BUSINESS SERVICES & SUPPLIES--1.7%
 First Data Corp. ...........................        56,700         3,642,975
                                                                   ----------
CHEMICALS & PLASTICS--1.2%
 Du Pont (E.I.) de Nemours & Co. ............        53,100         2,561,544
                                                                   ----------
COMPUTER SERVICES--0.6%
 Electronic Data Systems Corp. ..............        21,300         1,331,250
                                                                   ----------
COMPUTER SOFTWARE--1.6%
 Microsoft Corp. (a) ........................        47,100         3,438,300
                                                                   ----------
COMPUTERS & BUSINESS EQUIPMENT--5.5%
 Compaq Computer Corp. ......................       302,000         4,677,980
 Hewlett-Packard Co. ........................       118,900         3,400,540
 International Business
  Machines Corp. ............................        33,500         3,785,500
                                                                   ----------
                                                                   11,864,020
                                                                   ----------
CONGLOMERATES--0.5%
 Textron, Inc. ..............................        19,200         1,056,768
                                                                   ----------
COSMETICS & TOILETRIES--1.7%
 The Gillette Co. ...........................       124,600         3,612,154
                                                                   ----------
DIVERSIFIED--4.3%
 Minnesota Mining &
  Manufacturing Co. .........................        29,000        $3,308,900
 PPG Industries, Inc. .......................        56,100         2,949,177
 Tyco International, Ltd. ...................        52,700         2,872,150
                                                                   ----------
                                                                    9,130,227
                                                                   ----------
DRUGS & HEALTH CARE--9.5%
 American Home Products Corp. ...............        65,800         3,845,352
 Bristol-Myers Squibb Co. ...................        39,200         2,050,160
 Elan Corp. PLC ADR (a) .....................        54,200         3,306,200
 Eli Lilly & Co. ............................        76,200         5,638,800
 Pharmacia Corp. ............................        58,800         2,701,860
 Schering-Plough Corp. ......................        78,200         2,833,968
                                                                   ----------
                                                                   20,376,340
                                                                   ----------
ELECTRONICS--2.0%
 Motorola, Inc. .............................       134,900         2,233,944
 Texas Instruments, Inc. ....................        63,800         2,009,700
                                                                   ----------
                                                                    4,243,644
                                                                   ----------

FOOD & BEVERAGES--5.6%
 H.J. Heinz Co. .............................        66,900         2,735,541
 Kraft Foods, Inc., Class A (a) .............        45,600         1,413,600
 PepsiCo, Inc. ..............................        97,900         4,327,180
 The Kroger Co. (a) .........................       133,900         3,347,500
 The Quaker Oats Co. ........................         2,800           255,500
                                                                   ----------
                                                                   12,079,321
                                                                   ----------
HOTELS & RESTAURANTS--1.6%
 McDonald's Corp. ...........................       128,300         3,471,798
                                                                   ----------
INSURANCE--5.5%
 American General Corp. .....................        20,500           952,225
 American International Group, Inc. .........        32,600         2,803,600
 The Hartford Financial Services
  Group, Inc. ...............................        78,700         5,383,080
 XL Capital, Ltd., Class A ..................        30,700         2,520,470
                                                                   ----------
                                                                   11,659,375
                                                                   ----------
MANUFACTURING--1.9%
 General Electric Co. .......................        83,800         4,085,250
                                                                   ----------
MULTIMEDIA--6.8%
 AOL Time Warner, Inc. (a) ..................       101,250         5,366,250
 The News Corp. Ltd., ADR ...................       196,200         6,356,880
 Viacom, Inc., Class B (a) ..................        55,200         2,856,600
                                                                   ----------
                                                                   14,579,730
                                                                   ----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
DESCRIPTION                                  SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD EQUITY PORTFOLIO (CONCLUDED)
OIL & GAS--7.2%
 Chevron Corp. ............................  34,100     $ 3,086,050
 Conoco, Inc., Class B .................... 108,474       3,134,899
 El Paso Corp. ............................  47,988       2,521,289
 Exxon Mobil Corp. ........................  36,664       3,202,600
 Texaco, Inc. .............................  51,500       3,429,900
                                                        -----------
                                                         15,374,738
                                                        -----------
PAPER PRODUCTS--1.0%
 International Paper Co. ..................  57,500       2,052,750
                                                        -----------
PETROLEUM EQUIPMENT & SERVICES--0.6%
 Schlumberger, Ltd. .......................  24,700       1,300,455
                                                        -----------
RETAIL--1.9%
 Target Corp. ............................. 116,600       4,034,360
                                                        -----------
SEMICONDUCTORS & COMPONENTS--2.2%
 Agere Systems, Inc., Class A (a) ......... 363,200       2,724,000
 Intel Corp. ..............................  68,200       1,994,850
                                                        -----------
                                                          4,718,850
                                                        -----------
TELECOMMUNICATIONS--8.0%
 AT&T Wireless Group (a) .................. 188,200       3,077,070
 Qwest Communications
  International, Inc. .....................  83,400       2,657,958
 SBC Communications, Inc. ................. 137,779       5,519,427
 Verizon Communications, Inc. .............  73,100       3,910,850
 WorldCom, Inc.-WorldCom
  Group (a) ............................... 140,100       1,989,420
                                                        -----------
                                                         17,154,725
                                                        -----------
TOBACCO--2.2%
 Philip Morris Cos., Inc. .................  93,500       4,745,125
                                                        -----------
UTILITIES--5.2%
 Constellation Energy Group, Inc. .........  49,900       2,125,740
 Entergy Corp. ............................  43,500       1,669,965
 FPL Group, Inc. ..........................  74,900       4,509,729
 Public Service Enterprise
  Group, Inc. .............................  55,400       2,709,060
                                                        -----------
                                                         11,014,494
                                                        -----------
TOTAL COMMON STOCKS
 (Identified cost $207,753,349)............             210,602,187
                                                        -----------
CONVERTIBLE PREFERRED STOCK--0.6%
COMPUTER SERVICES--0.6%
 Electronic Data Systems Corp.,
  7.625%, 08/17/04
  (Identified cost $1,305,000).............  26,100       1,375,470
                                                        -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------
CONVERTIBLE BONDS--1.5%
BROADCASTING--0.3%
 Charter Communications, Inc.,
  Class A,
  4.75%, 06/01/06 .....................   $     673         717,351
                                                        -----------
COMPUTERS & BUSINESS EQUIPMENT--1.2%
 Hewlett-Packard Co.,
  0.00%, 10/14/17 (l) .................       4,724       2,522,096
                                                        -----------
TOTAL CONVERTIBLE BONDS
 (Identified cost $3,209,130)..........                   3,239,447
                                                        -----------
REPURCHASE AGREEMENT--1.9%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $3,890,000 United States Treasury
  Note, 6.00%, 08/15/09, with a
  value of $4,152,575)
  (Identified cost $4,070,000).........       4,070       4,070,000
                                                        -----------
TOTAL INVESTMENTS
 (Identified cost $216,337,479) (b) ......... 102.4%   $219,287,104
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ............................... ( 2.4)     (5,175,128)
                                              ------    -----------
NET ASSETS .................................. 100.0%   $214,111,976
                                              ======   ============
   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                        SHARES         VALUE
--------------------------------------------------------------------------------

LAZARD MID CAP PORTFOLIO

COMMON STOCKS--97.3%

AUTOMOTIVE--2.3%
 Delphi Automotive Systems Corp. .........         35,400       $ 563,922
                                                                ---------
BANKING & FINANCIAL SERVICES--10.6%
 A.G. Edwards, Inc. ......................          5,600         252,000
 Allied Capital Corp. ....................         10,000         231,500
 Capital One Financial Corp. .............          2,000         120,000
 Heller Financial, Inc., Class A .........          5,000         200,000
 Instinet Group, Inc. (a) ................         25,700         479,048
 Mercantile Bankshares Corp. .............          9,900         387,387
 North Fork Bancorporation, Inc. .........          8,950         277,450
 SouthTrust Corp. ........................          7,400         192,400
 TCF Financial Corp. .....................          8,900         412,159
                                                                ---------
                                                                2,551,944
                                                                ---------
BROADCASTING--2.7%
 Charter Communications, Inc.,
  Class A (a) ............................         19,900         464,665
 USA Networks, Inc. (a) ..................          6,300         176,400
                                                                ---------
                                                                  641,065
                                                                ---------
BUSINESS SERVICES & SUPPLIES--8.6%
 Celestica, Inc. (a) .....................          3,900         200,850
 Gartner, Inc., Class A (a) ..............         70,100         771,100
 Iron Mountain, Inc. (a) .................          7,800         349,752
 KPMG Consulting, Inc. (a) ...............         22,800         349,980
 The Titan Corp. (a) .....................         16,700         382,430
                                                                ---------
                                                                2,054,112
                                                                ---------
COMPUTER SERVICES--1.3%
 Acxiom Corp. (a) ........................         24,000         314,160
                                                                ---------
COMPUTER SOFTWARE--1.1%
 Intuit, Inc. (a) ........................          6,800         271,932
                                                                ---------
COMPUTERS & BUSINESS EQUIPMENT--5.1%
 Diebold, Inc. ...........................         17,300         556,195
 Maxtor Corp. (a) ........................         83,928         440,622
 NCR Corp. (a) ...........................          5,000         235,000
                                                                ---------
                                                                1,231,817
                                                                ---------
CONGLOMERATES--2.0%
 Textron, Inc. ...........................          8,700         478,848
                                                                ---------
DIVERSIFIED--11.1%
 Cooper Industries, Inc. .................          6,200         245,458
 Navistar International Corp. (a) ........         17,300         486,649
 Newell Rubbermaid, Inc. .................         20,100         504,510
 PPG Industries, Inc. ....................         10,500         551,985
 SPX Corp. (a) ...........................          3,100         388,058
 Viad Corp. ..............................         18,400         485,760
                                                                ---------
                                                                2,662,420
                                                                ---------
DRUGS & HEALTH CARE--7.0%
 Biogen, Inc. (a) ........................          7,900         429,444
 Celgene Corp. (a) .......................         16,000         461,600
 King Pharmaceuticals, Inc. (a) ..........         10,200         548,250
 MedImmune, Inc. (a) .....................          5,300         250,160
                                                                ---------
                                                                1,689,454
                                                                ---------
ELECTRONICS--0.7%
 Millipore Corp. .........................          2,800         173,544
                                                                ---------
FOOD & BEVERAGES--4.6%
 PepsiAmericas, Inc. .....................         38,300         509,390
 The Quaker Oats Co. .....................          6,500         593,125
                                                                ---------
                                                                1,102,515
                                                                ---------
INSURANCE--4.5%
 ACE, Ltd. ...............................         14,500         566,805
 Ambac Financial Group, Inc. .............          8,750         509,250
                                                                ---------
                                                                1,076,055
                                                                ---------

OIL & GAS--7.5%
 Baker Hughes, Inc. ......................         14,900         499,150
 Cooper Cameron Corp. (a) ................          5,800         323,640
 Tidewater, Inc. .........................         12,200         459,940
 USX-Marathon Group ......................         17,100         504,621
                                                                ---------
                                                                1,787,351
                                                                ---------
PAPER PRODUCTS--1.7%
 Bowater, Inc. ...........................          9,200         411,608
                                                                ---------
PUBLISHING--2.0%
 The New York Times Co., Class A .........          5,600         235,200
 Valassis Communications, Inc. (a) .......          6,900         247,020
                                                                ---------
                                                                  482,220
                                                                ---------
REAL ESTATE--4.9%
 Archstone Communities Trust .............         14,700         378,966
 Equity Office Properties Trust ..........         16,700         528,221
 Health Care Property Investors, Inc......          7,600         261,440
                                                                ---------
                                                                1,168,627
                                                                ---------
RETAIL--7.1%
 Blockbuster, Inc., Class A ..............         11,400         208,050
 Ross Stores, Inc. .......................         22,500         538,875
 The Limited, Inc. .......................         30,500         503,860
 Venator Group, Inc. (a) .................         28,800         440,640
                                                                ---------
                                                                1,691,425
                                                                ---------
SEMICONDUCTORS & COMPONENTS--1.4%
 Agere Systems, Inc., Class A (a) ........         43,700         327,750
                                                                ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


DESCRIPTION                                 SHARES         VALUE
--------------------------------------------------------------------------------

LAZARD MID CAP PORTFOLIO (CONCLUDED)

TELECOMMUNICATIONS--2.8%
 Harris Corp. ............................. 24,500       $  666,645
                                                         ----------
UTILITIES--8.3%
 Constellation Energy Group, Inc. ......... 13,000          553,800
 Entergy Corp. ............................ 13,700          525,943
 FirstEnergy Corp. ........................  7,600          244,416
 NiSource, Inc. ...........................  6,800          185,844
 UtiliCorp United, Inc. ................... 16,000          488,800
                                                         ----------
                                                          1,998,803
                                                         ----------
TOTAL COMMON STOCKS
 (Identified cost $21,188,373).............              23,346,217
                                                         ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ----------
REPURCHASE AGREEMENT--4.5%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $1,020,000 United States Treasury
  Note, 6.625%, 05/15/07, with a
  value of $1,104,126)
  (Identified cost $1,081,000)............. $1,081      $ 1,081,000
                                                        -----------
TOTAL INVESTMENTS
 (Identified cost $22,269,373) (b) ........ 101.8%      $24,427,217
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS .............................  (1.8)         (441,532)
                                            ------      -----------
NET ASSETS ................................ 100.0%      $23,985,685
                                            ======      ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                          SHARES         VALUE
--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO

COMMON STOCKS--96.6%

AIRLINES--0.9%
 Alaska Air Group, Inc. (a) ................        192,200       $5,554,580
 Atlantic Coast Airlines
  Holdings, Inc. (a) .......................         26,200          785,738
                                                                  ----------
                                                                   6,340,318
                                                                  ----------
AUTO PARTS--0.6%
 Pennzoil-Quaker State Co. .................        366,700        4,107,040
                                                                  ----------
BANKING & FINANCIAL SERVICES--9.6%
 Allied Capital Corp. ......................        353,800        8,190,470
 Chittenden Corp. ..........................        208,800        7,026,120
 Cullen/Frost Bankers, Inc. ................        151,100        5,114,735
 East West Bancorp, Inc. ...................        101,800        2,748,600
 Heller Financial, Inc., Class A ...........        306,900       12,276,000
 Investment Technology
  Group, Inc. (a) ..........................        122,400        6,155,496
 New York Community Bancorp, Inc............        230,217        8,667,670
 Richmond County Financial Corp. ...........        152,500        5,721,800
 Southwest Bancorporation of
  Texas, Inc. (a) ..........................         80,300        2,425,863
 Westamerica Bancorporation ................         88,200        3,461,850
 Wilmington Trust Corp. ....................         72,300        4,529,595
                                                                  ----------
                                                                  66,318,199
                                                                  ----------
BUSINESS SERVICES & SUPPLIES--11.0%
 American Management
  Systems, Inc. (a) ........................        375,900        8,871,240
 Answerthink, Inc. (a) .....................        824,800        8,239,752
 Dendrite International, Inc. (a) ..........        484,400        3,633,000
 Gartner, Inc., Class A (a) ................        777,300        8,550,300
 Iron Mountain, Inc. (a) ...................        239,500       10,739,180
 MAXIMUS, Inc. (a) .........................        210,000        8,418,900
 The Profit Recovery Group
  International, Inc. (a) ..................        487,300        5,584,458
 The Titan Corp. (a) .......................        433,400        9,924,860
 United Stationers, Inc. (a) ...............        232,800        7,347,168
 West Corp. (a) ............................        223,200        4,912,632
                                                                  ----------
                                                                  76,221,490
                                                                  ----------
CHEMICALS & PLASTICS--0.7%
 Ferro Corp. ...............................        207,100        4,516,851
                                                                  ----------
COMPUTER SERVICES--0.7%
 Acxiom Corp. (a) ..........................        359,300        4,703,237
                                                                  ----------
COMPUTER SOFTWARE--2.0%
 Avant! Corp. (a) ..........................        483,300       $6,427,890
 Mentor Graphics Corp. (a) .................        439,600        7,693,000
                                                                  ----------
                                                                  14,120,890
                                                                  ----------
COMPUTERS & BUSINESS EQUIPMENT--4.3%
 Avocent Corp. (a) .........................        333,600        7,589,400
 Black Box Corp. (a) .......................         94,000        6,331,840
 Diebold, Inc. .............................        188,700        6,066,705
 Maxtor Corp. (a) ..........................      1,786,000        9,376,500
                                                                  ----------
                                                                  29,364,445
                                                                  ----------
CONSTRUCTION MATERIALS--0.8%
 Dal-Tile International, Inc. (a) ..........        297,900        5,526,045
                                                                  ----------
CONTAINERS--1.1%
 Packaging Corp. of America (a) ............        498,300        7,738,599
                                                                  ----------
DIVERSIFIED--0.9%
 Navistar International Corp. (a) ..........        125,300        3,524,689
 The Liberty Corp. .........................         60,600        2,424,000
                                                                  ----------
                                                                   5,948,689
                                                                  ----------
DRUGS & HEALTH CARE--4.5%
 Celgene Corp. (a) .........................        335,500        9,679,175
 Manor Care, Inc. (a) ......................        320,000       10,160,000
 Owens & Minor, Inc. .......................        368,400        6,999,600
 Pharmacopeia, Inc. (a) ....................        185,100        4,442,400
                                                                  ----------
                                                                  31,281,175
                                                                  ----------

EDUCATION--0.5%
 ITT Educational Services, Inc. (a) ........          8,100          364,500
 Learning Tree International, Inc. (a) .....        127,900        2,936,584
                                                                  ----------
                                                                   3,301,084
                                                                  ----------
ELECTRICAL EQUIPMENT--1.9%
 Axcelis Technologies, Inc. (a) ............        111,500        1,650,200
 Belden, Inc. ..............................        173,620        4,644,335
 LTX Corp. (a) .............................        264,800        6,768,288
                                                                  ----------
                                                                  13,062,823
                                                                  ----------
ELECTRONICS--1.4%
 Sensormatic Electronics Corp. (a) .........        571,500        9,715,500
                                                                  ----------
FOOD & BEVERAGES--1.4%
 PepsiAmericas, Inc. .......................        713,700        9,492,210
                                                                  ----------
GAS EXPLORATION--1.4%
 Louis Dreyfus Natural Gas Corp. (a)........        284,200        9,904,370
                                                                  ----------
HOMEBUILDERS--0.9%
 Toll Brothers, Inc. (a) ...................        158,800        6,242,428
                                                                  ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                         SHARES            VALUE
--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO (CONTINUED)

HOTELS & RESTAURANTS--2.2%
 Jack in the Box, Inc. (a) ..................       393,900        $10,280,790
 Prime Hospitality Corp. (a) ................       421,700          4,997,145
                                                                   -----------
                                                                    15,277,935
                                                                   -----------
HOUSEHOLD APPLIANCES & HOME
  FURNISHINGS--2.3%
 Furniture Brands
  International, Inc. (a) ...................       211,700          5,927,600
 Harman International
  Industries, Inc. ..........................       261,100          9,945,299
                                                                   -----------
                                                                    15,872,899
                                                                   -----------
INDUSTRIAL & MACHINERY--1.2%
 AMETEK, Inc. ...............................        87,700          2,679,235
 Esterline Technologies Corp. (a) ...........       165,000          3,588,750
 JLG Industries, Inc. .......................       143,500          1,772,225
                                                                   -----------
                                                                     8,040,210
                                                                   -----------
INSURANCE--5.9%
 AmerUs Group Co. ...........................       198,800          7,051,436
 Arthur J. Gallagher & Co. ..................       222,800          5,792,800
 Everest Re Group, Ltd. .....................       167,100         12,499,080
 HCC Insurance Holdings, Inc. ...............       134,400          3,292,800
 Radian Group, Inc. .........................       214,642          8,682,269
 W.R. Berkley Corp. .........................        79,400          3,288,748
                                                                   -----------
                                                                    40,607,133
                                                                   -----------
LEISURE & ENTERTAINMENT--2.8%
 Bally Total Fitness Holding Corp. (a).......       366,000         10,837,260
 Brunswick Corp. ............................       340,600          8,184,618
                                                                   -----------
                                                                    19,021,878
                                                                   -----------
MANUFACTURING--1.0%
 Crane Co. ..................................       102,510          3,177,810
 Federal Signal Corp. .......................       167,800          3,938,266
                                                                   -----------
                                                                     7,116,076
                                                                   -----------
MEDICAL PRODUCTS--4.9%
 American Medical Systems
  Holdings, Inc. (a) ........................       331,400          5,086,990
 INAMED Corp. (a) ...........................       256,700          7,267,177
 Invacare Corp. .............................       264,200         10,206,046
 STERIS Corp. (a) ...........................       376,900          7,556,845
 Varian, Inc. (a) ...........................       113,700          3,672,510
                                                                   -----------
                                                                    33,789,568
                                                                   -----------
MEDICAL SERVICES--1.9%
 Albany Molecular Research, Inc. (a).........       104,700        $ 3,979,647
 Gene Logic, Inc. (a) .......................       268,600          5,855,480
 Renal Care Group, Inc. (a) .................        92,400          3,039,036
                                                                   -----------
                                                                    12,874,163
                                                                   -----------
MEDICAL SUPPLIES--1.5%
 DENTSPLY International, Inc. ...............       240,000         10,644,000
                                                                   -----------
OIL & GAS--4.2%
 Chiles Offshore, Inc. (a) ..................       209,300          3,715,075
 Helmerich & Payne, Inc. ....................       289,020          8,907,596
 Horizon Offshore, Inc. (a) .................       199,600          2,694,600
 Hydril Co. (a) .............................       122,600          2,791,602
 Kinder Morgan Management, LLC (a)...........       157,500         10,788,750
                                                                   -----------
                                                                    28,897,623
                                                                   -----------
PUBLISHING--5.4%
 Banta Corp. ................................       170,950          5,008,835
 Houghton Mifflin Co. .......................       148,200          8,881,626
 Journal Register Co. (a) ...................       294,700          4,744,670
 Pulitzer, Inc. .............................       139,000          7,339,200
 R. H. Donnelley Corp. (a) ..................       363,300         11,625,600
                                                                   -----------
                                                                    37,599,931
                                                                   -----------

REAL ESTATE--7.5%
 Alexandria Real Estate Equities, Inc........       207,900          8,274,420
 Annaly Mortgage Management, Inc.............       542,100          7,432,191
 Catellus Development Corp. (a) .............       197,200          3,441,140
 Charles E. Smith Residential
  Realty, Inc. ..............................        55,500          2,783,325
 Chelsea Property Group, Inc. ...............       109,900          5,154,310
 Cousins Properties, Inc. ...................       125,800          3,377,730
 FelCor Lodging Trust, Inc. .................       216,925          5,076,045
 Health Care Property Investors, Inc.........       200,800          6,907,520
 Kilroy Realty Corp. ........................       137,600          4,004,160
 Reckson Associates Realty Corp. ............       239,400          5,506,200
                                                                   -----------
                                                                    51,957,041
                                                                   -----------
RETAIL--6.6%
 AnnTaylor Stores Corp. (a) .................        94,100          3,368,780
 Blockbuster, Inc., Class A .................       293,800          5,361,850
 Pacific Sunwear of California, Inc. (a).....       473,300         10,616,119
 Ross Stores, Inc. ..........................       510,300         12,221,685
 The Children's Place Retail
  Stores, Inc. (a) ..........................       184,100          4,933,880
 Venator Group, Inc. (a) ....................       586,400          8,971,920
                                                                   -----------
                                                                    45,474,234
                                                                   -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                SHARES               VALUE
--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO (CONCLUDED)

TELECOMMUNICATIONS EQUIPMENT--1.1%
 ANTEC Corp. (a) ........................  260,700           $ 3,232,680
 CommScope, Inc. (a) ....................  190,700             4,481,450
                                                             -----------
                                                               7,714,130
                                                             -----------
TRANSPORTATION--0.7%
 CNF, Inc. ..............................  166,100             4,692,325
                                                             -----------
UTILITIES--2.8%
 Avista Corp. ...........................  153,300             3,062,934
 Orion Power Holdings, Inc. (a) .........  283,800             6,757,278
 Sierra Pacific Resources ...............  580,292             9,278,869
                                                             -----------
                                                              19,099,081
                                                             -----------
TOTAL COMMON STOCKS
 (Identified cost $576,884,906)..........                    666,583,620
                                                             -----------
                                           PRINCIPAL
                                            AMOUNT
                                             (000)
                                           ----------
REPURCHASE AGREEMENT--0.7%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $4,390,000 United States Treasury
  Note, 6.00%, 08/15/09, with a
  value of $4,686,325)
  (Identified cost $4,591,000)............... $4,591        $  4,591,000
                                                            ------------
TOTAL INVESTMENTS
 (Identified cost $581,475,906) (b) .........  97.3%        $671,174,620
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES .............................   2.7           18,485,909
                                              ------        ------------
NET ASSETS .................................. 100.0%        $689,660,529
                                              ======        ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                         SHARES         VALUE
--------------------------------------------------------------------------------

LAZARD GLOBAL EQUITY PORTFOLIO

COMMON STOCKS--97.9%

FINLAND--0.8%
 UPM-Kymmene Oyj ..........................         29,300       $  829,083
                                                                 ----------
FRANCE--8.2%
 Aventis SA ...............................         20,275        1,620,267
 Axa ......................................         45,880        1,308,345
 BNP Paribas SA ...........................         16,140        1,406,082
 Lagardere SCA ............................         18,300          862,263
 TotalFinaElf SA ..........................         12,407        1,739,067
 Vivendi Universal SA .....................         19,945        1,163,729
                                                                 ----------
 TOTAL FRANCE .............................                       8,099,753
                                                                 ----------
GERMANY--4.4%
 Allianz AG ...............................          4,660        1,361,458
 Bayerische Hypo-und
  Vereinsbank AG ..........................         29,200        1,445,139
 E.On AG ..................................         20,700        1,086,564
 ThyssenKrupp AG ..........................         32,400          425,589
                                                                 ----------
 TOTAL GERMANY ............................                       4,318,750
                                                                 ----------
ITALY--1.1%
 San Paolo-IMI SpA ........................         85,600        1,098,281
                                                                 ----------
JAPAN--11.0%
 Canon, Inc. ..............................         28,000        1,131,585
 Fujitsu, Ltd. ............................         89,000          934,889
 Kao Corp. ................................         31,000          770,588
 Mizuho Holdings, Inc. ....................            224        1,041,777
 Nissan Motor Co., Ltd. ...................        163,000        1,125,355
 NTT DoCoMo, Inc. .........................             49          852,618
 Sankyo Co., Ltd. .........................         16,000          288,670
 Sony Corp. ...............................         16,300        1,071,766
 Sumitomo Mitsui Banking Corp. ............        115,000          949,803
 The Nikko Securities Co., Ltd. ...........        126,000        1,009,334
 The Sumitomo Trust & Banking
  Co., Ltd. ...............................        157,000          988,253
 Toyota Motor Corp. .......................         20,400          718,114
                                                                 ----------
 TOTAL JAPAN ..............................                      10,882,752
                                                                 ----------
NETHERLANDS--7.0%
 ABN AMRO Holding NV ......................         58,000        1,090,685
 Akzo Nobel NV ............................         26,700        1,131,345
 Getronics NV .............................         56,600          235,032
 Heineken NV ..............................         35,827        1,446,122
 ING Groep NV .............................         21,900        1,432,766
 Koninklijke (Royal) Philips
  Electronics NV ..........................         61,779        1,639,223
                                                                 ----------
 TOTAL NETHERLANDS ........................                       6,975,173
                                                                 ----------
SINGAPORE--1.3%
 Oversea-Chinese Banking
  Corp., Ltd. .............................        196,800       $1,285,357
                                                                 ----------
SPAIN--2.5%
 Endesa SA ................................         93,500        1,492,817
 Telefonica SA (a) ........................         75,951          937,149
                                                                 ----------
 TOTAL SPAIN ..............................                       2,429,966
                                                                 ----------
SWEDEN--1.6%
 Investor AB, B Shares ....................        123,100        1,568,045
                                                                 ----------
SWITZERLAND--1.6%
 Roche Holding AG .........................         12,100          872,224
 Zurich Financial Services AG .............          2,116          722,019
                                                                 ----------
 TOTAL SWITZERLAND ........................                       1,594,243
                                                                 ----------
UNITED KINGDOM--9.3%
 BP PLC ...................................        193,700        1,594,444
 Diageo PLC ...............................        134,748        1,480,172
 GlaxoSmithKline PLC ......................         46,157        1,300,058
 HSBC Holdings PLC ........................        144,578        1,715,407
 National Grid Group PLC ..................        186,900        1,379,227
 Tesco PLC ................................        220,000          794,704
 Vodafone Group PLC .......................        425,500          943,790
                                                                 ----------
 TOTAL UNITED KINGDOM .....................                       9,207,802
                                                                 ----------

UNITED STATES--49.1%
 Agere Systems, Inc., Class A (a) .........        141,600        1,062,000
 American Express Co. .....................         19,400          752,720
 American Home Products Corp. .............         30,700        1,794,108
 Anheuser-Busch Cos., Inc. ................         35,500        1,462,600
 AOL Time Warner, Inc. (a) ................         37,050        1,963,650
 AT&T Wireless Group (a) ..................         70,000        1,144,500
 Bank of America Corp. ....................         18,930        1,136,368
 Bristol-Myers Squibb Co. .................         18,000          941,400
 Chevron Corp. ............................         16,500        1,493,250
 Citigroup, Inc. ..........................         44,033        2,326,704
 Compaq Computer Corp. ....................         77,300        1,197,377
 Eli Lilly & Co. ..........................         27,300        2,020,200
 Exxon Mobil Corp. ........................         21,273        1,858,196
 First Data Corp. .........................         21,800        1,400,650
 FleetBoston Financial Corp. ..............         40,300        1,589,835
 H.J. Heinz Co. ...........................         23,900          977,271
 Hewlett-Packard Co. ......................         34,300          980,980
 Intel Corp. ..............................         42,900        1,254,825
 International Business
  Machines Corp. ..........................         15,220        1,719,860
 J.P. Morgan Chase & Co. ..................         32,400        1,445,040
 Kraft Foods, Inc., Class A (a) ...........         19,300          598,300
 McDonald's Corp. .........................         55,700        1,507,242


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


DESCRIPTION                                 SHARES            VALUE
--------------------------------------------------------------------------------

LAZARD GLOBAL EQUITY PORTFOLIO (CONCLUDED)

 Microsoft Corp. (a) ...................    25,100         $ 1,832,300
 Minnesota Mining &
  Manufacturing Co. ....................    13,700           1,563,170
 Motorola, Inc. ........................    28,900             478,584
 PepsiCo, Inc. .........................    34,700           1,533,740
 PPG Industries, Inc. ..................    19,500           1,025,115
 Qwest Communications
  International, Inc. ..................    32,900           1,048,523
 Schering-Plough Corp. .................    33,500           1,214,040
 Target Corp. ..........................    29,400           1,017,240
 Texas Instruments, Inc. ...............    20,500             645,750
 The Gillette Co. ......................    46,000           1,333,540
 The Hartford Financial Services
  Group, Inc. ..........................    22,460           1,536,264
 The Kroger Co. (a) ....................    44,100           1,102,500
 Tyco International, Ltd. ..............    22,000           1,199,000
 United Technologies Corp. .............    18,800           1,377,288
 Verizon Communications, Inc. ..........    21,000           1,123,500
                                                           -----------
 TOTAL UNITED STATES ...................                    48,657,630
                                                           -----------
TOTAL COMMON STOCKS
 (Identified cost $107,321,969).........                    96,946,835
                                                           -----------
                                           PRINCIPAL
                                            AMOUNT
                                             (000)
                                           ----------
REPURCHASE AGREEMENT--2.3%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $2,180,000 United States Treasury
  Note, 6.625%, 05/15/07, with a
  value of $2,359,798)
  (Identified cost $2,310,000)............... $2,310       $ 2,310,000
                                                           -----------
TOTAL INVESTMENTS
 (Identified cost $109,631,969) (b) ......... 100.2%       $99,256,835
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ...............................  (0.2)          (219,739)
                                              ------       -----------
NET ASSETS .................................. 100.0%       $99,037,096
                                              ======       ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                      SHARES           VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY PORTFOLIO

COMMON STOCKS--97.1%

DENMARK--0.8%
 TDC A/S ................................        595,230       $21,475,974
                                                               -----------
FINLAND--1.0%
 UPM-Kymmene Oyj ........................        912,980        25,833,998
                                                               -----------

FRANCE--14.3%
 Alcatel SA .............................        549,700        11,506,325
 Alstom .................................        997,639        27,781,451
 Aventis SA .............................        436,932        34,917,206
 Axa ....................................      1,600,400        45,638,100
 BNP Paribas SA .........................        454,382        39,584,775
 Compagnie de Saint-Gobain ..............        117,800        16,022,647
 Lagardere SCA ..........................        797,230        37,564,046
 Suez SA ................................      1,856,550        59,786,646
 TotalFinaElf SA ........................        440,460        61,738,479
 Vivendi Universal SA ...................        737,030        43,003,426
                                                               -----------
 TOTAL FRANCE ...........................                      377,543,101
                                                               -----------
GERMANY--6.4%
 Allianz AG .............................        234,109        68,396,886
 Bayerische Hypo-und
  Vereinsbank AG ........................      1,133,955        56,120,640
 E.On AG ................................        564,210        29,615,968
 ThyssenKrupp AG ........................      1,107,600        14,548,847
                                                               -----------
 TOTAL GERMANY ..........................                      168,682,341
                                                               -----------
HONG KONG--0.6%
 Hutchison Whampoa, Ltd. ................      1,489,000        15,033,559
                                                               -----------
IRELAND--1.3%
 Elan Corp. PLC ADR (a) .................        540,650        32,979,650
                                                               -----------
ITALY--4.0%
 Alleanza Assicurazioni .................      1,970,933        20,811,522
 ENI SpA ................................      4,414,800        53,875,023
 San Paolo-IMI SpA ......................      2,279,800        29,250,721
                                                               -----------
 TOTAL ITALY ............................                      103,937,266
                                                               -----------
JAPAN--23.9%
 ACOM Co., Ltd. .........................        207,200        18,292,615
 Canon, Inc. ............................        916,000        37,019,004
 East Japan Railway Co. .................          2,918        16,846,765
 Fujitsu, Ltd. ..........................      4,609,000        48,414,642
 Hitachi, Ltd. ..........................      5,199,000        51,068,680
 Japan Tobacco, Inc. ....................            315         2,172,240
 Kao Corp. ..............................      1,542,000       $38,330,527
 Kyocera Corp. ..........................        146,900        12,957,261
 Mizuho Holdings, Inc. ..................          6,904        32,109,053
 Nissan Motor Co., Ltd. .................      8,182,000        56,488,670
 NTT DoCoMo, Inc. .......................          2,143        37,288,991
 Orix Corp. .............................        331,460        32,239,675
 Sony Corp. .............................        827,800        54,429,958
 Sumitomo Mitsui Banking Corp. ..........      5,919,000        48,885,976
 The Nikko Securities Co., Ltd. .........      6,417,000        51,403,921
 The Sumitomo Trust & Banking
  Co., Ltd. .............................      4,610,000        29,018,122
 Toyota Motor Corp. .....................        542,400        19,093,385
 Yamanouchi Pharmaceutical
  Co., Ltd. .............................      1,588,000        44,567,397
                                                               -----------
 TOTAL JAPAN ............................                      630,626,882
                                                               -----------
NETHERLANDS--12.5%
 ABN AMRO Holding NV ....................      3,601,660        67,728,890
 Akzo Nobel NV ..........................      1,353,900        57,368,109
 Getronics NV ...........................      2,476,204        10,282,446
 Heineken NV ............................      1,013,618        40,913,708
 ING Groep NV ...........................        905,400        59,234,092
 Koninklijke (Royal) Philips
  Electronics NV ........................      2,330,902        61,847,340
 Wolters Kluwer NV ......................      1,210,900        32,581,116
                                                               -----------
 TOTAL NETHERLANDS ......................                      329,955,701
                                                               -----------

PORTUGAL--1.0%
 Portugal Telecom SGPS SA,
  Registered Shares (a) .................      3,562,500        24,876,887
 Portugal Telecom SGPS SA,
  Rights, 07/09/01 (a) ..................      3,562,500           483,046
                                                               -----------
 TOTAL PORTUGAL .........................                       25,359,933
                                                               -----------
SINGAPORE--2.7%
 Oversea-Chinese Banking Corp., Ltd.           4,134,050        27,000,656
 United Overseas Bank, Ltd. .............      6,828,897        43,102,259
                                                               -----------
 TOTAL SINGAPORE ........................                       70,102,915
                                                               -----------
SPAIN--3.1%
 Endesa SA ..............................      2,900,700        46,312,439
 Telefonica SA (a) ......................      2,780,975        34,314,084
                                                               -----------
 TOTAL SPAIN ............................                       80,626,523
                                                               -----------
SWEDEN--2.9%
 Electrolux AB, Series B ................      2,033,800        28,151,099
 Investor AB, B Shares ..................      3,879,600        49,418,247
                                                               -----------
 TOTAL SWEDEN ...........................                       77,569,346
                                                               -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                   SHARES          VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY PORTFOLIO (CONCLUDED)

SWITZERLAND--2.8%
 ABB, Ltd. ...............................  1,158,440     $  17,539,420
 Roche Holding AG ........................    438,500        31,609,101
 Zurich Financial Services AG ............     74,904        25,558,671
                                                          -------------
 TOTAL SWITZERLAND .......................                   74,707,192
                                                          -------------
UNITED KINGDOM--19.8%
 BAE Systems PLC .........................  6,379,148        30,589,682
 BP PLC ..................................  7,483,700        61,602,176
 British Telecommunications PLC ..........  7,899,950        49,730,982
 Cadbury Schweppes PLC ...................  5,341,626        36,070,923
 Diageo PLC ..............................  4,904,394        53,873,491
 GlaxoSmithKline PLC .....................  1,469,360        41,385,993
 HSBC Holdings PLC .......................  6,035,384        71,609,391
 Invensys PLC ............................ 21,246,200        40,393,380
 National Grid Group PLC .................  3,830,100        28,264,191
 Tesco PLC ...............................  9,192,900        33,207,415
 The Great Universal Stores PLC ..........  4,245,720        36,383,720
 Vodafone Group PLC ...................... 17,571,200        38,974,194
                                                          -------------
 TOTAL UNITED KINGDOM ....................                  522,085,538
                                                          -------------
TOTAL COMMON STOCKS
 (Identified cost $2,856,692,055).........                2,556,519,919
                                                          -------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)
                                           ----------
REPURCHASE AGREEMENT--2.0%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $51,880,000 United States Treasury
  Note, 6.00%, 08/15/09, with a
  value of $55,381,900)
  (Identified cost $54,290,000).........  $    54,290    $   54,290,000
                                                         --------------
TOTAL INVESTMENTS
 (Identified cost
  $2,910,982,055) (b) ..................         99.1%   $2,610,809,919
CASH AND OTHER ASSETS IN
 EXCESS OF LIABILITIES .................          0.9        23,037,371
                                               -------   --------------
NET ASSETS .............................        100.0%   $2,633,847,290
                                               =======   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                   SHARES             VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

COMMON STOCKS--95.0%
AUSTRALIA--1.9%
 Cochlear, Ltd. .........................    322,500           $6,415,154
                                                               ----------
BELGIUM--1.7%
 Creyf's NV .............................    289,103            5,512,506
 Creyf's NV STRIP (a) ...................     15,381                  130
                                                               ----------
 TOTAL BELGIUM ..........................                       5,512,636
                                                               ----------
FINLAND--3.3%
 Amer Group, Ltd. .......................    271,800            6,219,095
 Sampo Oyj, A Shares ....................    559,000            4,760,930
                                                               ----------
 TOTAL FINLAND ..........................                      10,980,025
                                                               ----------
FRANCE--6.8%
 Carbone-Lorraine SA ....................    160,800            5,750,591
 CNP Assurances .........................     86,674            2,926,322
 Neopost SA (a), (c) ....................    113,800            2,917,303
 SCOR ADR ...............................     72,700            3,249,690
 Societe BIC SA .........................    210,200            7,659,759
                                                               ----------
 TOTAL FRANCE ...........................                      22,503,665
                                                               ----------
GERMANY--4.1%
 Fielmann AG ............................    176,300            6,499,134
 Kamps AG ...............................    314,400            2,861,546
 SCS Standard Computersysteme (a) .......     16,070                    0
 Techem AG (a) ..........................    161,546            4,107,064
                                                               ----------
 TOTAL GERMANY ..........................                      13,467,744
                                                               ----------
HONG KONG--2.8%
 Esprit Holdings, Ltd. (a) ..............  6,607,500            7,243,022
 Shaw Brothers (Hong Kong), Ltd. ........  2,812,500            2,109,429
                                                               ----------
 TOTAL HONG KONG ........................                       9,352,451
                                                               ----------
IRELAND--2.8%
 Waterford Wedgwood PLC ................. 10,136,352            9,277,253
                                                               ----------
ITALY--2.2%
 Industrie Natuzzi SpA ADR ..............    343,100            4,755,366
 Interpump Group SpA ....................    719,700            2,457,936
                                                               ----------
 TOTAL ITALY ............................                       7,213,302
                                                               ----------
JAPAN--11.9%
 ADERANS Co., Ltd. ......................     64,800            2,213,519
 Diamond Lease Co., Ltd. ................    265,000            3,038,650
 Hitachi Medical Corp. ..................    384,000            3,827,375
 Hokuto Corp. ...........................    108,840            4,241,540
 IMPACT 21 Co., Ltd. ....................    237,600            2,667,308
 Japan Digital Laboratory Co., Ltd. .....    379,900            4,057,628
 Kawasumi Laboratories, Inc. ............     75,000              846,163
 Maruichi Steel Tube, Ltd. ..............    201,000           $2,282,223
 Meitec Corp. ...........................     75,500            2,524,537
 Ministop Co., Ltd. .....................    175,100            2,514,667
 Nippon Shinyaku Co., Ltd. ..............    824,000            4,995,141
 Secom Techno Service Co., Ltd. .........     99,000            2,302,141
 Yoshinoya D&C Co., Ltd. ................      2,330            3,736,669
                                                               ----------
 TOTAL JAPAN ............................                      39,247,561
                                                               ----------
NETHERLANDS--13.7%
 CSM NV (a) .............................    448,900            9,377,358
 Fugro NV ...............................    139,531            7,780,554
 Hunter Douglas NV ......................    355,376            9,968,505
 PinkRoccade NV (c) .....................    129,333            4,712,938
 Telegraaf Holdings MIJ NV ..............    367,300            6,536,634
 Wolters Kluwer NV ......................    265,100            7,132,921
                                                               ----------
 TOTAL NETHERLANDS ......................                      45,508,910
                                                               ----------
NORWAY--1.1%
 Merkantildata ASA (a) ..................    917,500            1,524,299
 P4 Radio Hele Norge ASA ................    724,800            2,019,872
                                                               ----------
 TOTAL NORWAY ...........................                       3,544,171
                                                               ----------

SINGAPORE--2.6%
 Fraser & Neave, Ltd. ...................  1,309,000            5,711,608
 Want Want Holdings, Ltd. ...............  1,760,000            2,780,800
 Want Want Holdings, Ltd.,
  Warrants 10/24/04 (a) .................    155,200               66,736
                                                               ----------
 TOTAL SINGAPORE ........................                       8,559,144
                                                               ----------
SPAIN--7.0%
 Abengoa SA .............................    129,200            3,594,573
 Aldeasa SA .............................    217,500            4,510,318
 Banco Pastor SA ........................    106,100            4,181,020
 Corporacion Mapfre, Compania
  Internacional de Reaseguros SA ........    233,100            4,877,276
 Prosegur, CIA de Seguridad SA ..........    477,800            6,174,900
                                                               ----------
 TOTAL SPAIN ............................                      23,338,087
                                                               ----------
SWEDEN--7.8%
 Elanders AB, B Shares ..................    166,150            1,833,716
 Nobel Biocare AB .......................    305,300           10,304,893
 Swedish Match AB .......................  2,920,300           13,697,719
                                                               ----------
 TOTAL SWEDEN ...........................                      25,836,328
                                                               ----------
SWITZERLAND--4.4%
 Bank Sarasin & Cie, Registered B
  Shares ................................      3,146            7,442,527
 Edipresse SA ...........................     21,860            7,045,333
                                                               ----------
 TOTAL SWITZERLAND ......................                      14,487,860
                                                               ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                   SHARES            VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO (CONCLUDED)
UNITED KINGDOM--20.9%
 Ashtead Group PLC ........................ 4,219,000        $ 6,268,407
 Euromoney Institutional
  Investor PLC (a) ........................   244,676          1,240,478
 FKI PLC .................................. 1,045,654          4,137,989
 Kidde PLC (a) ............................ 6,751,700          7,749,361
 Luminar PLC ..............................   535,100          6,608,908
 Man Group PLC ............................   713,527          9,621,535
 Northgate PLC ............................   843,400          5,261,778
 Reckitt Benckiser PLC ....................   600,608          8,669,821
 Signet Group PLC ADR .....................   345,012         13,006,952
 SSL International PLC ....................   942,023          6,633,255
                                                             -----------
 TOTAL UNITED KINGDOM .....................                   69,198,484
                                                             -----------
TOTAL COMMON STOCKS
 (Identified cost $302,434,107)............                  314,442,775
                                                             -----------
                                           PRINCIPAL
                                            AMOUNT
                                             (000)
                                           ----------
REPURCHASE AGREEMENT--4.3%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $13,460,000 United States Treasury
  Note, 6.00%, 08/15/09, with a
  value of $14,368,550)
  (Identified cost $14,085,000).............. $14,085       $ 14,085,000
                                                            ------------
TOTAL INVESTMENTS
 (Identified cost $316,519,107) (b) .........   99.3%       $328,527,775
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES .............................    0.7           2,349,803
                                              -------       ------------
NET ASSETS ..................................  100.0%       $330,877,578
                                              =======       ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                        SHARES          VALUE
--------------------------------------------------------------------------------

LAZARD EMERGING MARKETS PORTFOLIO

COMMON STOCKS--81.6%

ARGENTINA--0.7%
 Grupo Financiero Galicia SA ADR ..........        171,400       $2,523,008
                                                                 ----------
BRAZIL--1.2%
 Petroleo Brasileiro SA ADR ...............        168,400        4,378,400
                                                                 ----------
CHILE--2.0%
 Administradora de Fondos de
  Pensiones Provida SA ADR ................        296,000        7,104,000
                                                                 ----------
EGYPT--1.0%
 Commercial International Bank ............        405,200        3,566,550
                                                                 ----------
GREECE--0.9%
 Cosmote Mobile Communications
  SA (a) ..................................        361,500        3,247,343
                                                                 ----------
HONG KONG--5.6%
 China Mobile (Hong Kong), Ltd.
  ADR (a) .................................        384,200       10,292,718
 CNOOC, Ltd. ADR (a) ......................        290,100        5,497,395
 Yue Yuen Industrial (Holdings), Ltd. .....      1,931,300        3,837,938
                                                                 ----------
 TOTAL HONG KONG ..........................                      19,628,051
                                                                 ----------
HUNGARY--2.2%
 Gedeon Richter Rt. .......................         97,800        5,446,291
 Magyar Tavkozlesi Rt. ADR ................        145,300        2,172,235
                                                                 ----------
 TOTAL HUNGARY ............................                       7,618,526
                                                                 ----------
INDIA--7.6%
 Hindalco Industries, Ltd. ................        161,400        2,862,929
 Hindustan Lever, Ltd. ....................        617,900        2,697,401
 Infosys Technologies, Ltd. ...............         26,400        2,110,962
 ITC, Ltd. ................................        148,400        2,381,687
 Larsen & Toubro, Ltd. ....................        881,100        4,116,108
 Reliance Industries, Ltd. ................        661,800        5,198,450
 State Bank of India ......................      1,583,500        7,415,924
                                                                 ----------
 TOTAL INDIA ..............................                      26,783,461
                                                                 ----------
INDONESIA--2.1%
 PT Hanjaya Mandala Sampoerna Tbk                3,870,500        5,454,041
 PT Telekomunikasi Indonesia ADR ..........        338,300        1,880,948
                                                                 ----------
 TOTAL INDONESIA ..........................                       7,334,989
                                                                 ----------
ISRAEL--2.2%
 Bank Hapoalim, Ltd. ......................      1,844,300        4,520,083
 Check Point Software Technologies,
  Ltd. (a) ................................         27,849        1,408,324
 Teva Pharmaceutical Industries, Ltd.
  ADR .....................................         28,900        1,800,470
                                                                 ----------
 TOTAL ISRAEL .............................                       7,728,877
                                                                 ----------
MEXICO--16.5%
 Carso Global Telecom, Series A1 (a) ......      2,959,100       $7,107,722
 Cemex SA de CV ADR .......................        216,185        5,728,902
 Fomento Economico Mexicano SA
  de CV ADR ...............................        180,200        7,714,362
 Grupo Financiero Banamex Accival
  SA de CV, Series O ......................      4,399,700       11,394,033
 Grupo Financiero Banorte SA de CV,
  Series O (a) ............................      2,062,300        4,327,300
 Grupo Iusacell SA de CV, Series V
  ADR (a) .................................        340,200        2,350,782
 Grupo Televisa SA ADR (a) ................        123,900        4,957,239
 Kimberly-Clark de Mexico SA de CV,
  Series A ................................        801,100        2,371,893
 Telefonos de Mexico SA de CV,
  Series L ADR ............................        115,600        4,056,404
 Tubos de Acero de Mexico SA ADR ..........        268,000        3,390,200
 Wal-Mart de Mexico SA de CV,
  Series C ................................      2,013,900        4,935,223
                                                                 ----------
 TOTAL MEXICO .............................                      58,334,060
                                                                 ----------
PERU--0.7%
 Credicorp, Ltd. ..........................        293,300        2,449,055
                                                                 ----------

PHILIPPINES--1.5%
 Philippine Long Distance Telephone
  Co. ADR .................................        367,400        5,161,970
                                                                 ----------
RUSSIA--3.9%
 LUKOIL ADR ...............................        146,200        7,012,512
 Mobile Telesystems ADR (a) ...............        247,700        6,786,980
                                                                 ----------
 TOTAL RUSSIA .............................                      13,799,492
                                                                 ----------
SOUTH AFRICA--10.9%
 ABSA Group, Ltd. .........................      1,132,423        5,323,572
 Anglo American Platinum Corp., Ltd.                54,000        2,407,780
 Iscor, Ltd. (a) ..........................      1,692,700        6,096,865
 Old Mutual PLC ...........................      2,178,300        5,000,351
 Sanlam, Ltd. .............................      4,065,500        5,554,376
 Sappi, Ltd. ..............................        332,900        2,931,492
 Sasol, Ltd. ..............................        476,900        4,359,470
 South African Breweries PLC ..............        770,500        5,837,556
 South African Breweries PLC (U.K.) .......        130,600          998,707
                                                                 ----------
 TOTAL SOUTH AFRICA .......................                      38,510,169
                                                                 ----------
SOUTH KOREA--12.7%
 Hynix Semiconductor, Inc.
  GDR (a), (c) ............................        347,980        3,740,785
 Kookmin Bank .............................        499,853        6,706,986
 Korea Electric Power Corp. ...............        254,900        4,743,237
 Korea Telecom Corp. ......................          9,100          363,860

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                        SHARES         VALUE
--------------------------------------------------------------------------------

LAZARD EMERGING MARKETS PORTFOLIO (CONCLUDED)
 Korea Telecom Corp. ADR .....................     245,236     $ 5,390,287
 Pohang Iron & Steel Co., Ltd. ...............      37,900       3,030,834
 Pohang Iron & Steel Co., Ltd. ADR ...........     120,800       2,382,176
 Samsung Electronics Co., Ltd. ...............      64,681       9,549,213
 Samsung Fire & Marine Insurance .............      79,438       2,537,985
 SK Telecom Co., Ltd. ........................      44,430       6,542,365
                                                               -----------
 TOTAL SOUTH KOREA ...........................                  44,987,728
                                                               -----------
TAIWAN--7.5%
 China Steel Corp. GDR .......................     314,244       3,142,440
 Compal Electronics, Inc. GDR ................     325,105       1,771,822
 Far Eastern Textile, Ltd. ...................         520             290
 Fubon Insurance Co. .........................   8,770,000       7,259,512
 Taiwan Cellular Corp. (a) ...................   2,649,095       3,454,672
 Taiwan Semiconductor
  Manufacturing Co., Ltd. (a) ................   2,875,600       5,345,292
 United Microelectronics Corp.
  ADR (a) ....................................     479,800       4,270,220
 Via Technologies, Inc. (a) ..................     194,000       1,341,040
                                                               -----------
 TOTAL TAIWAN ................................                  26,585,288
                                                               -----------
TURKEY--1.8%
 Turkcell Iletisim Hizmetleri AS
  ADR (a) ....................................     618,641       1,732,195
 Turkiye Garanti Bankasi AS (a), (c) .........     352,400       1,744,380
 Yapi ve Kredi Bankasi AS (a) ................ 913,979,367       2,847,060
                                                               -----------
 TOTAL TURKEY ................................                   6,323,635
                                                               -----------
VENEZUELA--0.6%
 Compania Anonima Nacional
  Telefonos de Venezuela ADR .................      94,200       2,208,048
                                                               -----------
TOTAL COMMON STOCKS
 (Identified cost $304,122,524)...............                 288,272,650
                                                               -----------
PREFERRED STOCKS--13.2%
BRAZIL--13.2%
 Banco Bradesco SA ........................... 829,571,208      $4,353,854
 Banco Itau SA ...............................  89,750,400       7,863,622
 Companhia Brasileira de Distri-
  buicao Grupo Pao de Acucar ADR .............     213,600       4,957,656
 Companhia de Bebidas das Americas              40,167,700       9,408,179
 Companhia Paranaense de
  Energia-Copel .............................. 208,499,000       1,564,534
 Companhia Paranaense de
  Energia-Copel ADR ..........................     858,100       6,444,331
 Embratel Participacoes SA ADR ...............     491,400       3,675,672
 Tele Norte Leste Participacoes SA
  ADR ........................................     347,283       5,299,539
 Telesp Celular Participacoes SA ADR               191,500       2,901,225
                                                                ----------
 TOTAL BRAZIL ................................                  46,468,612
                                                                ----------
TOTAL PREFERRED STOCKS
 (Identified cost $51,501,159)................                  46,468,612
                                                                ----------

                                                 PRINCIPAL
                                                   AMOUNT
                                                   (000)
                                                 ---------
REPURCHASE AGREEMENT--4.0%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $13,475,000 United States Treasury
  Note, 6.00%, 08/15/09, with a
  value of $14,384,563)
  (Identified cost $14,101,000)................... $14,101      14,101,000
                                                                ----------
TOTAL INVESTMENTS
 (Identified cost $369,724,683) (b) ..............  98.8%     $348,842,262
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES ..................................   1.2         4,328,432
                                                   -------    ------------
NET ASSETS ....................................... 100.0%     $353,170,694
                                                   =======    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                   SHARES     VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

COMMON STOCKS--88.0%

DENMARK--2.2%
 Den Danske Bank ADR .....................      410     $  7,367
                                                        --------
FINLAND--1.9%
 Nokia Oyj ADR ...........................      295        6,502
                                                        --------
FRANCE--17.0%
 Alcatel SA ADR ..........................      455        9,437
 Aventis SA ADR ..........................      130       10,385
 Axa ADR .................................      365       10,282
 Societe Generale ADR ....................      775        9,179
 TotalFinaElf SA ADR .....................      130        9,126
 Vivendi Universal SA ADR ................      170        9,860
                                                        --------
 TOTAL FRANCE ............................                58,269
                                                        --------
GERMANY--5.4%
 Deutsche Bank AG ADR ....................      125        8,931
 Siemens AG ADR ..........................      155        9,593
                                                        --------
 TOTAL GERMANY ...........................                18,524
                                                        --------
ITALY--3.0%
 ENI SpA ADR .............................      165       10,180
                                                        --------
JAPAN--8.3%
 Canon, Inc. ADR .........................      165        6,798
 Kao Corp. ADR ...........................       24        5,966
 Nintendo Co., Ltd. ADR ..................      270        6,142
 Sony Corp. ADR ..........................      145        9,541
                                                        --------
 TOTAL JAPAN .............................                28,447
                                                        --------
NETHERLANDS--12.8%
 ABN AMRO Holding NV ADR .................      500        9,465
 Aegon NV American Registered Shares .....      340        9,656
 Heineken NV ADR .........................      160        6,452
 ING Groep NV ADR ........................      145        9,551
 Royal Dutch Petroleum Co. NY Shares .....      150        8,740
                                                        --------
 TOTAL NETHERLANDS .......................                43,864
                                                        --------
SPAIN--2.7%
 Endesa SA ADR ...........................      580     $  9,210
                                                        --------
SWEDEN--2.1%
 Electrolux AB, Series B ADR .............      260        7,205
                                                        --------
SWITZERLAND--8.6%
 Nestle SA ADR ...........................      180        9,564
 Novartis AG ADR .........................      275        9,942
 Zurich Financial Services AG ADR ........      295       10,061
                                                        --------
 TOTAL SWITZERLAND .......................                29,567
                                                        --------
UNITED KINGDOM--24.0%
 AstraZeneca PLC ADR .....................      190        8,883
 BP PLC ADR ..............................      180        8,973
 British Telecommunications PLC ADR ......      160       10,344
 Cadbury Schweppes PLC ADR ...............      365        9,928
 Diageo PLC ADR ..........................      220        9,669
 GlaxoSmithKline PLC ADR .................      175        9,835
 HSBC Holdings PLC ADR ...................      100        5,990
 Marconi PLC ADR .........................    1,200        8,976
 Unilever PLC ADR ........................      275        9,487
                                                        --------
 TOTAL UNITED KINGDOM ....................                82,085
                                                        --------
TOTAL COMMON STOCKS
 (Identified cost $311,724)...............               301,220
                                                        --------
TOTAL INVESTMENTS
 (Identified cost $311,724) (b) ..........     88.0%    $301,220
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES .............................     12.0       41,215
                                              -----     --------
NET ASSETS ...............................    100.0%    $342,435
                                              =====     ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                               PRINCIPAL
                                                AMOUNT
DESCRIPTION                                      (000)          VALUE
-------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO
ASSET-BACKED SECURITIES--12.3%
 Associates Automobile Receivables
  Trust, Series 2000-1, Class M,
  7.51%, 05/15/05 .........................    $      400     $ 416,257
 Chevy Chase Auto Receivables Trust,
  Series 2001-1, Class A4,
  5.41%, 08/15/06 .........................           390       387,941
 CIT Equipment Collateral Trust, Series
  2001-1, Class A3,
  5.23%, 10/20/04 .........................           680       686,018
 Citibank Credit Card Master Trust I,
  Series 1999-1, Class B,
  5.75%, 02/15/06 .........................         1,145     1,150,725
 Comed Transitional Funding Trust,
  Series 1998-1, Class A6,
  5.63%, 06/25/09 .........................           355       350,445
 Connecticut RRB Special Purpose Trust,
  Series 2001-1, Class A3,
  5.73%, 03/30/09 .........................           380       377,172
 First USA Credit Card Master Trust,
  Series 1998-1, Class C,
  6.50%, 01/18/06 (c) .....................           400       407,316
 Ford Credit Auto Owner Trust, Series
  2000-G, Class B,
  6.92%, 04/15/05 .........................           690       713,854
 Illinois Power Special Purpose Trust,
  Series 1998-1, Class A7,
  5.65%, 12/25/10 .........................           335       324,424
 MBNA Master Credit Card Trust, Series
  1998-J, Class A,
  5.25%, 02/15/06 .........................         1,204     1,210,766
 Sears Credit Account Master Trust,
  Series 2000-1, Class A,
  7.25%, 11/15/07 .........................           590       616,049
                                                              ---------
TOTAL ASSET-BACKED SECURITIES
 (Identified cost $6,509,970)..............                   6,640,967
                                                              ---------
COLLATERALIZED MORTGAGE OBLIGATIONS--4.5%
 Asset Securitization Corp.:
  Series 1996-D2, Class ACS2,
  1.4848%, 02/14/29 (d), (i) ..............         2,125       123,526
  Series 1996-D3, Class A1A,
  7.01%, 10/13/26 .........................            22        23,214
 Merrill Lynch Mortgage Investors, Inc.:
  Series 1996-C1, Class IO,
  1.0624%, 04/25/28 (c), (d), (i) .........         3,138        72,685
  Series 1998-C3, Class A1,
  5.65%, 12/15/30 .........................           817       813,801
 Morgan Stanley Capital I, Inc.:
  Series 1996-WF1, Class X,
  1.3732%, 11/15/28 (c), (d), (i) .........         2,384       109,680
  Series 1999-Life, Class A1,
  6.97%, 04/15/33 .........................         1,214     1,250,084
 Prudential Home Mortgage Securities,
  Series 1993-41, Class A5,
  0.1148%, 10/25/10 (d), (i) ..............           152             0
 Structured Asset Securities Corp.:
  Series 1996-CFL, Class X2,
  1.0235%, 02/25/28 (d), (i) ..............           500         6,886
  Series 1996-CFL, Class X1,
  1.6002%, 02/25/28 (d), (i) ..............           982        58,947
                                                              ---------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS
 (Identified cost $2,611,072)..............                   2,458,823
                                                              ---------
CORPORATE BONDS--51.9%
AUTOMOTIVE & EQUIPMENT RENTAL--0.8%
 Dura Operating Corp.,
  9.00%, 05/01/09 (c) .....................            95        89,300
 Renters Choice, Inc.,
  11.00%, 08/15/08 ........................           100       102,250
 United Rentals, Inc., Series B,
  9.25%, 01/15/09 .........................           150       140,250
 Williams Scotsman, Inc.,
  9.875%, 06/01/07 ........................            80        76,000
                                                              ---------
                                                                407,800
                                                              ---------

BANKING & FINANCIAL SERVICES--15.5%
 AT&T Capital Corp.,
  6.60%, 05/15/05 .........................           902       916,838
 Bank of America Corp.,
  5.875%, 02/15/09 ........................           900       856,782
 Bank One Corp.,
  6.50%, 02/01/06 .........................           500       506,950
 Countrywide Home Loan, Inc.,
  6.85%, 06/15/04 .........................           550       567,166
 FleetBoston Financial Corp.,
  7.25%, 09/15/05 .........................           520       544,606
 Ford Motor Credit Co.,
  7.50%, 03/15/05 .........................           645       670,181
 General Motors Acceptance Corp.,
  7.50%, 07/15/05 .........................           600       627,352
 Household Finance Corp.,
  8.00%, 07/15/10 .........................           500       537,725
 MBNA America Bank NA,
  6.75%, 03/15/08 .........................           429       413,093


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT
DESCRIPTION                                   (000)          VALUE
----------------------------------------------------------------------------

LAZARD BOND PORTFOLIO (CONTINUED)
 Morgan Stanley Dean Witter & Co.,
  6.10%, 04/15/06 ......................    $      560     $ 559,520
 National Rural Utilities Cooperative
  Finance Corp.,
  7.30%, 09/15/06 ......................           510       536,948
 Paine Webber Group, Inc.,
  6.55%, 04/15/08 ......................           520       526,245
 Salomon Smith Barney Holdings,
  6.25%, 01/15/05 ......................           630       634,630
 Washington Mutual, Inc.,
  7.50%, 08/15/06 ......................           470       495,427
                                                           ---------
                                                           8,393,463
                                                           ---------
BREWERY--1.5%
 Anheuser-Busch Cos. Inc.,
  7.10%, 06/15/07 ......................           799       827,668
                                                           ---------
BROADCASTING--0.3%
 Echostar Broadband Corp.,
  10.375%, 10/01/07 ....................            75        75,000
 Sinclair Broadcast Group, Inc.,
  8.75%, 12/15/07 ......................            75        71,438
                                                           ---------
                                                             146,438
                                                           ---------
BUILDING & CONSTRUCTION--0.7%
 Atrium Cos. Inc., Series B,
  10.50%, 05/01/09 .....................            90        80,100
 Beazer Homes USA, Inc.,
  8.625%, 05/15/11 .....................            65        64,837
 Building One Services Corp.,
  10.50%, 05/01/09 .....................           135       129,600
 Nortek, Inc.,
  9.875%, 06/15/11 (c) .................            15        14,438
 Penhall International Corp.,
  12.00%, 08/01/06 .....................            90        88,200
                                                           ---------
                                                             377,175
                                                           ---------
CABLE TELEVISION--0.6%
 Adelphia Communications Corp.,
  10.875%, 10/01/10 ....................            55        55,687
 Charter Communications
  Holdings LLC:
  0.00%, 01/15/10 (f) ..................           100        67,000
  8.625%, 04/01/09 .....................            50        47,000
 International CableTel, Inc., Series B,
  11.50%, 02/01/06 (f) .................            55        37,125
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 .....................           110       111,100
                                                           ---------
                                                             317,912
                                                           ---------
CHEMICALS--0.3%
ARCO Chemical Co.,
  9.80%, 02/01/20 ......................           180       183,557
                                                           ---------
COMMERCIAL SERVICES--1.4%
 Computer Sciences Corp.,
  6.75%, 06/15/06 ......................           570       564,631
 IT Group, Inc., Series B,
  11.25%, 04/01/09 .....................           145       136,300
 Key3Media Group, Inc.,
  11.25%, 06/15/11 .....................            55        53,900
                                                           ---------
                                                             754,831
                                                           ---------
CONSUMER GOODS--0.0%
Royster-Clark, Inc.,
  10.25%, 04/01/09 .....................            30        23,850
                                                           ---------
CONTAINERS--0.3%
 Silgan Holdings, Inc.,
  9.00%, 06/01/09 ......................            85        84,150
 U.S. Can Corp., Series B,
  12.375%, 10/01/10 ....................            75        75,375
                                                           ---------
                                                             159,525
                                                           ---------

ENERGY--2.3%
 Calpine Canada Energy Finance,
  8.50%, 05/01/08 ......................            25        24,374
 Dynegy Holdings, Inc.,
  7.45%, 07/15/06 ......................           682       704,100
 Midamerican Energy Co.,
  6.375%, 06/15/06 .....................           454       449,755
 Orion Power Holdings, Inc.,
  12.00%, 05/01/10 (c) .................            70        77,700
                                                           ---------
                                                           1,255,929
                                                           ---------
FIBER OPTICS--0.0%
 Metromedia Fiber Network, Inc.,
  Series B,
  10.00%, 11/15/08 .....................            25         9,625
                                                           ---------
FOOD & BEVERAGES--2.0%
 Agrilink Foods, Inc.,
  11.875%, 11/01/08 ....................            45        41,400
 ConAgra Foods, Inc.,
  7.875%, 09/15/10 .....................           450       472,885
 Michael Foods, Inc.,
  11.75%, 04/01/11 (c) .................            80        82,000
 Nabisco, Inc.,
  7.05%, 07/15/07 ......................           500       508,665
                                                           ---------
                                                           1,104,950
                                                           ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
DESCRIPTION                             (000)          VALUE
--------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO (CONTINUED)
HEALTHCARE--0.7%
 Dynacare, Inc.,
  10.75%, 01/15/06 ...............    $      115     $ 116,725
 Fresenius Medical Capital Trust:
  7.875%, 02/01/08 ...............            87        86,347
  9.00%, 12/01/06 ................            75        77,250
 HEALTHSOUTH Corp.,
  10.75%, 10/01/08 ...............            70        75,950
                                                     ---------
                                                       356,272
                                                     ---------
INDUSTRIAL & MACHINERY--2.3%
 Unilever Capital Corp.,
  7.125%, 11/01/10 ...............           560       582,565
 URS Corp., Series B,
  12.25%, 05/01/09 ...............            85        86,912
 USX Corp.,
  6.65%, 02/01/06 ................           570       579,107
                                                     ---------
                                                     1,248,584
                                                     ---------
INSURANCE--0.8%
 American Financial Group,
  7.125%, 04/15/09 ...............           459       430,978
                                                     ---------

LODGING & ENTERTAINMENT--0.8%
 Ameristar Casinos, Inc.,
  10.75%, 02/15/09 (c) ...........           120       125,400
 John Q. Hammons Hotels, Inc.,
  8.875%, 02/15/04 ...............            95        94,050
 Mandalay Resort Group, Series B,
  10.25%, 08/01/07 ...............            75        78,563
 MGM Grand, Inc.,
  9.75%, 06/01/07 ................           125       133,437
                                                     ---------
                                                       431,450
                                                     ---------
MANUFACTURING--1.1%
 Tyco International Group SA,
  6.75%, 02/15/11 ................           590       585,068
                                                     ---------
MULTIMEDIA--1.4%
 AOL Time Warner, Inc.,
  6.125%, 04/15/06 ...............           630       628,230
 Nextmedia Operating, Inc.,
  10.75%, 07/01/11 (c) ...........            25        25,000
 PRIMEDIA, Inc.,
  7.625%, 04/01/08 ...............            90        81,000
                                                     ---------
                                                       734,230
                                                     ---------
OIL & GAS--3.5%
 Chesapeake Energy Corp.,
  8.125%, 04/01/11 (c) ...........            90        84,150
 Comstock Resources, Inc.,
  11.25%, 05/01/07 ...............            60        63,450
 KeySpan Corp.,
  7.25%, 11/15/05 ................           480       502,411
 Lomak Petroleum Corp.,
  8.75%, 01/15/07 ................            85        81,600
 ONEOK, Inc.,
  7.75%, 08/15/06 ................           436       459,858
 Plains Resources, Inc., Series F,
  10.25%, 03/15/06 ...............            40        41,500
 Texaco Capital, Inc.,
  6.00%, 06/15/05 ................           637       645,122
                                                     ---------
                                                     1,878,091
                                                     ---------
PAPER PRODUCTS--0.1%
 Caraustar Industries, Inc.,
  9.875%, 04/01/11 (c) ...........            35        32,200
                                                     ---------
PHOTOGRAPHY--1.0%
 Eastman Kodak Co.,
  6.375%, 06/15/06 ...............           550       543,400
                                                     ---------

PRINTING--0.4%
 Phoenix Color Corp.,
  10.375%, 02/01/09 ..............           155       125,550
 Quebecor Media, Inc.,
  11.125%, 07/15/11 (c) ..........            30        29,738
 Transwestern Publishing Co.,
  9.625%, 11/15/07 (c) ...........            70        70,525
                                                     ---------
                                                       225,813
                                                     ---------
RETAIL--0.1%
 Petro Stopping Centers,
  10.50%, 02/01/07 ...............            80        62,000
                                                     ---------
TELECOMMUNICATIONS--3.8%
 American Cellular Corp.,
  9.50%, 10/15/09 (c) ............            90        84,600
 American Tower Corp.,
  9.375%, 02/01/09 (c) ...........            60        55,950
 Cox Communications, Inc.,
  6.15%, 08/01/03 (d) ............           988       994,780
 Global Crossing Holdings, Ltd.,
  9.50%, 11/15/09 ................            35        27,387
 Nextel Communications, Inc.,
  9.375%, 11/15/09 ...............           135       106,650

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
DESCRIPTION                                  (000)           VALUE
--------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO (CONTINUED)
 Spectrasite Holdings, Inc.:
  0.00%, 04/15/09 (f) .................    $       35     $   16,100
  Series B,
  0.00%, 03/15/10 (f) .................            25         10,500
 US West Communications, Inc.,
  5.625%, 11/15/08 ....................           836        766,071
                                                          ----------
                                                           2,062,038
                                                          ----------
TELEPHONE--2.9%
 GTE Corp.,
  9.10%, 06/01/03 .....................           395        424,593
 Sprint Capital Corp.,
  7.125%, 01/30/06 ....................           500        503,435
 WorldCom, Inc.,
  7.75%, 04/01/07 .....................           600        613,584
 XO Communications, Inc.,
  10.75%, 11/15/08 ....................            20          6,400
                                                          ----------
                                                           1,548,012
                                                          ----------
TRANSPORTATION--1.4%
 CSX Corp.,
  6.75%, 03/15/11 .....................           510        499,923
 Interpool, Inc.:
  6.625%, 03/01/03 ....................            70         68,014
  7.35%, 08/01/07 .....................            55         48,400
 North American Van Lines, Inc.,
  13.375%, 12/01/09 (c) ...............           125        115,000
                                                          ----------
                                                             731,337
                                                          ----------
UTILITIES--5.7%
 AES Corp.,
  9.375%, 09/15/10 ....................           135        136,350
 American Electric Power, Inc.,
  Series A,
  6.125%, 05/15/06 ....................           430        423,408
 Dominion Resources, Inc., Series B,
  7.625%, 07/15/05 ....................           545        569,937
 Progress Energy, Inc.,
  6.75%, 03/01/06 .....................           485        493,725
 Texas Utilities Co., Series B,
  6.375%, 10/01/04 ....................           821        827,256
 Wisconsin Energy Corp.,
  5.875%, 04/01/06 ....................           650        645,819
                                                          ----------
                                                           3,096,495
                                                          ----------
WASTE MANAGEMENT--0.2%
 Allied Waste North America, Inc.,
  Series B,
  10.00%, 08/01/09 ....................           120        123,300
                                                          ----------
TOTAL CORPORATE BONDS
 (Identified cost $27,904,837).........                   28,051,991
                                                          ----------
MORTGAGE PASS-THROUGH SECURITIES--3.2%
 Federal Home Loan Mortgage Corp.:
  Pool#W10002,
  6.775%, 11/01/03 ....................           719        742,582
  Pool#410425,
  8.309%, 09/01/26 (d) ................            29         29,998
 Federal National Mortgage Association:
  Pool#342042,
  7.705%, 06/01/25 (d) ................            51         51,639
  Pool#303824,
  7.999%, 07/01/25 (d) ................            69         70,451
 Government National Mortgage
  Association:
  Pool#80208,
  7.375%, 06/20/28 (d) ................           487        494,567
  Pool#80120,
  7.625%, 10/20/27 (d) ................           260        266,490
  Pool#80093,
  7.75%, 07/20/27 (d) .................            58         59,657
                                                          ----------
TOTAL MORTGAGE PASS-THROUGH SECURITIES
 (Identified cost $1,494,609)..........                    1,715,384
                                                          ----------

U.S. GOVERNMENT SECURITIES--9.7%
 Federal Home Loan Mortgage Corp.,
  5.25%, 02/15/04 .....................           500        503,985
 Federal National Mortgage
  Association:
  6.00%, 12/15/05 .....................           750        764,880
  6.625%, 09/15/09 ....................         1,150      1,190,066
  6.625%, 11/15/10 ....................           570        588,878
  7.125%, 02/15/05 ....................         2,055      2,177,334
 Resolution Funding Corp. STRIP
  Principal,
  0.00%, 01/15/21 (l) .................            29          8,383
                                                          ----------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $5,164,242)..........                    5,233,526
                                                          ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT
DESCRIPTION                                   (000)           VALUE
--------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO (CONCLUDED)
U.S. TREASURY SECURITIES--15.7%
 United States Treasury Notes:
  5.75%, 04/30/03 ......................    $    2,150     $ 2,205,427
  5.75%, 11/15/05 ......................         2,350       2,406,893
  6.00%, 08/15/09 ......................         2,955       3,100,888
  7.50%, 02/15/05 ......................           660         718,265
 United States Treasury STRIP Principal,
  0.00%, 11/15/09 (l) ..................            39          24,346
                                                           -----------
TOTAL U.S. TREASURY SECURITIES
 (Identified cost $8,530,870)...........                     8,455,819
                                                           -----------
REPURCHASE AGREEMENT--1.4%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collaterized by
  $165,000 United States Treasury
  Note, 6.625%, 05/15/07, with a
  value of $178,609, and $590,000
  United States Treasury Bill, 3.38%,
  12/20/01, with a value of $579,970)
  (Identified cost $738,000)............           738         738,000
                                                           -----------
TOTAL INVESTMENTS
 (Identified cost $52,953,600) (b)......          98.7%    $53,294,510
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES ........................           1.3         718,997
                                                 -----     -----------
NET ASSETS .............................         100.0%    $54,013,507
                                                 =====     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                               PRINCIPAL
                                                AMOUNT
DESCRIPTION                                      (000)            VALUE
--------------------------------------------------------------------------------

LAZARD HIGH YIELD PORTFOLIO

CORPORATE BONDS--85.6%

AEROSPACE & DEFENSE--1.6%
 Sabreliner Corp.,
  11.00%, 06/15/08 (c) .................       $    1,465       $1,100,581
                                                                ----------
AUTOMOTIVE & EQUIPMENT RENTAL--6.4%
 LDM Technologies, Inc., Series B,
  10.75%, 01/15/07 .....................              840          520,800
 National Equipment Services, Inc.:
  Series B,
  10.00%, 11/30/04 .....................              545          425,100
  Series D,
  10.00%, 11/30/04 .....................              545          425,100
 Renters Choice, Inc.,
  11.00%, 08/15/08 .....................              440          449,900
 United Rentals, Inc., Series B:
  9.00%, 04/01/09 ......................              690          638,250
  9.25%, 01/15/09 ......................            1,020          953,700
 Williams Scotsman, Inc.,
  9.875%, 06/01/07 .....................              925          878,750
                                                                ----------
                                                                 4,291,600
                                                                ----------
BROADCASTING--3.0%
 Echostar Broadband Corp.,
  10.375%, 10/01/07 ....................              425          425,000
 Emmis Escrow Corp.,
  0.00%, 03/15/11 (c), (f) .............            1,675          946,375
 Sinclair Broadcast Group, Inc.,
  8.75%, 12/15/07 ......................              300          285,750
 United International Holding, Inc.,
  Series B,
  0.00%, 02/15/08 (f) ..................            1,075          360,125
                                                                ----------
                                                                 2,017,250
                                                                ----------
BUILDING & CONSTRUCTION--6.6%
 Ainsworth Lumber Co. Ltd.,
  12.50%, 07/15/07 .....................              655          602,600
 Atrium Cos. Inc., Series B,
  10.50%, 05/01/09 .....................            1,305        1,161,450
 Building Materials Corp., Series B,
  7.75%, 07/15/05 ......................              920          561,200
 Building One Services Corp.,
  10.50%, 05/01/09 .....................              570          547,200
 Nortek, Inc.,
  9.875%, 06/15/11 (c) .................              690          664,125
 Penhall International Corp.,
  12.00%, 08/01/06 .....................              890          872,200
                                                                ----------
                                                                 4,408,775
                                                                ----------
CABLE TELEVISION--7.4%
 Charter Communications Holdings LLC,
  0.00%, 01/15/10 (f) ..................            1,605        1,075,350
 Diamond Cable Communications PLC,
  11.75%, 12/15/05 (f) .................              135           89,100
 Golden Sky DBS, Inc., Series B,
  0.00%, 03/01/07 (f) ..................              820          500,200
 International CableTel, Inc., Series B,
  11.50%, 02/01/06 (f) .................              610          411,750
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 .....................              985          994,850
 Northland Cable Television,
  10.25%, 11/15/07 .....................              555          388,500
 Ono Finance PLC:
  13.00%, 05/01/09 .....................            1,060          795,000
  14.00%, 02/15/11 (c) .................              470          399,500
 United Pan-Europe Communications NV,
  Series B:
  0.00%, 08/01/09 (f) ..................            1,060          233,200
  0.00%, 02/01/10 (f) ..................              400           88,000
                                                                ----------
                                                                 4,975,450
                                                                ----------

CHEMICALS--3.8%
 ARCO Chemical Co.,
  9.80%, 02/01/20 ......................              735          749,526
 Huntsman Corp.,
  9.50%, 07/01/07 (c) ..................            1,640          902,000
 Lyondell Chemical Co.,
  10.875%, 05/01/09 ....................              220          216,150
 PMD Group, Inc.,
  11.00%, 02/28/11 (c) .................              665          674,975
                                                                ----------
                                                                 2,542,651
                                                                ----------
COMMERCIAL SERVICES--4.4%
 Integrated Electrical Services, Inc.,
  9.375%, 02/01/09 (c) .................              545          534,100
 IT Group, Inc., Series B,
  11.25%, 04/01/09 .....................            1,700        1,598,000
 Key3Media Group, Inc.,
  11.25%, 06/15/11 .....................              840          823,200
                                                                ----------
                                                                 2,955,300
                                                                ----------
COMPUTER SERVICES--0.1%
 Concentric Network Corp.,
  12.75%, 12/15/07 .....................              250           76,250
                                                                ----------
CONSUMER GOODS--0.5% Royster-Clark, Inc.,
  10.25%, 04/01/09 .....................              390          310,050
                                                                ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
DESCRIPTION                                 (000)            VALUE
--------------------------------------------------------------------------------

LAZARD HIGH YIELD PORTFOLIO (CONTINUED)
CONTAINERS--1.0%
 U.S. Can Corp., Series B,
  12.375%, 10/01/10 ...............       $      635       $ 638,175
                                                           ---------
FIBER OPTICS--0.4%
 Metromedia Fiber Network, Inc.,
  Series B,
  10.00%, 11/15/08 ................              670         257,950
                                                           ---------
FOOD & BEVERAGES--2.5%
 Agrilink Foods, Inc.,
  11.875%, 11/01/08 ...............              705         648,600
 Michael Foods, Inc.,
  11.75%, 04/01/11 (c) ............              760         779,000
 Travelcenters of America, Inc.,
  12.75%, 05/01/09 ................              270         277,763
                                                           ---------
                                                           1,705,363
                                                           ---------
FUNERAL SERVICES--2.9%
 Rose Hills Co.,
  9.50%, 11/15/04 .................            1,350       1,064,812
 Stewart Enterprises, Inc.,
  10.75%, 07/01/08 (c) ............              820         844,600
                                                           ---------
                                                           1,909,412
                                                           ---------
HEALTHCARE--5.9%
 Alliance Imaging, Inc.,
  10.375%, 04/15/11 (c) ...........            1,000       1,025,000
 Dynacare, Inc.,
  10.75%, 01/15/06 ................              995       1,009,925
 Fresenius Medical Capital Trust,
  7.875%, 02/01/08 ................              655         650,087
 Icon Health & Fitness, Inc.,
  12.00%, 09/27/05 (c) ............            1,370       1,233,000
                                                           ---------
                                                           3,918,012
                                                           ---------
INDUSTRIAL & MACHINERY--4.8%
 GSI Group, Inc.,
  10.25%, 11/01/07 ................              995         756,200
 Interpool Capital Trust, Series B,
  9.875%, 02/15/27 ................            1,600       1,168,000
 URS Corp., Series B,
  12.25%, 05/01/09 ................            1,270       1,298,575
                                                           ---------
                                                           3,222,775
                                                           ---------
LODGING & ENTERTAINMENT--2.1%
 Ameristar Casinos, Inc.,
  10.75%, 02/15/09 (c) ............              565         590,425
 John Q. Hammons Hotels, Inc.,
  8.875%, 02/15/04 ................              545         539,550
 Mandalay Resort Group, Series B,
  10.25%, 08/01/07 ................              255         267,113
                                                           ---------
                                                           1,397,088
                                                           ---------
MANUFACTURING--2.2%
 Foamex L.P.,
  13.50%, 08/15/05 ................              475         375,250
 Venture Holdings Trust, Series B,
  9.50%, 07/01/05 .................            1,400       1,092,000
                                                           ---------
                                                           1,467,250
                                                           ---------
METALS--0.6%
 Metals USA, Inc.,
  8.625%, 02/15/08 ................              545         370,600
                                                           ---------
MULTIMEDIA--1.5%
 Nextmedia Operating, Inc.,
  10.75%, 07/01/11 (c) ............            1,015       1,015,000
                                                           ---------

OIL & GAS--4.9%
 Chesapeake Energy Corp.,
  8.125%, 04/01/11 (c) ............              440         411,400
 Comstock Resources, Inc.,
  11.25%, 05/01/07 ................              755         798,412
 El Paso Energy Partners,
  8.50%, 06/01/11 (c) .............              555         555,000
 Lomak Petroleum Corp.,
  8.75%, 01/15/07 .................            1,270       1,219,200
 Plains Resources, Inc., Series F,
  10.25%, 03/15/06 ................              300         311,250
                                                           ---------
                                                           3,295,262
                                                           ---------
PAPER PRODUCTS--1.0%
 Caraustar Industries, Inc.,
  9.875%, 04/01/11 (c) ............              750         690,000
                                                           ---------
PRINTING--3.4%
 Phoenix Color Corp.,
  10.375%, 02/01/09 ...............            1,345       1,089,450
 Quebecor Media, Inc.,
  11.125%, 07/15/11 (c) ...........            1,195       1,184,544
                                                           ---------
                                                           2,273,994
                                                           ---------
PUBLISHING--1.2%
 Canwest Media, Inc.,
  10.625%, 05/15/11 (c) ...........              825         837,375
                                                           ---------
REAL ESTATE--1.9%
 Blum CB Corp.,
  11.25%, 06/15/11 (c) ............            1,290       1,267,425
                                                           ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                 PRINCIPAL
                                                  AMOUNT
DESCRIPTION                                        (000)            VALUE
-----------------------------------------------------------------------------

LAZARD HIGH YIELD PORTFOLIO (CONTINUED)

RETAIL--0.2%
 Petro Stopping Centers,
  10.50%, 02/01/07 .......................       $      205       $  158,875
                                                                  ----------
TELECOMMUNICATIONS--10.1%
 American Tower Corp.,
  9.375%, 02/01/09 (c) ...................            1,040          969,800
 COLT Telecom Group PLC,
  0.00%, 12/15/06 (f) ....................              375          330,000
 Global Crossing Holdings, Ltd.,
  9.50%, 11/15/09 ........................              260          203,450
 GT Group Telecom, Inc.,
  0.00%, 02/01/10 (f) ....................            1,160          365,400
 Horizon PCS, Inc.,
  0.00%, 10/01/10 (f) ....................            1,730          674,700
 Hyperion Telecommunications, Inc.:
  12.00%, 11/01/07 .......................            1,525          701,500
  Series B,
  12.25%, 09/01/04 .......................              420          350,700
 IPCS, Inc.,
  0.00%, 07/15/10 (f) ....................            2,150          881,500
 McCaw International, Ltd.,
  0.00%, 04/15/07 (f) ....................              860          283,800
 Nextel Communications, Inc.,
  12.00%, 11/01/08 .......................              500          445,000
 Nextel International, Inc.:
  0.00%, 04/15/08 (f) ....................              260           54,600
  12.75%, 08/01/10 .......................              670          207,700
 Spectrasite Holdings, Inc.:
  0.00%, 04/15/09 (f) ....................              830          381,800
  Series B,
  0.00%, 03/15/10 (f) ....................              430          180,600
 Ubiquitel Operating Co.,
  0.00%, 04/15/10 (f) ....................            1,759          694,805
                                                                  ----------
                                                                   6,725,355
                                                                  ----------
TELEPHONE--0.6% XO Communications, Inc.,
  10.75%, 11/15/08 .......................            1,285          411,200
                                                                  ----------
TRANSPORTATION--3.4%
 North American Van Lines, Inc.,
  13.375%, 12/01/09 (c) ..................              940          864,800
 Railamerica Transportation Corp.,
  12.875%, 08/15/10 ......................            1,360        1,404,200
                                                                  ----------
                                                                   2,269,000
                                                                  ----------
WASTE MANAGEMENT--1.2%
 Allied Waste North America, Inc.,
  Series B,
  10.00%, 08/01/09 .......................              795          816,863
                                                                  ----------
TOTAL CORPORATE BONDS
 (Identified cost $61,782,520)............                        57,324,881
                                                                  ----------
CONVERTIBLE BOND--1.9%
FINANCIAL SERVICES--1.9%
 Telewest Finance (Jersey) Ltd.,
  6.00%, 07/07/05 (c)
  (Identified cost $1,363,955)............            1,780        1,246,000
                                                                  ----------

                                                    SHARES
                                                    ------
PREFERRED STOCKS--9.4%

BROADCASTING--4.2%
 Granite Broadcasting Corp. (a) ..........            1,940          368,600
 Paxson Communications Corp. (a) .........              153        1,430,550
 Sinclair Capital ........................           10,700        1,003,125
                                                                  ----------
                                                                   2,802,275
                                                                  ----------
CABLE TELEVISION--2.3%
 Adelphia Communications Corp.,
  Series B ...............................           15,550        1,523,900
                                                                  ----------

MANUFACTURING--0.3%
 High Voltage Engineering Corp.,
  Series A (a) ...........................            1,049          209,800
                                                                  ----------
RESTAURANTS--0.0%
 American Restaurant Group, Inc.,
  Series B (a) ...........................                5              500
                                                                  ----------
TELECOMMUNICATIONS--2.5%
 Global Crossing Holdings, Ltd. ..........           10,400          800,800
 Nextel Communications, Inc.,
  Series E (a) ...........................            1,350          904,500
                                                                  ----------
                                                                   1,705,300
                                                                  ----------
TELEPHONE--0.1%
 XO Communications, Inc. (a) .............           14,603           58,412
                                                                  ----------
TOTAL PREFERRED STOCKS
 (Identified cost $8,608,454).............                         6,300,187
                                                                  ----------
WARRANTS--0.3%
CABLE TELEVISION--0.1%
 Ono Finance PLC,
  05/31/09 (a), (c) ......................              500           15,000
                                                                  ----------
COMPUTER SERVICES--0.0%
 Verado Holdings, Inc., Series B,
  04/15/08 (a), (c) ......................              365            1,460
                                                                  ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                 SHARES            VALUE
--------------------------------------------------------------------------------

LAZARD HIGH YIELD PORTFOLIO (CONCLUDED)
FOOD & BEVERAGES--0.0%
 Travelcenters of America, Inc.,
  05/01/09 (a), (c) ........................   810         $     8,100
                                                           -----------
TELECOMMUNICATIONS--0.2%
 GT Group Telecom, Inc.,
  02/01/10 (a), (c) ........................ 1,160              34,621
 Horizon PCS, Inc.,
  10/01/10 (a), (c) ........................ 1,730              34,600
 IPCS, Inc.,
  07/15/10 (a), (c) ........................ 2,150              43,000
 Motient Corp.,
  04/01/08 (a), (c) ........................ 1,345                 673
 Ubiquitel Operating Co.,
  04/15/10 (a), (c) ........................ 1,259              25,180
                                                           -----------
                                                               138,074
                                                           -----------
TOTAL WARRANTS
 (Identified cost $398,933).................                   162,634
                                                           -----------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)
                                           ---------
REPURCHASE AGREEMENT--3.9%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $2,485,000 United States Treasury
  Note, 6.625%, 05/15/07, with a
  value of $2,689,953)
  (Identified cost $2,637,000)..............$2,637         $ 2,637,000
                                                           -----------

TOTAL INVESTMENTS
 (Identified cost $74,790,862) (b) ......... 101.1%        $67,670,702
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ..............................  (1.1)           (709,874)
                                             -----         -----------
NET ASSETS ................................. 100.0%        $66,960,828
                                             =====         ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                         AMOUNT
DESCRIPTION                             (000) (g)                VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO
CURRENCY DENOMINATED BONDS--94.4%
AUSTRALIA--0.4%
 Australia Government,
  6.50%, 05/15/13 (e) ................       520               $ 286,913
                                                               ---------
AUSTRIA--4.4%
 Pfandbriefstelle Der Oesterr
  Landeshypobank,
  1.60%, 02/15/11................. JPY   305,000               2,570,648
 Republic of Austria,
  4.50%, 09/28/05................. JPY    80,000                 756,860
                                                               ---------
 TOTAL AUSTRIA .......................                         3,327,508
                                                               ---------
BRAZIL--0.7%
 Deutsche Bank LTN Linked Notes:
  15.20%, 02/08/02 (h) ............USD       226                 196,066
  17.18%, 08/01/01 (h) ............USD        75                  67,230
  17.40%, 08/01/01 (h) ............USD        70                  62,993
 Salomon, Inc. Linked Brazil Inflation
  Indexed Notes:
  LTN,
  14.90%, 12/06/01 (c), (h) .......USD       112                 101,024
  NTN,
  6.00%, 12/02/02 (c), (h) ........USD        95                  81,892
                                                               ---------
 TOTAL BRAZIL ........................                           509,205
                                                               ---------
CANADA--5.3%
 Argos Funding Trust,
  5.9625%, 02/27/06 (c), (e) .........       250                 153,202
 Government of Canada,
  5.50%, 06/01/10 ....................     2,800               1,794,280
 Molson Breweries Co., Ltd., Series A,
  6.00%, 06/02/08 (e) ................       800                 509,642
 North American Capital Corp.,
  8.25%, 11/17/03 (e) .............GBP       576                 834,624
 Province of Quebec,
  5.125%, 01/04/09 (e) ............EUR       400                 329,997
 Quebec Housing Corp., Series N,
  8.95%, 05/13/13 (e) ................       391                 306,344
                                                               ---------
 TOTAL CANADA ........................                         3,928,089
                                                               ---------
CAYMAN ISLANDS--0.6%
 Toyo Trust Bank Finance Cayman, Ltd.,
  4.8275%, 03/18/07 (d) ...........USD       486                 476,280
                                                               ---------
COLOMBIA--0.1%
 Bank of America Corp. Linked
  Time Deposit,
  11.85%, 07/09/01 (h) ............USD        59                  59,277
                                                               ---------
COSTA RICA--0.0%
 Salomon, Inc. CRC Linked
  Unsecured Note,
  13.00%, 07/12/01 (c), (h)........USD        40                  40,084
                                                               ---------
DENMARK--6.6%
 Nykredit:
  6.00%, 10/01/29 (e) ................    11,258               1,222,420
  7.00%, 10/01/32 (e) ................     3,293                 373,029
 Totalkredit,
  7.00%, 10/01/22 ....................     9,600               1,098,985
 Unikredit Realkredit:
  7.00%, 07/01/29 (e) ................    14,718               1,680,192
  7.00%, 10/01/32 (e) ................     4,976                 563,574
                                                               ---------
 TOTAL DENMARK .......................                         4,938,200
                                                               ---------
FRANCE--4.4%
 Government of France:
  0.00%, 04/25/23 (l) .............EUR     8,090               1,882,196
  4.00%, 10/25/09 (e) .............EUR     1,820               1,422,672
                                                               ---------
 TOTAL FRANCE ........................                         3,304,868
                                                               ---------

GERMANY--8.7%
 Bundesrepublik Deutschland,
  0.00%, 01/04/24 (e), (l) ........EUR     8,115               1,834,977
 Callahan Nordrhein Westfalen,
  14.125%, 07/15/11 (c) ...........EUR       330                 234,913
 Core, Series 1998-1A, Class B3,
  7.3377%, 01/16/06 (c), (d) ......EUR       400                 175,565
 DSL Bank AG,
  7.25%, 08/07/07 (e) .............GBP       630                 933,892
 Frank Hypobank Center,
  6.375%, 02/04/08 ................GBP       365                 521,509
 Land Hessen,
  6.00%, 11/29/13 (e), (f) ........EUR       511                 471,278
 Landesbank Hessen-Thueringen
  Girozentrale,
  9.00%, 09/06/04 .................GBP       230                 348,411
 Landesbank Schleswig-Holstein,
  8.00%, 12/28/06 .................GBP       250                 377,231
 Landwirtschaftliche Rentenbank,
  6.375%, 03/09/05 ................GBP       270                 384,233
 Messer Griesheim Holding AG,
  10.375%, 06/01/11 (c) ...........EUR       125                 109,109
 Republic of Deutschland,
  3.75%, 01/04/09 .................EUR       300                 235,803
 WestLB Finance Curacao NV:
  8.125%, 01/24/07 ................GBP       310                 471,211
  8.50%, 06/02/03 .................GBP       250                 366,845
                                                               ---------
 TOTAL GERMANY .......................                         6,464,977
                                                               ---------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
DESCRIPTION                           (000) (g)            VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
GREECE--2.0%
 Republic of Hellenic:
  5.75%, 03/31/08 (e) ........EUR        1,720           $1,480,935
  8.90%, 04/01/03 ............EUR          0.1                   88
                                                         ----------
 TOTAL GREECE ...................                         1,481,023
                                                         ----------
HUNGARY--0.9%
 Government of Hungary:
  9.00%, 11/24/02 ...............      107,480              371,551
  9.50%, 01/12/02 ...............       55,300              191,434
  12.50%, 09/24/02 ..............       25,100               89,494
                                                         ----------
 TOTAL HUNGARY ..................                           652,479
                                                         ----------
ITALY--5.4%
 Films PLC,
  5.5488%, 03/31/05 (d) .........    1,280,000              280,111
 Republic of Italy,
  1.80%, 02/23/10.............JPY      432,000            3,739,428
                                                         ----------
 TOTAL ITALY ....................                         4,019,539
                                                         ----------
JAPAN--2.4%
 Export-Import Bank of Japan,
  4.375%, 10/01/03 (e) ..........       94,000              825,996
 Spires, Ltd.,
  2.48%, 01/23/02 ...............      117,989              950,837
                                                         ----------
 TOTAL JAPAN ....................                         1,776,833
                                                         ----------
LUXEMBOURG--0.6%
 Ispat Europe Group SA,
  11.875%, 02/01/11 ..........EUR           30               24,661
 PTC International Finance II SA,
  11.25%, 12/01/09 ...........EUR          280              242,254
 Scandinavian Broadcasting SA,
  12.00%, 06/15/08 (c) .......EUR          185              153,642
                                                         ----------
 TOTAL LUXEMBOURG ...............                           420,557
                                                         ----------
MEXICO--0.4%
 Mexican Bonos:
  14.00%, 01/22/04 ..............          459               52,490
  16.00%, 01/23/03 ..............          545               63,101
 United Mexican States,
  9.875%, 01/15/07 ...........USD          165              180,477
                                                         ----------
 TOTAL MEXICO ...................                           296,068
                                                         ----------
NAMIBIA--0.1%
 Government of Namibia:
  12.00%, 04/15/02 ..............          210               26,419
  12.00%, 04/15/05 ..............          210               26,910
                                                         ----------
 TOTAL NAMIBIA ..................                            53,329
                                                         ----------
NETHERLANDS--2.6%
 Completel Europe NV, Series B,
  14.00%, 04/15/10 ...........EUR          245               91,355
 Jones Lang LaSalle Finance BV,
  9.00%, 06/15/07 ............EUR          115              104,035
 Kappa Beheer BV,
  0.00%, 07/15/09 (f) ........EUR           15                9,693
 KPN NV:
  6.05%, 06/13/03 ............EUR          420              353,722
  7.25%, 04/12/06 ............EUR          880              754,630
 KPNQwest BV:
  7.125%, 06/01/09 ...........EUR           50               25,360
  8.875%, 02/01/08 (c) .......EUR          165               90,190
 United Pan-Europe Communications
   NV, Series B:
  0.00%, 11/01/09 (f) ........EUR          470               67,711
  11.25%, 02/01/10 ...........EUR          220               68,982
 Versatel Telecom NV,
  11.875%, 07/15/09 ..........EUR          115               37,521
 Wolters Kluwer NV,
  5.50%, 09/22/06 ............EUR          420              357,777
                                                         ----------
 TOTAL NETHERLANDS ..............                         1,960,976
                                                         ----------

NEW ZEALAND--2.3%
 Government of New Zealand,
  8.00%, 11/15/06 ...............        4,000            1,719,173
                                                         ----------
PANAMA--0.1%
 Republic of Panama,
  6.4375%, 07/17/16 (d) ......USD          149              120,366
                                                         ----------
POLAND--0.2%
 Government of Poland,
  0.00%, 04/21/03 (l) ...........          663              128,544
                                                         ----------
SOUTH AFRICA--0.4%
 Lesotho Highlands Water:
  12.00%, 12/01/05 ..............          740               96,011
  12.50%, 04/15/02 ..............          870              110,055
  13.00%, 09/15/10 ..............          430               59,041
 South African Roads Board,
  11.50%, 09/30/05 ..............          270               34,123
                                                         ----------
 TOTAL SOUTH AFRICA .............                           299,230
                                                         ----------
SPAIN--0.5%
 Generalitat de Catalunya,
  9.30%, 11/24/03 ............EUR          402              375,277
                                                         ----------
SUPRANATIONAL--17.1%
 European Investment Bank,
  3.00%, 09/20/06 ............JPY      510,000            4,647,703


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
DESCRIPTION                           (000) (g)               VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
 Inter-American Development Bank,
  1.90%, 07/08/09 ...............JPY   355,000              $3,098,321
 International Bank for
  Reconstruction and Development:
  2.00%, 02/18/08 (e) ...........JPY   174,000               1,529,249
  4.75%, 12/20/04 ...............JPY   376,000               3,490,484
                                                            ----------
 TOTAL SUPRANATIONAL ...............                        12,765,757
                                                            ----------
SWEDEN--2.4%
 AB Spintab,
  7.50%, 06/15/04 ..................     8,600                 834,106
 Preem Holdings AB,
  10.625%, 03/31/11 (c) .........EUR       180                 160,549
 Stadshypotek AB,
  3.50%, 09/15/04 ..................     9,000                 780,806
                                                            ----------
 TOTAL SWEDEN ......................                         1,775,461
                                                            ----------
UNITED KINGDOM--10.6%
 Avecia Group PLC,
  11.00%, 07/01/09 ..............USD       190                 189,050
 BAE Systems PLC,
  7.45%, 11/29/03 (e) ..............       240                 342,109
 Birmingham Midshires Building Society,
   9.125%, 01/05/06 (e) ............       300                 464,760
 British Sky Broadcasting Group PLC,
  7.75%, 07/09/09 ..................       115                 152,658
 British Telecommunications PLC,
  6.125%, 02/15/06 (e) ..........EUR     1,290               1,109,439
 Coca-Cola Enterprises PLC,
  6.75%, 03/12/08 ..................       158                 224,981
 Coral Group Holdings PLC, Series B,
  13.50%, 09/30/09 .................        69                  91,855
 Diamond Cable Communications PLC,
  11.75%, 12/15/05 (f) ..........USD        30                  19,800
 Diamond Holdings PLC,
  10.00%, 02/01/08 (e) .............        60                  54,290
 Energis PLC,
  9.50%, 06/15/09 ..................       250                 315,987
 Gala Group Holdings PLC,
  12.00%, 06/01/10 .................        55                  85,086
 Imperial Tobacco Finance PLC,
  6.375%, 09/27/06 ..............EUR       410                 354,925
 IPC Magazines Group PLC:
  0.00%, 03/15/08 (f) ..............        65                  68,151
  9.625%, 03/15/08 .................        30                  39,292
 Jazztel PLC,
  14.00%, 07/15/10 ..............EUR        65                  20,381
 Luxfer Holdings PLC,
  10.125%, 05/01/09 ................       110                 159,560
 Ono Finance PLC,
  14.00%, 02/15/11 (c) ..........EUR       305                 217,117
 Premier International Foods PLC,
  12.25%, 09/01/09 .................        60                  86,188
 Regional Independent Media:
  0.00%, 07/01/08 (f) ..............       120                 133,507
  10.50%, 07/01/08 ..............USD       170                 171,912
 Telewest Communications PLC:
  0.00%, 04/15/09 (f) ..............        25                  16,284
  9.875%, 02/01/10 .................       125                 142,150
 TM Group Holdings PLC,
  11.00%, 05/15/08 ..............USD       235                 234,412
 United Kingdom Treasury,
  7.50%, 12/07/06 (e) ..............     1,880               2,892,507
 West Coast Train Finance,
  6.00%, 03/31/15 ..................       230                 303,325
                                                            ----------
 TOTAL UNITED KINGDOM ..............                         7,889,726
                                                            ----------

UNITED STATES--15.2%
 AES Corp.,
  8.375%, 03/01/11 ..............GBP        10                  14,127
 Airtouch Communications Corp.,
  5.50%, 07/24/08 (c), (e) ......DEM       600                 251,423
 Baxter International, Inc.,
  5.75%, 03/06/06 (e) ...........EUR     1,320               1,133,400
 Citibank Credit Card Master Trust,
  5.75%, 07/16/07 (e) ...........DEM     1,250                 552,856
 Citicorp,
  6.25%, 09/19/09 (e) ...........DEM     1,020                 448,231
 Corning, Inc.,
  5.625%, 02/18/05 (c) ..........EUR       140                 115,796
 Countrywide Home Loan, Inc.,
  5.25%, 12/15/05 (e) ...........DEM       800                 340,933
 Fannie Mae,
  2.125%, 10/09/07 ..............JPY   140,000               1,231,497
 Ford Motor Credit Co.:
  5.25%, 06/16/08 ...............DEM       572                 237,459
  5.625%, 02/02/04 (e) ..........EUR       880                 754,817
 Fresenius Medical Capital Trust,
  7.375%, 06/15/11 (c) ..........EUR       205                 170,687
 General Motors Acceptance Corp.
  Swift Trust, Series 1999-1,
  5.00%, 01/18/05 (c) ...........EUR       370                 315,046
 HCA-The Healthcare Co.,
  8.75%, 11/01/10 ...............GBP        55                  82,491
 Household Finance Corp.,
  6.25%, 04/30/07 ...............FRF     2,200                 293,712

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                AMOUNT
DESCRIPTION                                   (000) (g)           VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
 Huntsman Corp.,
  9.50%, 07/01/07 (c) .................            120        $   66,000
 International Business Machines Corp.,
  0.90%, 04/14/03 ..................JPY         72,000           583,979
 MBNA American Europe,
  6.00%, 05/21/07 (e) ..............NLG          3,800         1,510,245
 Merrill Lynch & Co., Inc.:
  5.375%, 01/04/09 (e) .............DEM            830           347,047
  7.375%, 12/17/07 .................GBP            231           341,355
 NTL Communications Corp.,
  12.375%, 02/01/08 (c) ............EUR             90            54,533
 Pfizer, Inc.,
  0.80%, 03/18/08 ..................JPY        193,000         1,557,650
 Resolution Funding Corp. STRIP
  Principal,
  0.00%, 01/15/21 (l) .................            824           238,185
 Sola International, Inc.,
  11.00%, 03/15/08 (c) .............EUR            190           167,626
 The Manitowoc Co., Inc.,
  10.375%, 05/15/11 (c) ............EUR            285           243,938
 WorldCom, Inc.,
  6.75%, 05/15/08 ..................EUR            300           253,015
                                                              ----------
 TOTAL UNITED STATES ..................                       11,306,048
                                                              ----------
TOTAL CURRENCY DENOMINATED BONDS
 (Identified cost $76,764,295).........                       70,375,787
                                                              ----------
                                                SHARES
                                                ------
PREFERRED STOCK--0.0%
UNITED KINGDOM--0.0%
 Avecia Group PLC (a)
 (Identified cost $10,208).............            408            12,240
                                                              ----------
WARRANTS--0.0%
MEXICO--0.0%
 United Mexican States, Rights,
  06/30/03 (a) ........................          1,000                 9
                                                              ----------
NORWAY--0.0%
 Enitel ASA,
  04/03/05 (a) ........................             65                 1
                                                              ----------
TOTAL WARRANTS
 (Identified cost $607)................                               10
                                                              ----------

                                              PRINCIPAL
                                               AMOUNT
                                                (000)
                                              ---------
DISCOUNT NOTES--7.5%
Federal Farm Credit Bank,
 4.45%, 07/10/01 .....................            $100         $  99,889
Federal Home Loan Bank:
 3.53%, 08/08/01 .....................             157           156,415
 3.53%, 08/22/01 .....................             230           228,827
 3.67%, 07/18/01 .....................             400           399,307
 3.67%, 07/27/01 .....................             150           149,618
 3.70%, 08/13/01 .....................             165           164,271
 3.70%, 12/07/01 .....................             150           147,595
 3.74%, 08/15/01 .....................             318           316,513
 3.80%, 08/21/01 .....................             150           149,193
 3.98%, 04/18/02 .....................             183           177,113
 4.05%, 07/30/01 .....................             114           113,628
 4.46%, 07/06/01 .....................             197           196,878
 4.47%, 07/17/01 .....................             111           110,779
 4.54%, 07/03/01 .....................             100            99,975
 4.56%, 02/27/02 .....................             100            96,947
Federal Home Loan Mortgage Corp.:
 3.785%, 08/16/01 ....................             185           184,105
 3.79%, 07/31/01 .....................             100            99,684
 3.80%, 07/17/01 .....................             150           149,747
 4.45%, 12/12/01 .....................             100            97,973

Federal National Mortgage
 Association:
 3.48%, 09/20/01 .....................             132           130,979
 3.56%, 07/25/01 .....................             207           206,509
 3.61%, 08/28/01 .....................             350           348,000
 3.65%, 07/20/01 .....................             124           123,761
 3.67%, 09/13/01 .....................              65            64,510
 3.70%, 09/07/01 .....................             117           116,182
 3.71%, 08/07/01 .....................             200           199,238
 3.71%, 08/13/01 .....................             140           139,369
 3.81%, 07/17/01 .....................             100            99,831
 3.88%, 07/10/01 .....................             280           279,728
 4.41%, 03/08/02 .....................             110           106,631
 4.54%, 07/05/01 .....................             142           141,928
 5.45%, 12/14/01 .....................             260           253,466
 6.33%, 07/27/01 .....................             117           116,465
 6.42%, 07/11/01 .....................             117           116,791
                                                               ---------
TOTAL DISCOUNT NOTES
 (Identified cost $5,581,845).........                         5,581,845
                                                               ---------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
42

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT
DESCRIPTION                                  (000)           VALUE
---------------------------------------   -----------   --------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
REPURCHASE AGREEMENT--0.2%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $170,000 United States Treasury
  Note, 6.00%, 08/15/09, with a value
  of $181,475) (e)
  (Identified cost $173,000)...........      $173          $   173,000
                                                           -----------
TOTAL INVESTMENTS
 (Identified cost $82,529,955) (b)......... 102.1%         $76,142,882
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ............................. ( 2.1)          (1,596,136)
                                            -----           -----------
NET ASSETS ................................ 100.0%         $74,546,746
                                            ======         ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

Forward Foreign Currency Contracts open at June 30, 2001:



       Forward                                          U.S. $ Cost        U.S. $
  Foreign Currency    Expiration        Foreign       on Origination       Current       Unrealized       Unrealized
 Purchase Contracts      Date          Currency            Date             Value       Appreciation     Depreciation
--------------------  ------------   --------------   ----------------   ------------   --------------   -------------
       ARS             7/5/01          239,263        $  239,000       $  238,167        $    --         $    833
       ARS            7/10/01           93,339            93,000           92,608             --              392
       ARS            7/10/01           26,156            26,000           25,951             --               49
       ARS           10/19/01           63,040            59,867           58,435             --            1,432
       AUD            7/26/01          537,158           271,802          273,750          1,948               --
       AUD            7/26/01           26,123            13,819           13,313             --              506
       BRL            7/31/01          121,788            51,000           52,060          1,060               --
       BRL            12/5/01          238,539           111,000           96,731             --           14,269
       CAD            7/26/01        1,600,373         1,036,625        1,054,027         17,402               --
       CAD            7/26/01           42,537            27,523           28,016            493               --
       CAD            7/26/01        1,539,821           995,713        1,014,146         18,433               --
       CHF            7/26/01        1,060,352           623,949          590,491             --           33,458
       CLP            8/14/01       45,440,000            80,000           72,090             --            7,910
       CLP            9/28/01       78,071,000           133,000          123,374             --            9,626
       CLP            10/4/01       80,419,000           137,000          126,984             --           10,016
       CLP           12/12/01       32,312,500            55,000           50,245             --            4,755
       CLP           12/13/01       44,697,899            74,558           69,947             --            4,611
       CLP            2/27/02       82,220,400           138,000          128,649             --            9,351
       CNY            7/11/01          830,850           100,000          100,361            361               --
       CNY            7/16/01          265,187            32,000           32,030             30               --
       CNY            7/31/01          946,417           114,000          114,274            274               --
       CNY            8/21/01        1,243,830           150,000          150,076             76               --
       CNY             9/5/01          199,049            24,000           24,004              4               --
       COP            8/14/01       96,452,500            41,000           41,297            297               --
       COP            8/28/01      129,360,000            55,000           55,121            121               --
       COP            8/29/01      185,571,000            79,000           79,046             46               --
       COP            8/30/01      114,768,000            48,000           48,871            871               --
       COP            8/31/01      306,716,850           131,000          130,568             --              432
       CRC            8/22/01       42,438,400           128,000          126,636             --            1,364
       CZK             7/9/01        2,143,620            55,039           53,639             --            1,400
       CZK            7/11/01        3,020,841            77,241           75,584             --            1,657
       CZK            7/17/01        4,395,000           116,919          109,943             --            6,976
       CZK            7/17/01        4,341,400           110,684          108,602             --            2,082
       CZK             8/7/01        1,903,059            47,569           47,570              1               --
       CZK            8/13/01        6,719,079           167,709          167,919            210               --
       CZK            8/13/01        1,480,000            36,933           36,987             54               --
       DKK            7/26/01        5,470,860           657,137          622,144             --           34,993
       DKK            7/26/01          669,054            76,909           76,085             --              824
       EUR            7/26/01          470,659           419,357          398,659             --           20,698
       EUR            7/26/01          175,844           158,787          148,944             --            9,843
       EUR            7/26/01           60,728            54,777           51,438             --            3,339
       EUR            7/26/01        7,492,524         6,719,071        6,346,335             --          372,736
       EUR            7/26/01        7,870,623         7,050,661        6,666,592             --          384,069
       EUR            7/26/01          102,764            92,161           87,043             --            5,118
       EUR            7/26/01           30,383            27,127           25,735             --            1,392
       EUR            7/26/01           33,573            30,058           28,437             --            1,621
       EUR            7/26/01          223,245           198,684          189,093             --            9,591
       EUR            7/26/01          851,386           758,585          721,143             --           37,442

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
44

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
================================================================================

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)



       Forward                                            U.S. $ Cost        U.S. $
  Foreign Currency      Expiration        Foreign       on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date          Currency            Date             Value       Appreciation     Depreciation
--------------------   ------------   --------------   ----------------   ------------   --------------   -------------
          EUR             7/26/01           26,867        $   24,000       $   22,757        $    --         $ 1,243
          EUR             7/26/01           46,984            41,158           39,797             --           1,361
          EUR             7/26/01            3,251             2,753            2,753             --              --
          EUR             7/26/01           17,405            14,722           14,743             21              --
          EUR             7/26/01           22,342            19,000           18,925             --              75
          EUR             7/26/01           22,125            18,842           18,741             --             101
          EUR             7/26/01           59,472            51,146           50,374             --             772
          EUR             7/26/01          223,665           191,233          189,449             --           1,784
          EUR             7/26/01          703,036           606,720          595,487             --          11,233
          EUR             7/26/01          147,741           127,205          125,140             --           2,065
          EUR             7/26/01          101,335            86,000           85,833             --             167
          EUR             6/10/02        2,080,000         1,772,056        1,760,201             --          11,855
          GBP             7/26/01           15,153            21,740           21,319             --             421
          GBP             7/26/01           25,622            36,838           36,049             --             789
          GBP             7/26/01          263,481           377,489          370,699             --           6,790
          HUF              8/6/01       33,656,220           117,000          116,277             --             723
          ILS             7/10/01           83,000            19,938           19,872             --              66
          ILS             7/20/01          418,350           100,000          100,072             72              --
          ILS             8/28/01          192,516            45,815           45,894             79              --
          INR              7/5/01        3,719,040            78,000           78,729            729              --
          INR             7/10/01        3,051,520            64,000           64,562            562              --
          INR             7/18/01        1,703,520            36,000           36,019             19              --
          INR             7/20/01        5,387,640           114,000          113,898             --             102
          JPY             7/26/01      215,721,205         1,794,089        1,734,860             --          59,229
          JPY             7/26/01       26,559,799           220,560          213,598             --           6,962
          JPY             7/26/01        9,734,327            80,736           78,285             --           2,451
          JPY             7/26/01        3,021,125            25,000           24,296             --             704
          JPY             7/26/01       15,302,935           125,847          123,068             --           2,779
          JPY             7/26/01       56,864,640           480,000          457,313             --          22,687
          JPY             7/26/01      130,171,129         1,082,054        1,046,854             --          35,200
          JPY             7/26/01        1,682,800            14,070           13,533             --             537
          KES             7/18/01        5,063,552            64,000           63,502             --             498
          KES             7/25/01        2,842,430            36,000           35,592             --             408
          KES             8/13/01        2,062,645            26,000           25,712             --             288
          KRW             7/23/01       59,892,000            46,000           45,836             --             164
          KRW             7/23/01      162,130,000           124,000          124,080             80              --
          KRW             8/14/01       49,799,000            38,000           38,051             51              --
          MXN             8/27/01          227,524            22,000           24,721          2,721              --
          MXN            11/16/01          837,000            86,422           89,211          2,789              --
          MXN            12/19/01        1,868,850           180,000          197,720         17,720              --
          MXN             3/12/02        1,166,766           108,222          121,019         12,797              --
          MXN             4/18/02        1,900,000           183,309          195,415         12,106              --
          MXN             6/11/02          370,000            37,091           37,590            499              --
          NZD             7/26/01          159,560            65,000           65,000             --              --
          PEN              9/7/01          423,189           117,000          118,660          1,660              --
          PEN             9/13/01          154,456            43,000           43,241            241              --
          PEN             9/28/01          472,626           132,000          131,798             --             202
          PHP              7/3/01        3,879,800            76,000           73,607             --           2,393

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              45

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
================================================================================

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)



       Forward                                            U.S. $ Cost         U.S. $
  Foreign Currency      Expiration        Foreign       on Origination        Current        Unrealized       Unrealized
 Purchase Contracts        Date          Currency            Date              Value        Appreciation     Depreciation
--------------------   ------------   --------------   ----------------   --------------   --------------   -------------
           PHP            7/10/01        4,763,850        $    91,000      $    90,219        $     --       $      781
           PHP            7/10/01        5,029,450             97,000           95,249              --            1,751
           PHP             9/4/01        1,487,700             29,000           27,757              --            1,243
           PHP           12/11/01        2,217,600             42,000           40,482              --            1,518
           PLN            10/3/01          674,576            133,000          163,249          30,249               --
           PLN           11/20/01        1,505,874            293,000          359,275          66,275               --
           PLN            12/7/01          654,720            132,000          155,427          23,427               --
           PLN             2/5/02          172,000             38,057           40,178           2,121               --
           RUB             7/3/01        1,172,496             40,000           40,173             173               --
           RUB            7/13/01        1,464,355             50,000           50,074              74               --
           RUB            7/17/01        1,825,900             62,000           62,336             336               --
           RUB            7/19/01        1,464,100             50,000           49,944              --               56
           RUB            7/23/01          879,591             30,000           29,957              --               43
           RUB             8/1/01        5,431,989            185,000          184,360              --              640
           SEK            7/26/01        5,754,100            563,575          529,041              --           34,534
           SKK            7/11/01          927,624             18,816           18,590              --              226
           SKK            7/23/01        1,907,138             38,449           38,171              --              278
           SKK             8/8/01        5,006,212             98,545          100,024           1,479               --
           SKK            8/13/01          864,600             17,098           17,265             167               --
           SKK            8/14/01        6,931,037            136,679          138,390           1,711               --
           SKK            8/27/01        4,875,000             97,386           97,198              --              188
           SKK           12/18/01        3,920,375             79,000           77,267              --            1,733
           SKK           12/21/01        2,333,760             46,900           45,983              --              917
           SKK           12/27/01        3,590,000             72,876           70,693              --            2,183
           TWD            7/20/01        2,120,000             64,000           61,114              --            2,886
           TWD            8/21/01        2,848,578             86,000           81,766              --            4,234
           UYU             8/8/01        1,134,665             85,000           82,099              --            2,901
           VEB             7/6/01       11,568,000             16,000           16,054              54               --
           VEB             7/9/01       77,922,000            108,000          108,025              25               --
           VEB            7/16/01       28,314,000             39,000           39,154             154               --
           VEB            7/25/01       35,476,000             49,000           48,901              --               99
           VEB            7/26/01      114,431,500            158,000          157,680              --              320
           VEB             8/8/01      114,037,100            157,184          156,389              --              795
           VEB            8/22/01       45,182,500             62,000           61,642              --              358
           VEB            8/29/01       28,551,900             39,000           38,852              --              148
           ZAR            12/7/01        1,246,500            150,000          150,735             735               --
                                                          -----------      -----------        --------       ----------
Total Forward Foreign Currency Purchase Contracts         $34,550,884      $33,547,025        $220,807       $1,224,666
                                                          ===========      ===========        --------       ----------



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
46

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
================================================================================

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)



      Forward                                         U.S. $ Cost        U.S. $
 Foreign Currency     Expiration       Foreign      on Origination       Current       Unrealized       Unrealized
  Sale Contracts         Date         Currency           Date             Value       Appreciation     Depreciation
------------------   ------------   ------------   ----------------   ------------   --------------   -------------
         ARS           10/19/01          63,040       $   59,248       $   58,435       $    813          $   --
         AUD            7/26/01         177,270           90,000           90,342             --             342
         BRL            7/31/01         105,336           42,000           45,027             --           3,027
         BRL           10/16/01         336,740          149,000          139,235          9,765              --
         BRL            12/5/01         238,539          110,129           96,731         13,398              --
         BRL            12/6/01         231,660           90,000           93,907             --           3,907
         BRL           12/26/01         100,230           39,000           40,337             --           1,337
         BRL             2/8/02         282,576          116,000          111,699          4,301              --
         BRL             2/8/02         107,933           41,000           42,664             --           1,664
         CAD            7/26/01         138,204           90,000           91,023             --           1,023
         CAD            7/26/01       2,758,767        1,822,677        1,816,960          5,717              --
         CHF            7/26/01          98,001           57,617           54,575          3,042              --
         CHF            7/26/01          17,922           10,000            9,980             20              --
         CLP            8/14/01      45,440,000           74,737           72,090          2,647              --
         CLP            9/28/01      43,950,750           72,080           69,454          2,626              --
         CLP            9/28/01      34,120,250           55,593           53,919          1,674              --
         CLP            10/4/01      61,512,000          100,000           97,130          2,870              --
         CLP            10/4/01      18,907,000           30,693           29,855            838              --
         CLP           12/12/01      43,491,000           70,000           68,059          1,941              --
         CLP           12/13/01      36,671,450           59,000           57,379          1,621              --
         DKK            7/26/01       6,999,115          834,549          795,937         38,612              --
         DKK            7/26/01      21,766,356        2,613,949        2,475,261        138,688              --
         DKK            7/26/01       1,231,755          147,735          140,075          7,660              --
         DKK            7/26/01         528,318           60,000           60,080             --              80
         DKK            7/26/01       9,842,068        1,139,267        1,119,236         20,031              --
         EUR             7/9/01          61,902           55,039           52,449          2,590              --
         EUR            7/11/01          21,352           18,816           18,090            726              --
         EUR            7/11/01          87,707           77,241           74,310          2,931              --
         EUR            7/17/01         125,000          110,684          105,896          4,788              --
         EUR            7/23/01          43,848           38,449           37,143          1,306              --
         EUR            7/26/01          73,102           65,280           61,919          3,361              --
         EUR            7/26/01           5,540            4,963            4,692            271              --
         EUR            7/26/01         368,262          330,349          311,926         18,423              --
         EUR            7/26/01           2,011            1,802            1,703             99              --
         EUR            7/26/01       1,409,291        1,253,283        1,193,701         59,582              --
         EUR            7/26/01          27,029           24,000           22,894          1,106              --
         EUR            7/26/01         304,238          271,806          257,696         14,110              --
         EUR            7/26/01          75,000           67,005           63,527          3,478              --
         EUR            7/26/01         299,757          263,786          253,901          9,885              --
         EUR            7/26/01          31,988           28,000           27,095            905              --
         EUR            7/26/01         187,503          165,753          158,819          6,934              --
         EUR            7/26/01         130,974          115,257          110,937          4,320              --
         EUR            7/26/01          26,400           23,232           22,361            871              --
         EUR            7/26/01          45,096           39,639           38,197          1,442              --
         EUR            7/26/01          55,125           47,187           46,692            495              --
         EUR            7/26/01          85,317           73,219           72,266            953              --
         EUR            7/26/01          16,466           14,113           13,947            166              --
         EUR            7/26/01         315,000          266,396          266,812             --             416
         EUR            7/26/01          70,738           60,000           59,917             83              --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              47

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
================================================================================

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONCLUDED)



      Forward                                   U.S. $ Cost       U.S. $
 Foreign Currency   Expiration     Foreign    on Origination      Current      Unrealized     Unrealized
  Sale Contracts       Date       Currency         Date            Value      Appreciation   Depreciation
------------------ ------------ ------------ ---------------- -------------- -------------- -------------
        EUR           7/26/01        77,090     $    65,363    $    65,297      $     66     $       --
        EUR           7/26/01       185,000         155,842        156,699            --            857
        EUR           7/26/01       439,326         370,000        372,119            --          2,119
        EUR           7/26/01       203,208         174,962        172,122         2,840             --
        EUR           7/26/01         1,568           1,341          1,328            13             --
        EUR           7/26/01       352,175         299,000        298,300           700             --
        EUR            8/7/01        56,000          47,569         47,423           146             --
        EUR            8/8/01       116,000          98,545         98,233           312             --
        EUR           8/13/01        20,000          17,098         16,935           163             --
        EUR           8/13/01       197,000         167,709        166,813           896             --
        EUR           8/13/01        43,345          36,933         36,703           230             --
        EUR           8/14/01       160,366         136,679        135,790           889             --
        EUR           8/27/01       113,430          97,386         96,026         1,360             --
        EUR          12/18/01        88,150          79,000         74,530         4,470             --
        EUR          12/21/01        52,000          46,900         43,964         2,936             --
        EUR          12/27/01        79,566          72,876         67,266         5,610             --
        GBP           7/26/01       837,402       1,203,138      1,178,164        24,974             --
        GBP           7/26/01       965,953       1,387,330      1,359,025        28,305             --
        GBP           7/26/01     2,046,271       2,937,892      2,878,954        58,938             --
        GBP           7/26/01        86,239         123,589        121,332         2,257             --
        GBP           7/26/01       267,885         380,000        376,895         3,105             --
        GBP           7/26/01        15,705          22,133         22,096            37             --
        GBP           7/26/01        15,135          21,400         21,294           106             --
        GBP           7/26/01         2,028           2,871          2,853            18             --
        HUF            8/6/01    33,656,220         113,792        116,277            --          2,485
        JPY           7/26/01    70,710,734         588,153        568,665        19,488             --
        JPY           7/26/01     2,046,450          17,103         16,458           645             --
        JPY           7/26/01    54,527,934         438,000        438,521            --            521
        MXN           8/16/01       837,000          88,830         91,182            --          2,352
        MXN           8/27/01       227,524          23,465         24,721            --          1,256
        MXN           6/11/02       160,512          16,271         16,307            --             36
        NZD           6/10/02     4,295,000       1,748,065      1,712,045        36,020             --
        PLN           10/3/01       199,005          46,147         48,160            --          2,013
        PLN          11/20/01     1,217,242         292,185        290,413         1,772             --
        SEK           7/26/01     2,903,664         285,257        266,968        18,289             --
        SEK           7/26/01     5,278,238         518,083        485,290        32,793             --
        SEK           7/26/01     6,376,794         625,164        586,293        38,871             --
        SEK           7/26/01       608,045          56,000         55,905            95             --
        TWD           7/20/01     2,120,000          61,943         61,114           829             --
        TWD           8/21/01     2,848,578          82,988         81,766         1,222             --
        VEB            7/6/01    11,568,000          16,100         16,054            46             --
                                                -----------    -----------      --------     ----------
Total Forward Foreign Currency Sale             $24,352,675    $23,692,580      $683,530     $   23,435
  Contracts                                     ===========    ===========      --------     ----------
Gross unrealized appreciation/depreciation from Forward
  Foreign Currency Contracts                                                    $904,337     $1,248,101
                                                                                ========     ==========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
48

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT
DESCRIPTION                                              (000) (g)       VALUE
--------------------------------------------------------------------------------


LAZARD STRATEGIC YIELD PORTFOLIO
CURRENCY DENOMINATED BONDS--65.5%
AUSTRALIA--0.4%
 Western Capital, Ltd.,
  9.44%, 01/07/03 (c), (d), (e) .......... ..USD            1,000    $  995,000
                                                                      ----------
BERMUDA--0.4%
 Gold Eagle Capital 2001, Ltd.,
  Series A,
  10.3374%, 04/08/02 (c), (d) ...............USD              870       870,000
                                                                      ----------
BRAZIL--2.3%
 Deutsche Bank LTN Linked Notes:
  15.20%, 02/08/02 (e), (h) .................USD             3,116     2,703,286
  17.18%, 08/01/01 (h) ......................USD               940       842,616
  17.40%, 08/01/01 (h) ......................USD               430       386,957
 Salomon, Inc. Linked Brazil Inflation
  Index Notes:
  LTN,
  14.90%, 12/06/01 (c), (h) .................USD               677       610,654
  NTN,
  6.00%, 12/02/02 (c), (e), (h) .............USD               895       767,910
                                                                      ----------
 TOTAL BRAZIL ..................................                       5,311,423
                                                                      ----------
CANADA--1.5%
 Ainsworth Lumber Co. Ltd.,
  12.50%, 07/15/07 ..........................USD               400       368,000
 Argos Funding Trust,
  5.9625%, 02/27/06 (c), (e) ....................            1,000       612,810
 Calpine Canada Energy Finance,
  8.50%, 05/01/08 .......................... USD               575       560,601
 Dynacare, Inc.,
  10.75%, 01/15/06 (e) ......................USD             1,290     1,309,350
 GT Group Telecom, Inc.,
  0.00%, 02/01/10 (f) .......................USD               775       244,125
 Quebecor Media, Inc.,
  11.125%, 07/15/11 (c) .....................USD               340       337,025
                                                                      ----------
 TOTAL CANADA ...................................                      3,431,911
                                                                      ----------
COSTA RICA--0.5%
 Costa Rica Treasury Bill (B.E.M.),
  0.00%, 07/10/01 (e), (h) .....................           290,000       879,458
 Salomon, Inc. CRC Linked Unsecured
  Notes:
  13.00%, 07/12/01 (c), (h) .................USD               335       335,704
  13.00%, 07/19/01 (c), (h) .................USD                63        63,428
                                                                      ----------
 TOTAL COSTA RICA ...........................                          1,278,590
                                                                      ----------

DENMARK--1.1%
 Nykredit,
  6.00%, 10/01/29 (e) ..........................            12,363    $1,342,485
 Unikredit Realkredit,
  7.00%, 07/01/29 (e) ..........................             9,704     1,107,876
                                                                      ----------
 TOTAL DENMARK .................................                      2,450,361
                                                                      ----------
GERMANY--1.2%
 Callahan Nordrhein Westfalen,
  14.125%, 07/15/11 (c) .................... EUR               510       363,047
 Core, Series 1998-1A, Class B3,
  7.3377%, 01/16/06 (c), (d), (e) .......... EUR             2,400     1,053,394
 European Credit Card Offerings,
  Series B,
  5.50%, 06/18/08 (e) ..........................             2,570     1,102,486
 Messer Griesheim Holding AG,
  10.375%, 06/01/11 (c) .................... EUR               195       170,210
                                                                      ----------
 TOTAL GERMANY .................................                       2,689,137
                                                                      ----------
GREECE--0.0%
 Republic of Hellenic,
  7.72%, 08/14/03 (d) ...................... EUR               0.2           171
                                                                      ----------

HUNGARY--2.7%
 Government of Hungary:
  9.00%, 11/24/02 ..............................           115,910       400,693
  9.50%, 01/12/02 (e) ...........................        1,186,920     4,108,816
  9.50%, 06/12/02 ..............................           193,300       667,944
  9.50%, 06/12/03 ..............................            14,220        49,863
  10.00%, 04/12/03 ......................... ....          185,200       651,496
  12.50%, 09/24/02 ......................... ...            84,940       302,853
                                                                      ----------
 TOTAL HUNGARY .................................                       6,181,665
                                                                      ----------
INDONESIA--0.0%
 Polysindo,
  0.00%, 04/26/03 (a), (j) ......................        5,000,000         4,390
 PT Polysindo Eka Perkasa,
  0.00%, 03/16/02 (a), (j) ................. USD               194         1,942
                                                                      ----------
 TOTAL INDONESIA ................................                          6,332
                                                                      ----------
ITALY--0.4%
 Films PLC,
  5.5488%, 03/31/05 (d), (e) ...................         4,160,000       910,362
                                                                      ----------
JAPAN--1.0%
 Spires, Ltd.,
  2.48%, 01/23/02 (e) ..........................           286,282     2,307,060
                                                                      ----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              49

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT
DESCRIPTION                                              (000) (G)       VALUE
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
LUXEMBOURG--0.3%
 Ispat Europe Group SA,
  11.875%, 02/01/11 ........................ EUR               50   $    41,101
 PTC International Finance II SA,
  11.25%, 12/01/09 ......................... EUR              410       354,729
 Scandinavian Broadcasting SA,
  12.00%, 06/15/08 (c) ..................... EUR              280       232,540
                                                                     ----------
 TOTAL LUXEMBOURG ..............................                        628,370
                                                                     ----------
MEXICO--0.6%
 Mexico Bonos:
  14.00%, 01/22/04 .............................             4,795      548,340
  16.00%, 01/23/03 ......................... ...             2,351      272,202
 United Mexican States:
  9.875%, 01/15/07 ......................... USD               160      175,008
  Series D, 4.7875%, 12/31/19(d) ........... USD               450      445,500
                                                                     ----------
 TOTAL MEXICO ..................................                      1,441,050
                                                                     ----------
NAMIBIA--0.2%
 Government of Namibia:
  12.00%, 04/15/02 ......................... ....            1,460      183,674
  12.00%, 04/15/05 ......................... ...             1,460      187,089
                                                                     ----------
 TOTAL NAMIBIA ............................. ...                        370,763
                                                                     ----------
NETHERLANDS--0.4%
 Completel Europe NV, Series B,
  14.00%, 04/15/10 ......................... EUR               240       89,491
 Jones Lang LaSalle Finance BV,
  9.00%, 06/15/07 .......................... EUR               170      153,791
 Kappa Beheer BV,
  0.00%, 07/15/09 (f) ...................... EUR                35       22,616
 KPNQwest BV:
  7.125%, 06/01/09 ......................... EUR                50       25,360
  8.875%, 02/01/08 (c) ..................... EUR               255      139,384
 United Pan Europe
  Communications NV, Series B:
  0.00%, 08/01/09 (f) ...................... USD             1,190      261,800
  0.00%, 11/01/09 (f) ...................... EUR               710      102,287
  11.25%, 02/01/10 ......................... EUR               325      101,906
 Versatel Telecom NV,
  11.875%, 07/15/09 ........................ EUR               175       57,097
                                                                      ----------
 TOTAL NETHERLANDS ..............................                       953,732
                                                                      ----------
PANAMA--0.3%
 Republic of Panama,
  6.4375%, 07/17/16 (d) .................... USD               814      656,179
                                                                      ----------

POLAND--0.7%
 Government of Poland:
  0.00%, 04/21/03 (e), (l) ......................            3,520   $  682,467
  0.00%, 12/21/02 (l) ...................... ....            2,563      519,000
  10.00%, 02/12/04 .............................             1,709      384,898
                                                                     ----------
 TOTAL POLAND ..................................                      1,586,365
                                                                     ----------
RUSSIA--0.2%
 Salomon, Inc. RUB Linked Note,
  12.00%, 07/27/01 (h) ......................USD               400      398,492
                                                                     ----------
SOUTH AFRICA--1.8%
 Lesotho Highlands Water:
  12.00%, 12/01/05 (e) .........................             5,700      739,544
  12.50%, 04/15/02 (e) ..................... ....            8,590    1,086,633
  13.00%, 09/15/10 (e) .........................             6,080      834,816
 Republic of South Africa:
  12.00%, 02/28/05 .............................             1,710      222,131
  12.50%, 12/21/06 (e) .........................             9,000    1,196,065
 South African Roads Board,
  11.50%, 09/30/05 ......................... ...               415       52,449
                                                                     ----------
 TOTAL SOUTH AFRICA ........................                          4,131,638
                                                                     ----------
SWEDEN--0.1%
 Preem Holdings AB,
  10.625%, 03/31/11 (c) .....................EUR               285      254,203
                                                                     ----------

THAILAND--0.0% Finance One PLC:
  0.00%, 08/28/97 (a), (k) ................. ...            10,000            0
  0.00%, 10/15/97 (a), (k) ................. ...            10,000            0
 Morgan Guarantee Trust,
  0.00%, 07/31/01 (a), (k) ................. ...            10,569            0
                                                                     ----------
 TOTAL THAILAND ............................ ...                              0
                                                                     ----------
UNITED KINGDOM--1.4%
 Avecia Group PLC,
  11.00%, 07/01/09 (e) ..................... USD               290      288,550
 British Sky Broadcasting Group PLC,
  7.75%, 07/09/09 .......................... ...               170      225,669
 Coral Group Holdings PLC, Series B,
  13.50%, 09/30/09 (e) .........................                69       91,855
 Diamond Cable Communications PLC,
  11.75%, 12/15/05 (f) ......................USD                85       56,100
 Diamond Holdings PLC,
  10.00%, 02/01/08 .............................                65       58,814
 Energis PLC,
  9.50%, 06/15/09 .......................... ....              375      473,981
 Gala Group Holdings PLC,
  12.00%, 06/01/10 ......................... ...                57       88,180


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT
DESCRIPTION                                              (000) (g)       VALUE
--------------------------------------------------------------------------------


LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 IPC Magazines Group PLC:
  0.00%, 03/15/08 (f) ...........................              190   $  199,211
  9.625%, 03/15/08 .............................                45       58,937
 Jazztel PLC,
  14.00%, 07/15/10 ......................... EUR                80       25,085
 Luxfer Holdings PLC,
  10.125%, 05/01/09 ............................               110      159,560
 Ono Finance PLC,
  14.00%, 02/15/11 (c) ..................... EUR               540      384,403
 Premier International Foods PLC,
  12.25%, 09/01/09 ......................... ....              100      143,647
 Regional Independent Media:
  0.00%, 07/01/08 (f) ...................... ....              150      166,884
  10.50%, 07/01/08 ......................... USD               125      126,406
 Telewest Communications PLC,
  0.00%, 04/15/09 (f) ..........................               190      216,068
 TM Group Holdings PLC,
  11.00%, 05/15/08 ......................... USD               355      354,112
                                                                     ----------
 TOTAL UNITED KINGDOM ..........................                      3,117,462
                                                                     ----------
UNITED STATES--47.9%
 Adelphia Communications Corp.,
  9.375%, 11/15/09 .............................               247      235,885
 Advanta Business Card Master Trust,
  Series 2000-B, Class C,
  5.1313%, 01/20/06 (d), (e) ...................             2,280    2,283,396
 Advanta Credit Card Master Trust,
  Series 1996-E, Class B,
  4.31%, 05/15/04 (d) ..........................             1,515    1,514,515
 AES Corp.:
  8.375%, 03/01/11 ......................... GBP                15       21,191
  9.375%, 09/15/10 (e) ..................... ...               990      999,900
 Agrilink Foods, Inc.,
  11.875%, 11/01/08 ............................               545      501,400
 Alamosa Delaware, Inc.,
  12.50%, 02/01/11 (c), (e) .....................              325      292,500
 Alliance Imaging, Inc.,
  10.375%, 04/15/11 (c) ........................               540      553,500
 Allied Waste North America, Inc.,
  Series B,
  10.00%, 08/01/09 (e) ..........................              990    1,017,225
 American Cellular Corp.,
  9.50%, 10/15/09 (c) ..........................               995      935,300
 American Tower Corp.,
  9.375%, 02/01/09 (c), (e) ....................               610      568,825
 Ameristar Casinos, Inc.,
  10.75%, 02/15/09 (c), (e) ....................             1,160    1,212,200
 ARCO Chemical Co.,
  9.80%, 02/01/20 (e) ...........................              535   $  545,573
 Asset Securitization Corp.,
  Series 1996-D2, Class ACS2,
  1.4848%, 02/14/29 (d), (e), (i) ..............             7,035      408,945
 Atrium Cos. Inc., Series B,
  10.50%, 05/01/09 (e) ..........................              880      783,200
 Banc of America Large Loan,
  Series 2000-WSFA, Class A,
  4.5763%, 05/12/11 (c), (d), (e) ...............              735      732,942
 Beazer Homes USA, Inc.,
  8.625%, 05/15/11 (e) ..........................              715      713,212
 Building One Services Corp.,
  10.50%, 05/01/09 (e) .........................             1,545    1,483,200
 Capital One Master Trust:
  Series 2001-4, Class C,
  4.86%, 04/16/07 (c) ...........................            3,300    3,301,914
  Series 1998-4, Class A,
  5.43%, 01/15/07 ..............................             4,940    4,988,025
 Caraustar Industries, Inc.,
  9.875%, 04/01/11 (c) .........................               350      322,000
 Carco Auto Loan Master Trust,
  Series 1999-2, Class A1,
  4.05%, 05/17/04 (d), (e) .....................             1,360    1,360,000
 Charter Communications Holdings
  LLC:
  0.00%, 01/15/10 (f) ...........................              850      569,500
  8.625%, 04/01/09 ......................... ....              210      197,400
 Chase Credit Card Master Trust,
  Series 2000-2, Class C,
  4.66%, 07/15/05 (d), (e) .....................             4,925    4,907,926
 Chesapeake Energy Corp.,
  8.125%, 04/01/11 (c), (e) .....................              610      570,350

 Citibank Credit Card Issuance Trust,
  Series 2001-C1, Class C1,
  6.1025%, 01/15/10 (d), (e) ...................             4,700    4,685,712
 Citibank Credit Card Master Trust I,
  Series 1999-1, Class A,
  5.50%, 02/15/06 ..............................             2,465    2,485,310
 Comstock Resources, Inc.,
  11.25%, 05/01/07 (e) ..........................              399      421,943
 Corning, Inc.,
  5.625%, 02/18/05 (c), (e) .................EUR               680      562,435
 Discover Card Master Trust I,
  Series 1998-7, Class A,
  5.60%, 05/16/06 ..............................             4,940    4,987,819
 Dura Operating Corp.,
  9.00%, 05/01/09 (c) ...................... ...               805      756,700


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT
DESCRIPTION                                              (000) (g)       VALUE
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Echostar Broadband Corp.,
  10.375%, 10/01/07 (e) ........................           975       $ 975,000
 Emmis Escrow Corp.,
  0.00%, 03/15/11 (c), (f) .....................         1,065         601,725
 Federal Home Loan Mortgage Corp.,
  Series 30, Class J,
  7.50%, 02/25/23 (i) ..........................         1,975         202,449
 First USA Credit Card Master Trust:
  Series 1994-6, Class B,
  4.58%, 10/15/03 (d) ..........................         3,295       3,303,384
  Series 1998-1, Class C,
  6.50%, 01/18/06 (c), (e) .....................         1,600       1,629,264
 Foamex L.P.,
  13.50%, 08/15/05 (e) .........................           260         205,400
 Ford Credit Auto Owner Trust,
  Series 2000-F, Class A4,
  4.86%, 05/15/05 (d) ..........................         2,475       2,475,840
 Fresenius Medical Capital Trust:
  7.375%, 06/15/11 (c)...................... EUR           315         262,275
  9.00%, 12/01/06 (e) ..........................         1,630       1,678,900
 Golden Sky DBS, Inc., Series B,
  0.00%, 03/01/07 (f) ..........................           440         268,400
 GSI Group, Inc.,
  10.25%, 11/01/07 (e) .........................           795         604,200
 Halyard Re BV,
  9.29%, 04/05/02 (c), (d) .....................           250         250,373
 HCA-The Healthcare Co.,
  8.75%, 11/01/10............................GBP            55          82,491
 HEALTHSOUTH Corp.,
  10.75%, 10/01/08 (e) .........................           605         656,425
 Huntsman Corp.,
  9.50%, 07/01/07 (c) ..........................           185         101,750
 Hyperion Telecommunications, Inc.,
  12.00%, 11/01/07 (e) .........................           615         282,900
 Icon Health & Fitness, Inc.,
  12.00%, 09/27/05 (c) .........................           225         202,500
 International CableTel, Inc., Series B,
  11.50%, 02/01/06 (f) .........................           250         168,750
 Interpool Capital Trust, Series B,
  9.875%, 02/15/27 (e) .........................         1,915       1,397,950
 IT Group, Inc., Series B,
  11.25%, 04/01/09 (e) .........................         1,225       1,151,500
 John Q. Hammons Hotels, Inc.,
  8.875%, 02/15/04 (e) .........................         1,000         990,000
 Kelvin 2nd Event,
  8.70%, 02/14/03 (c), (e) .....................           600         570,000
 LDM Technologies, Inc., Series B,
  10.75%, 01/15/07 .............................           150          93,000
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 (e) .........................           810         818,100
 Lomak Petroleum Corp.,
  8.75%, 01/15/07 (e) ..........................           540         518,400
 Lyondell Chemical Co.,
  10.875%, 05/01/09 (e) ........................           275         270,188
 Mandalay Resort Group, Series B,
  10.25%, 08/01/07 .............................           520         544,700
 MBNA Master Credit Card Trust:
  Series 1994-C, Class B,
  4.45%, 03/15/04 (d), (e) .....................         2,845       2,848,200
  Series 1999-E, Class C,
  4.68%, 06/15/04 (c), (d), (e) ................         8,595       8,595,000
 McCaw International, Ltd.,
  0.00%, 04/15/07 (f) ..........................           615         202,950
 Merrill Lynch Mortgage Investors, Inc.,
  Series 1996-C1, Class IO,
  1.0624%, 04/25/28 (c), (d), (e), (i) .........        12,552         290,711
 Metromedia Fiber Network, Inc.,
  Series B,
  10.00%, 11/15/08 (e) .........................           301         115,885
 MGM Grand, Inc.,
  9.75%, 06/01/07 (e) ..........................           875         934,062
 Michael Foods, Inc.,
  11.75%, 04/01/11 (c) .........................           710         727,750
 Morgan Stanley Capital I, Inc.,
  Series 1996-WF1, Class X,
  1.3732%, 11/15/28 (c), (d), (e), (i) .........         5,584         256,905
 Namazu Re, Ltd.,
  8.49%, 12/02/04 (c), (d), (e) ................         1,000         980,230
 National Equipment Services, Inc.,
  Series B,
  10.00%, 11/30/04 .............................           340         265,200

Nextel International, Inc.,
  12.75%, 08/01/10 .............................           480         148,800
 Nextmedia Operating, Inc.,
  10.75%, 07/01/11 (c) .........................           265         265,000
 Nortek, Inc.,
  9.875%, 06/15/11 (c) .........................           170         163,625
 North American Van Lines, Inc.,
  13.375%, 12/01/09 (c), (e) ...................         1,285       1,182,200
 NTL Communications Corp.,
  12.375%, 02/01/08 (c)..................... EUR           135          81,800
 Orion Power Holdings, Inc.,
  12.00%, 05/01/10 (c), (e) ....................           480         532,800


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
52

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                               PRINCIPAL
                                                AMOUNT
DESCRIPTION                                      (000) (g)              VALUE
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Pacific Reinsurance Ltd.,
  7.70%, 05/31/03 (c), (d), (e) ...........   1,340                $ 1,335,310
 Penhall International Corp.,
  12.00%, 08/01/06 (e) ....................     750                    735,000
 Penn National Gaming, Inc.,
  11.125%, 03/01/08 (c) ...................     685                    712,400
 Petro Stopping Centers,
  10.50%, 02/01/07 (e) ....................     640                    496,000
 Phoenix Color Corp.,
  10.375%, 02/01/09 (e) ...................     870                    704,700
 Plains Resources, Inc., Series F,
  10.25%, 03/15/06 ........................     350                    363,125
 PMD Group, Inc.,
  11.00%, 02/28/11 (c) ....................     920                    933,800
 Prime Capital Calquake and Euro
  Wind, Ltd.,
  11.32%, 01/17/04 (c), (d), (e) ..........     840                    831,600
 Prime Capital Hurricane Hydrocarbons,
  10.32%, 01/17/04 (c), (d), (e) ..........     875                    861,875
 Prudential Home Mortgage Securities:
  Series 1993-41, Class A5,
  0.1148%, 10/25/10 (d), (i) ..............     152                          0
  Series 1993-5, Class A9,
  0.9058%, 03/25/10 (d), (i) ..............     360                          0
 Railamerica Transportation Corp.,
  12.875%, 08/15/10 .......................     650                    671,125
 Renters Choice, Inc.,
  11.00%, 08/15/08 (e) ....................   1,005                  1,027,612
 Rose Hills Co.,
  9.50%, 11/15/04 .........................     590                    465,362
 Royster-Clark, Inc.,
  10.25%, 04/01/09 ........................     235                    186,825
 Sabreliner Corp.,
  11.00%, 06/15/08 (c), (e) ...............     935                    702,419
 Sears Credit Account Master Trust,
  Series 2000-4, Class A,
  4.23%, 10/18/11 (d), (e) ................   2,525                  2,527,857
 Sinclair Broadcast Group, Inc.,
  8.75%, 12/15/07 .........................     245                    233,363
 Sola International, Inc.,
  11.00%, 03/15/08 (c)...................EUR    290                    255,824
 Spectrasite Holdings, Inc.:
  0.00%, 04/15/09 (f) .....................     380                    174,800
  Series B,
  0.00%, 03/15/10 (f) .....................     325                    136,500
 Structured Asset Securities Corp.:
  Series 1996-CFL, Class X2,
  1.0235%, 02/25/28 (d), (i) ..............   1,049                     14,427
  Series 1996-CFL, Class X1,
  1.6002%, 02/25/28 (d), (e), (i) .........   2,693                    161,599
 Superior Wholesale Inventory
  Financing Trust, Series 1999-A,
  Class A1,
  4.105%, 05/15/06 (d), (e) ...............   2,520                  2,522,066
 Telewest Finance (Jersey), Ltd.,
  6.00%, 07/07/05 (c) .....................     350                    245,000
 The Manitowoc Co., Inc.,
  10.375%, 05/15/11 (c)..................EUR    450                    385,166
 Transwestern Publishing Co.,
  9.625%, 11/15/07 (c) ....................     780                    785,850
 Travelcenters of America, Inc.,
  12.75%, 05/01/09 ........................     320                    329,200
 Ubiquitel Operating Co.,
  0.00%, 04/15/10 (f) .....................   1,047                    413,565
 United International Holding, Inc.,
  Series B,
  0.00%, 02/15/08 (f) .....................     410                    137,350
 United Rentals, Inc., Series B:
  9.00%, 04/01/09 .........................      25                     23,125
  9.25%, 01/15/09 (e) .....................   1,760                  1,645,600
 URS Corp., Series B,
  12.25%, 05/01/09 (e) ....................   1,070                  1,094,075
 Venture Holdings Trust, Series B,
  9.50%, 07/01/05 .........................     190                    148,200
 Volkswagen Credit Auto Master Trust,
  Series 2000-1, Class A,
  4.0363%, 08/20/07 (d), (e) ..............   2,200                  2,203,866
 Williams Scotsman, Inc.,
  9.875%, 06/01/07 (e) ....................     940                    893,000
 XO Communications, Inc.,
  10.75%, 11/15/08 ........................     220                     70,400
 Yamaha Motor Master Trust,
  Series 2000-1, Class B,
  4.68%, 05/15/08 (d), (e) ................   2,575                  2,571,472
                                                                   -----------
 TOTAL UNITED STATES ......................                        109,816,383
                                                                   -----------

VENEZUELA--0.1%
 Citibank NDF Linked Note,
  17.00%, 07/06/01 (h).................. USD   259                    260,606
                                                                   -----------
TOTAL CURRENCY DENOMINATED BONDS
 (Identified cost $158,457,920)............                        150,047,255
                                                                   -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------



DESCRIPTION                                              SHARES       VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
PREFERRED STOCKS--1.9%
BERMUDA--0.4%
 Global Crossing Holdings, Ltd. .........          10,150        $  781,550
                                                                 ----------
UNITED KINGDOM--0.0%
 Avecia Group PLC (a) ...................           1,283            38,490
                                                                 ----------
UNITED STATES--1.5%
 Adelphia Communications Corp.,
  Series B ..............................          11,800         1,156,400
 American Restaurant Group, Inc.,
  Series B (a) ..........................               4               400
 Granite Broadcasting Corp. (a) .........             955           181,450
 High Voltage Engineering Corp.,
  Series A (a) ..........................           1,977           395,400
 Nextel Communications, Inc.,
  Series E (a) ..........................             669           448,230
 Paxson Communications Corp.
  (a), (e) ..............................              94           878,900
 Sinclair Capital .......................           3,950           370,313
 XO Communications, Inc. (a) ............           2,716            10,864
                                                                 ----------
 TOTAL UNITED STATES ....................                         3,441,957
                                                                 ----------
TOTAL PREFERRED STOCKS
 (Identified cost $6,922,967)............                         4,261,997
                                                                 ----------
WARRANTS--0.0%
CANADA--0.0%
 GT Group Telecom, Inc.,
  02/01/10 (a), (c) .....................             775            23,131
                                                                 ----------
MEXICO--0.0%
 United Mexican States, Rights,
  06/30/03 (a) ..........................         698,000             6,631
                                                                 ----------
NORWAY--0.0%
 Enitel ASA,
  04/03/05 (a) ..........................             100                 1
                                                                 ----------
UNITED KINGDOM--0.0%
 Ono Finance PLC,
  05/31/09 (a) ..........................             350             8,898
  05/31/09 (a), (c) .....................              90             2,288
                                                                 ----------
 TOTAL UNITED KINGDOM ...................                            11,186
                                                                 ----------
UNITED STATES--0.0% Motient Corp.,
  04/01/08 (a), (c) .....................           1,385               692

 Ubiquitel Operating Co.,
  04/15/10 (a), (c) .....................             922        $   18,440
                                                                 ----------
 TOTAL UNITED STATES ....................                            19,132
                                                                 ----------
TOTAL WARRANTS
 (Identified cost $46,658)...............                            60,081
                                                                 ----------
                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)
                                                ---------
U.S. GOVERNMENT SECURITIES--4.5%
 Federal Home Loan Mortgage Corp.,
  5.25%, 02/15/04 .......................       $   9,800         9,878,106
 Federal National Mortgage
  Association,
  6.00%, 12/15/05 .......................             300           305,952
                                                                 ----------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $10,193,882)...........                        10,184,058
                                                                 ----------

DISCOUNT NOTES--24.1%
 Federal Farm Credit Bank,
  4.45%, 07/10/01 .......................             950           948,943
 Federal Home Loan Bank:
  3.53%, 08/08/01 .......................             103           102,616
  3.53%, 08/22/01 .......................             400           397,961
  3.67%, 07/18/01 .......................           1,261         1,258,815
  3.67%, 07/27/01 .......................             300           299,235
  3.69%, 06/04/02 .......................              67            64,679
  3.70%, 08/13/01 .......................           1,635         1,627,774
  3.70%, 09/04/01 .......................             430           427,127
  3.70%, 12/07/01 .......................             560           551,022
  3.74%, 08/15/01 .......................           2,687         2,674,438
  3.80%, 07/17/01 .......................           1,580         1,577,331
  3.80%, 08/21/01 .......................           1,237         1,230,341
  3.83%, 08/14/01 .......................             100            99,532
  3.85%, 07/23/01 .......................             175           174,588
  3.90%, 07/13/01 .......................           2,129         2,126,232
  3.98%, 04/18/02 .......................           1,963         1,899,847
  4.05%, 07/30/01 .......................           1,165         1,161,199
  4.10%, 07/20/01 .......................             272           271,412
  4.46%, 07/06/01 .......................           2,328         2,326,558
  4.54%, 07/03/01 .......................             699           698,824
  4.56%, 02/27/02 .......................             342           331,560
  4.86%, 11/15/01 .......................             600           588,903
  5.36%, 12/21/01 .......................             550           535,833
  5.38%, 12/21/01 .......................             796           775,420
  5.55%, 12/10/01 .......................             300           292,508


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
54

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
DESCRIPTION                                  (000)          VALUE
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Federal Home Loan Mortgage Corp.:
  3.46%, 09/27/01 .......................... $1,539      $1,525,983
  3.785%, 08/16/01 .........................  1,500       1,492,745
  3.79%, 07/31/01 ..........................  1,195       1,191,226
  4.45%, 12/12/01 ..........................  1,000         979,728
  4.75%, 01/31/02 ..........................    750         728,823
 Federal National Mortgage
  Association:
  3.56%, 07/25/01 ..........................  1,964       1,959,339
  3.61%, 08/28/01 ..........................  2,395       2,381,310
  3.61%, 12/06/01 ..........................    454         446,807
  3.65%, 07/20/01 ..........................  3,690       3,682,892
  3.67%, 09/13/01 ..........................    930         922,984
  3.70%, 09/07/01 ..........................  1,718       1,705,993
  3.71%, 08/07/01 ..........................    816         812,889
  3.71%, 08/13/01 ..........................  4,110       4,091,787
  3.76%, 08/03/01 ..........................    154         153,469
  3.81%, 07/17/01 ..........................    630         628,933
  3.82%, 08/30/01 ..........................    499         495,823
  3.88%, 07/03/01 ..........................  1,838       1,837,604
  3.88%, 07/10/01 ..........................  2,157       2,154,908
  4.41%, 03/08/02 ..........................  1,038       1,006,211
  4.54%, 07/05/01 ..........................  1,784       1,783,100
  5.45%, 12/14/01 ..........................  1,727       1,683,600
  6.31%, 08/10/01 ..........................    907         900,641
  6.42%, 07/11/01 ..........................    264         263,529
                                                         ----------
TOTAL DISCOUNT NOTES
 (Identified cost $55,273,022).........                  55,273,022
                                                         ----------
REPURCHASE AGREEMENT--2.3%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $4,990,000 United States Treasury
  Note, 6.00%, 08/15/09, with a
  value of $5,326,825) (e)
  (Identified cost $5,219,000).............. $5,219        5,219,000
                                                         -----------
TOTAL INVESTMENTS
 (Identified cost $236,113,449) (b).........   98.3%    $225,045,413
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES ............................    1.7        3,969,570
                                             -------    ------------
NET ASSETS .................................  100.0%    $229,014,983
                                             =======    ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              55

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

Forward Foreign Currency Contracts open at June 30, 2001:



       Forward                                              U.S. $ Cost        U.S. $
  Foreign Currency      Expiration         Foreign        on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date           Currency             Date             Value       Appreciation     Depreciation
--------------------   ------------   ----------------   ----------------   ------------   --------------   -------------
           ARS             7/5/01            774,851        $  774,000       $  771,303        $    --         $  2,697
           ARS             7/5/01          1,745,266         1,743,000        1,737,274             --            5,726
           ARS             7/6/01          1,122,080         1,120,000        1,116,497             --            3,503
           ARS            7/10/01            802,000           800,000          795,714             --            4,286
           ARS            7/10/01          1,575,731         1,570,000        1,563,380             --            6,620
           ARS            7/10/01            476,844           474,000          473,107             --              893
           BRL            7/31/01          1,325,340           555,000          566,530         11,530               --
           BRL            12/5/01          1,646,134           766,000          667,532             --           98,468
           CLP            8/14/01        741,240,000         1,305,000        1,175,965             --          129,035
           CLP            9/28/01        852,911,000         1,453,000        1,347,837             --          105,163
           CLP            10/4/01        409,726,000           698,000          646,972             --           51,028
           CLP           10/10/01         39,174,800            68,000           61,810             --            6,190
           CLP           12/12/01        734,363,544         1,224,960        1,149,197             --           75,763
           CLP           12/13/01        909,786,600         1,527,000        1,423,529             --          103,471
           CLP            2/27/02        200,925,000           342,000          312,434             --           29,566
           CNY            7/11/01         10,468,710         1,260,000        1,264,551          4,551               --
           CNY            7/16/01          5,676,664           685,000          685,637            637               --
           CNY            7/31/01          9,671,714         1,165,000        1,167,799          2,799               --
           CNY            8/21/01          9,950,640         1,200,000        1,200,608            608               --
           CNY             9/5/01            497,622            60,000           60,010             10               --
           COP             7/3/01      3,196,732,000         1,358,000        1,387,570         29,570               --
           COP             8/2/01      3,196,732,000         1,374,743        1,374,743             --               --
           COP            8/14/01      1,035,100,000           440,000          443,190          3,190               --
           COP            8/28/01      1,265,376,000           538,000          539,186          1,186               --
           COP            8/29/01      1,949,670,000           830,000          830,484            484               --
           COP            8/30/01      1,193,109,000           499,000          508,061          9,061               --
           COP            8/31/01         86,629,950            37,000           36,878             --              122
           COP             9/7/01      1,467,165,000           623,000          623,214            214               --
           CRC            8/22/01        164,780,350           497,000          491,704             --            5,296
           CZK             7/9/01         26,067,954           669,310          652,286             --           17,024
           CZK            7/11/01         29,481,891           753,829          737,660             --           16,169
           CZK            7/17/01          9,915,000           263,767          248,029             --           15,738
           CZK            7/17/01          1,562,904            39,846           39,097             --              749
           CZK            7/17/01          4,719,924           120,197          118,071             --            2,126
           CZK             8/7/01         61,407,642         1,534,961        1,534,997             36               --
           CZK            8/13/01         65,826,510         1,643,034        1,645,096          2,062               --
           CZK            8/13/01         51,398,840         1,282,630        1,284,529          1,899               --
           DKK            7/26/01         41,560,622         4,984,722        4,726,257             --          258,465
           DKK            7/26/01            426,966            49,081           48,554             --              527
           EUR            7/26/01            232,993           210,393          197,350             --           13,043
           EUR            7/26/01             96,153            86,730           81,444             --            5,286
           EUR            7/26/01            102,764            92,161           87,043             --            5,118
           EUR            7/26/01             28,321            25,376           23,988             --            1,388
           EUR            7/26/01             40,510            36,170           34,313             --            1,857
           EUR            7/26/01             33,573            30,058           28,437             --            1,621
           EUR            7/26/01            243,590           216,790          206,326             --           10,464



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
56

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)



       Forward                                              U.S. $ Cost        U.S. $
  Foreign Currency      Expiration         Foreign        on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date           Currency             Date             Value       Appreciation     Depreciation
--------------------   ------------   ----------------   ----------------   ------------   --------------   -------------
          EUR             7/26/01             81,720        $   73,000       $   69,219        $    --         $ 3,781
          EUR             7/26/01            234,090           209,000          198,279             --          10,721
          EUR             7/26/01            286,642           251,098          242,792             --           8,306
          EUR             7/26/01            250,461           213,000          212,146             --             854
          EUR             7/26/01            116,946            99,053           99,056              3              --
          EUR             7/26/01             34,259            28,979           29,019             40              --
          EUR             7/26/01             82,486            70,000           69,867             --             133
          EUR             7/26/01             26,083            22,128           22,093             --              35
          EUR             7/26/01             36,544            31,000           30,953             --              47
          EUR             7/26/01             87,200            74,183           73,860             --             323
          EUR             7/26/01            211,665           180,000          179,285             --             715
          EUR             7/26/01            129,420           109,013          109,621            608              --
          EUR             7/26/01            131,534           112,015          111,412             --             603
          EUR             7/26/01             21,449            18,264           18,168             --              96
          EUR             7/26/01             29,345            25,237           24,856             --             381
          EUR             7/26/01            305,794           263,900          259,014             --           4,886
          EUR             7/26/01            227,601           195,965          192,783             --           3,182
          EUR             7/26/01            688,136           584,000          582,866             --           1,134
          GBP             7/26/01             40,996            58,941           57,678             --           1,263
          GBP             7/26/01            748,696         1,075,690        1,053,362             --          22,328
          GBP             7/26/01          2,498,467         3,588,374        3,515,162             --          73,212
          GBP             7/26/01             39,419            56,554           55,459             --           1,095
          GBP             7/26/01             71,009           100,400           99,905             --             495
          GBP             7/26/01             46,080            65,250           64,831             --             419
          HUF             10/15/01        233,100,000           745,586          794,575         48,989              --
          ILS             7/23/01          4,933,108         1,180,000        1,179,718             --             282
          ILS             8/28/01          2,393,895           569,704          570,682            978              --
          INR              7/5/01         38,144,000           800,000          807,475          7,475              --
          INR             7/10/01         50,779,200         1,065,000        1,074,351          9,351              --
          INR             7/18/01         14,858,480           314,000          314,166            166              --
          INR             7/20/01         38,989,500           825,000          824,259             --             741
          INR             8/14/01          4,107,360            86,000           86,531            531              --
          JPY             7/26/01        160,111,108         1,331,596        1,287,636             --          43,960
          JPY             7/26/01        178,664,828         1,481,835        1,436,847             --          44,988
          JPY             7/26/01         35,286,740           292,000          283,781             --           8,219
          JPY             7/26/01          2,884,680            24,000           23,199             --             801
          JPY             7/26/01         11,261,091            93,000           90,563             --           2,437
          JPY             7/26/01          8,494,795            71,000           68,316             --           2,684
          JPY             7/26/01          2,743,256            23,000           22,062             --             938
          JPY             7/26/01         26,294,400           220,000          211,463             --           8,537
          JPY             7/26/01          7,198,200            60,000           57,889             --           2,111
          JPY             7/26/01         19,953,200           166,826          160,466             --           6,360
          KES             7/18/01         55,857,308           706,000          700,504             --           5,496
          KES             7/25/01         41,610,023           527,000          521,025             --           5,975
          KES             8/13/01          7,853,918            99,000           97,905             --           1,095
          KRW             7/23/01        332,010,000           255,000          254,092             --             908
          KRW             7/23/01        241,887,500           185,000          185,120            120              --
          KRW             8/13/01      1,679,600,000         1,300,000        1,283,444             --          16,556
          KRW             9/11/01        617,571,900           477,000          471,039             --           5,961

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              57

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)



       Forward                                              U.S. $ Cost         U.S. $
  Foreign Currency      Expiration         Foreign        on Origination        Current        Unrealized       Unrealized
 Purchase Contracts        Date           Currency             Date              Value        Appreciation     Depreciation
--------------------   ------------   ----------------   ----------------   --------------   --------------   -------------
           MXN           11/16/01          8,822,000        $   910,893      $   940,281       $   29,388      $       --
           MXN           12/19/01         17,930,578          1,727,000        1,897,014          170,014              --
           MXN             2/4/02          7,153,500            600,000          748,086          148,086              --
           MXN            3/12/02         11,187,227          1,037,661        1,160,356          122,695              --
           MXN            4/18/02         20,340,000          1,962,373        2,091,968          129,595              --
           MXN            6/11/02          1,667,000            167,109          169,357            2,248              --
           PEN             9/7/01          3,960,615          1,095,000        1,110,536           15,536              --
           PEN            9/13/01          1,616,400            450,000          452,520            2,520              --
           PEN            9/27/01          5,509,620          1,539,000        1,536,811               --           2,189
           PHP             7/3/01         35,683,950            699,000          676,986               --          22,014
           PHP            7/10/01         49,732,500            950,000          941,845               --           8,155
           PHP            7/10/01         55,375,800          1,068,000        1,048,719               --          19,281
           PHP             9/4/01         16,929,000            330,000          315,859               --          14,141
           PHP           12/11/01         23,971,200            454,000          437,591               --          16,409
           PLN             9/4/01          2,905,637            717,707          709,314               --           8,393
           PLN            10/2/01         11,671,073          2,315,000        2,825,274          510,274              --
           PLN           11/16/01         12,351,436          2,404,500        2,950,312          545,812              --
           PLN           11/20/01          2,102,056            409,000          501,514           92,514              --
           PLN             2/5/02          9,269,110          2,050,915        2,165,224          114,309              --
           RUB             7/3/01         14,069,952            480,000          482,079            2,079              --
           RUB            7/13/01         16,488,637            563,000          563,830              830              --
           RUB            7/17/01         18,524,050            629,000          632,412            3,412              --
           RUB            7/19/01         14,318,898            489,000          488,456               --             544
           RUB            7/23/01         10,115,297            345,000          344,508               --             492
           RUB            7/24/01         22,179,080            758,000          755,074               --           2,926
           RUB             8/1/01         22,873,076            779,000          776,306               --           2,694
           SKK            7/23/01          8,557,666            172,527          171,281               --           1,246
           SKK             8/7/01          7,779,838            153,752          155,458            1,706              --
           SKK             8/8/01         41,517,034            817,240          829,511           12,271              --
           SKK            8/13/01         87,713,670          1,734,586        1,751,548           16,962              --
           SKK            8/14/01         49,842,309            982,879          995,188           12,309              --
           SKK            8/15/01         34,909,686            692,357          696,955            4,598              --
           SKK            8/27/01         23,870,000            476,842          475,919               --             923
           SKK           12/21/01         27,287,040            548,373          537,644               --          10,729
           SKK           12/27/01         39,203,000            795,806          771,971               --          23,835
           TWD            7/20/01         17,953,750            542,000          517,560               --          24,440
           TWD            8/21/01         34,514,166          1,042,000          990,696               --          51,304
           UYU            7/16/01         12,462,268            938,000          908,872               --          29,128
           VEB             7/9/01        529,475,000            734,107          734,025               --              82
           VEB            7/16/01        367,356,000            506,000          508,003            2,003              --
           VEB            7/19/01        117,207,000            162,000          161,908               --              92
           VEB            7/23/01      1,050,500,000          1,452,974        1,449,078               --           3,896
           VEB            7/25/01        873,144,000          1,206,000        1,203,573               --           2,427
           VEB            7/31/01        467,390,000            639,822          642,884            3,062              --
           VEB             8/8/01         75,088,000            103,498          102,975               --             523
           VEB            8/22/01        830,775,000          1,140,000        1,133,415               --           6,585
           VEB            8/29/01        306,749,900            419,000          417,414               --           1,586
           ZAR            12/7/01          4,653,600            560,000          562,743            2,743              --
                                                            -----------      -----------       ----------      ----------
Total Forward Foreign Currency Purchase Contracts           $98,178,270      $98,735,840       $2,081,064      $1,523,494
                                                            ===========      ===========       ----------      ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
58

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)



      Forward                                             U.S. $ Cost        U.S. $
 Foreign Currency     Expiration         Foreign        on Origination       Current       Unrealized       Unrealized
  Sale Contracts         Date           Currency             Date             Value       Appreciation     Depreciation
------------------   ------------   ----------------   ----------------   ------------   --------------   -------------
         BRL            7/31/01          1,113,552        $  444,000       $  475,999       $     --         $31,999
         BRL           10/16/01          3,417,120         1,512,000        1,412,909         99,091              --
         BRL            12/5/01          1,646,134           759,988          667,532         92,456              --
         BRL            12/6/01          2,277,990           885,000          923,422             --          38,422
         BRL           12/26/01          1,053,700           410,000          424,058             --          14,058
         BRL             2/8/02          3,166,800         1,300,000        1,251,799         48,201              --
         BRL             2/8/02          1,158,300           440,000          457,862             --          17,862
         CAD            7/26/01            835,936           541,469          550,558             --           9,089
         CLP            8/14/01        233,021,600           383,259          369,685         13,574              --
         CLP            8/27/01        774,073,750         1,241,000        1,226,664         14,336              --
         CLP            9/28/01         28,763,000            47,172           45,454          1,718              --
         CLP            9/28/01        824,148,000         1,342,807        1,302,383         40,424              --
         CLP            10/4/01        121,793,760           198,000          192,317          5,683              --
         CLP            10/4/01        287,932,240           467,423          454,655         12,768              --
         CLP           10/10/01         39,174,800            63,803           61,810          1,993              --
         CLP           12/12/01        733,134,000         1,180,000        1,147,273         32,727              --
         CLP           12/13/01         11,809,450            19,000           18,478            522              --
         COP             7/3/01      3,196,732,000         1,386,670        1,387,570             --             900
         DKK            7/26/01         63,207,063         7,590,616        7,187,881        402,735              --
         EUR             7/9/01            752,767           669,310          637,813         31,497              --
         EUR            7/11/01            855,974           753,829          725,232         28,597              --
         EUR            7/17/01             45,000            39,846           38,122          1,724              --
         EUR            7/17/01            137,000           120,198          116,062          4,136              --
         EUR            7/23/01            196,755           172,527          166,665          5,862              --
         EUR            7/26/01            210,169           187,681          178,018          9,663              --
         EUR            7/26/01          9,442,374         8,470,282        7,997,901        472,381              --
         EUR            7/26/01          6,484,795         5,815,369        5,492,765        322,604              --
         EUR            7/26/01          6,759,360         6,055,170        5,725,328        329,842              --
         EUR            7/26/01             76,794            68,293           65,046          3,247              --
         EUR            7/26/01             82,213            73,000           69,636          3,364              --
         EUR            7/26/01            445,491           398,001          377,340         20,661              --
         EUR            7/26/01            110,000            98,274           93,172          5,102              --
         EUR            7/26/01            279,475           247,000          236,722         10,278              --
         EUR            7/26/01            325,595           285,000          275,786          9,214              --
         EUR            7/26/01            307,194           271,394          260,200         11,194              --
         EUR            7/26/01            204,319           179,800          173,062          6,738              --
         EUR            7/26/01             39,600            34,848           33,542          1,306              --
         EUR            7/26/01             81,900            70,106           69,371            735              --
         EUR            7/26/01            127,976           109,829          108,398          1,431              --
         EUR            7/26/01             19,211            16,466           16,272            194              --
         EUR            7/26/01            480,000           405,936          406,571             --             635
         EUR            7/26/01            452,599           382,700          383,362             --             662
         EUR            7/26/01            882,379           748,160          747,394            766              --
         EUR            7/26/01             17,642            15,000           14,944             56              --
         EUR            7/26/01            280,000           235,869          237,166             --           1,297
         EUR            7/26/01            182,826           156,000          154,858          1,142              --
         EUR            7/26/01            312,247           268,845          264,480          4,365              --
         EUR            7/26/01             14,434            12,341           12,226            115              --
         EUR            7/26/01            327,440           278,000          277,349            651              --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              59

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONCLUDED)



      Forward                                           U.S. $ Cost         U.S. $
 Foreign Currency     Expiration        Foreign       on Origination        Current        Unrealized       Unrealized
  Sale Contracts         Date          Currency            Date              Value        Appreciation     Depreciation
------------------   ------------   --------------   ----------------   --------------   --------------   -------------
        EUR              8/7/01          180,645        $   153,752      $   152,979       $      773      $       --
        EUR              8/7/01        1,807,000          1,534,961        1,530,255            4,706              --
        EUR              8/8/01          962,000            817,240          814,655            2,585              --
        EUR             8/13/01        2,029,000          1,734,586        1,718,085           16,501              --
        EUR             8/13/01        1,930,000          1,643,034        1,634,255            8,779              --
        EUR             8/13/01        1,505,311          1,282,630        1,274,643            7,987              --
        EUR             8/14/01        1,153,223            982,879          976,492            6,387              --
        EUR             8/15/01          806,098            692,357          682,552            9,805              --
        EUR             8/27/01          555,400            476,842          470,184            6,658              --
        EUR            10/15/01          840,485            745,586          711,068           34,518              --
        EUR            12/21/01          608,000            548,373          514,043           34,330              --
        EUR            12/27/01          868,861            795,806          734,549           61,257              --
        GBP             7/26/01        4,992,426          7,167,776        7,023,980          143,796              --
        GBP             7/26/01          116,704            167,248          164,194            3,054              --
        GBP             7/26/01          117,013            166,000          164,628            1,372              --
        GBP             7/26/01          182,753            257,544          257,120              424              --
        HUF            10/15/01      233,100,000            779,599          794,575               --          14,976
        JPY             7/26/01      191,372,874          1,591,789        1,539,047           52,742              --
        JPY             7/26/01        8,231,260             68,411           66,197            2,214              --
        JPY             7/26/01      851,500,617          7,071,090        6,847,885          223,205              --
        JPY             7/26/01        2,882,520             24,000           23,182              818              --
        JPY             7/26/01       15,509,760            128,000          124,732            3,268              --
        JPY             7/26/01       11,544,162             95,000           92,840            2,160              --
        JPY             7/26/01       13,026,540            109,100          104,761            4,339              --
        JPY             7/26/01       24,075,882            201,218          193,622            7,596              --
        JPY             7/26/01        3,755,677             30,400           30,204              196              --
        MXN             8/16/01        8,822,000            936,270          961,065               --          24,795
        MXN             6/11/02          723,985             73,389           73,553               --             164
        PLN             10/2/01        4,049,570            919,312          980,299               --          60,987
        PLN            11/16/01        1,109,382            254,096          264,991               --          10,895
        PLN            11/16/01        1,606,501            382,000          383,735               --           1,735
        PLN            11/16/01        9,635,553          2,318,189        2,301,585           16,604              --
        TWD             7/20/01       17,953,750            524,580          517,560            7,020              --
        TWD             7/21/01       34,514,166          1,005,511          990,696           14,815              --
                                                        -----------      -----------       ----------      ----------
Total Forward Foreign Currency Sale Contracts           $82,529,849      $80,027,323       $2,731,002      $  228,476
                                                        ===========      ===========       ----------      ----------
Gross unrealized appreciation/depreciation from Forward Foreign Currency Contracts         $4,812,066      $1,751,970
                                                                                           ==========      ==========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
60

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONCLUDED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                     AMOUNT
DESCRIPTION                                           (000)          VALUE
--------------------------------------------------------------------------------


LAZARD MORTGAGE PORTFOLIO
ASSET-BACKED SECURITIES--9.3%
 American Express Master Trust, Series
  1996-2, Class A,
  4.10%, 08/15/02 (d) .....................       $     170        $  170,000
 BA Master Credit Card Trust,
  Series 1996-A, Class A,
  4.11%, 08/15/03 (d) .....................             365           365,000
                                                                   ----------
TOTAL ASSET-BACKED SECURITIES
 (Identified cost $535,053)................                           535,000
                                                                   ----------
MORTGAGE PASS-THROUGH
 SECURITIES--96.6%
 Federal Home Loan Mortgage Corp.:
  Pool#C00610,
  6.50%, 05/01/28 .........................             155           153,437
  6.00%, TBA ..............................             660           641,912
  6.50%, TBA ..............................             894           880,313
  7.00%, TBA ..............................             292           297,475
  7.50%, TBA ..............................             951           974,283
  8.00%, TBA ..............................             329           339,590
 Federal National Mortgage
  Association:
  Pool#540449,
  7.00%, 10/01/30 (e) .....................             591           594,561
  Pool#568949,
  7.00%, 01/01/31 .........................              48            48,804
  6.50%, TBA ..............................             435           433,045
  7.00%, TBA ..............................             470           472,059
 Government National Mortgage
  Association:
  Pool#486598,
  6.50%, 10/15/28 (e) .....................             437           434,011
  Pool#529740,
  7.00%, 02/15/31 (e) .....................             309           312,380
                                                                   ----------
TOTAL MORTGAGE PASS-THROUGH
 SECURITIES
  (Identified cost $5,605,455).............                         5,581,870
                                                                   ----------

DISCOUNT NOTES--62.7%
 Federal Farm Credit Bank,
  3.72%, 07/16/01 (e) .....................       $     550        $  549,148
 Federal Home Loan Bank:
  3.72%, 07/19/01 (e) .....................           1,200         1,197,768
  3.80%, 07/16/01 (e) .....................           1,875         1,872,031
                                                                   ----------
TOTAL DISCOUNT NOTES
 (Identified cost $3,618,947)..............                         3,618,947
                                                                   ----------
REPURCHASE AGREEMENT--2.2%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $125,000 United States Treasury
  Note, 6.00%, 08/15/09, with a value
  of $133,438) (e)
  (Identified cost $129,000)...............             129           129,000
                                                                   ----------
TOTAL INVESTMENTS
 (Identified cost $9,888,455) (b) .........           170.8%       $9,864,817
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS .............................           (70.8)       (4,087,877)
                                                  ---------        ----------
NET ASSETS ................................           100.0%       $5,776,940
                                                  ==========       ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              61

================================================================================
THE LAZARD FUNDS, INC.

NOTES TO PORTFOLIOS OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:


                                                        AGGREGATE        AGGREGATE            NET
                                                          GROSS            GROSS           UNREALIZED
                                      AGGREGATE        UNREALIZED       UNREALIZED        APPRECIATION
PORTFOLIO                               COST          APPRECIATION     DEPRECIATION      (DEPRECIATION)
-------------------------------   ----------------   --------------   --------------   -----------------
  Equity                           $  216,337,479     $ 17,942,072     $ 14,992,447     $    2,949,625
  Mid Cap                              22,269,373        2,726,365          568,521          2,157,844
  Small Cap                           581,475,906      124,689,635       34,990,921         89,698,714
  Global Equity                       109,631,969        4,677,298       15,052,432        (10,375,134)
  International Equity              2,910,982,055      137,548,968      437,721,104       (300,172,136)
  International Small Cap             316,519,107       46,677,288       34,668,620         12,008,668
  Emerging Markets                    369,724,683       41,098,524       61,980,945        (20,882,421)
  International Equity Select             311,724            4,575           15,079            (10,504)
  Bond                                 52,953,600        1,036,189          695,279            340,910
  High Yield                           74,790,862        1,418,572        8,538,732         (7,120,160)
  International Fixed-Income           82,529,955          689,003        7,076,076         (6,387,073)
  Strategic Yield                     236,113,449        1,181,297       12,249,333        (11,068,036)
  Mortgage                              9,888,455               --           23,638            (23,638)


(c) Pursuant to Rule 144A of the Securities Act of 1933, these securities may only be traded among "qualified institutional buyers".

(d) Variable rate security. Interest rate shown is the rate in effect at June 30, 2001.

(e) Segregated security for forward foreign currency contracts and/or forward roll transactions.

(f) Step-up bond. The interest payment rate increases at specified intervals. Rate shown reflects rate in effect at June 30, 2001, which may step up at a future date.

(g) Principal amount denominated in respective country's currency unless otherwise noted.

(h)  Structured note.

(i) Interest-only security. The principal amount shown represents the face value of the underlying security.

(j)  Issue in default.

(k)  Bankrupt security fair valued at zero.

(l)  Zero coupon security.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
62

================================================================================
THE LAZARD FUNDS, INC.


NOTES TO PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ABBREVIATIONS:

ADR-- American Depositary Receipt
GDR-- Global Depositary Receipt
LTN-- Letras do Tesouro Nacional (Brazilian sovereign debt)
NDF--Non Deliverable Forwards
NTN--Nota do Tesouro Nacional (Brazilian sovereign debt)
TBA-- To Be Announced


CURRENCY TERMS:
------------------------------
ARS-- Argentine Peso           JPY-- Japanese Yen
AUD-- Australian Dollar        KES-- Kenyan Shilling
BRL-- Brazilian Real           KRW-- South Korean Won
CAD-- Canadian Dollar          MXN-- Mexican Peso
CHF-- Swiss Franc              NLG-- Netherlands Guilder
CLP-- Chilean Peso             NZD--New Zealand Dollar
CNY-- Chinese Renminbi         PEN-- Peruvian Nouveau Sol
COP-- Colombian Peso           PHP-- Philippines Peso
CRC-- Costa Rican Colon        PLN-- Polish Zloty
CZK-- Czech Koruna             RUB-- Russian Ruble
DEM-- German Deutsche Mark     SEK-- Swedish Krona
DKK-- Danish Krone             SKK-- Slovakian Koruna
EUR-- Euro                     TWD-- Taiwan Dollar
FRF-- French Franc             USD-- United States Dollar
GBP-- British Pound Sterling   UYU-- Uruguayan Peso
HUF-- Hungarian Forint         VEB-- Venezuelan Bolivar
ILS-- Israeli Shekel           ZAR--South African Rand
INR-- Indian Rupee



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              63

================================================================================
THE LAZARD FUNDS, INC.


NOTES TO PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY INDUSTRY, FOR THOSE PORTFOLIOS PREVIOUSLY PRESENTED BY
COUNTRY:



                                               LAZARD        LAZARD          LAZARD        LAZARD       LAZARD
                                               GLOBAL    INTERNATIONAL   INTERNATIONAL    EMERGING   INTERNATIONAL
                                               EQUITY        EQUITY        SMALL CAP      MARKETS    EQUITY SELECT
                                             PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO
                                            ----------- --------------- --------------- ----------- --------------
INDUSTRY
Aerospace & Defense .......................      1.4%           1.2%            --%            --%         --%
Apparel & Textiles ........................       --             --            3.0             --          --
Automotive ................................      1.9            2.9            1.6             --          --
Banking & Financial Services ..............     22.5           24.9            7.9           20.4        14.7
Brewery ...................................      2.9            1.6             --            6.8         1.9
Broadcasting ..............................       --             --             --            1.4          --
Business Services & Supplies ..............      1.4             --           13.1             --          --
Chemicals & Plastics ......................      1.1            2.2             --             --          --
Commercial Services .......................      0.2            0.4             --             --          --
Computer Software .........................      1.9             --            1.2            1.0          --
Computers & Business Equipment ............      3.9             --            1.2            0.5          --
Conglomerates .............................       --             --             --            1.2          --
Construction Materials ....................       --            0.6             --            1.6          --
Construction & Mining Equipment ...........       --             --            1.1             --          --
Cosmetics & Toiletries ....................      2.1            1.5             --             --         1.7
Diversified ...............................      4.7            4.3             --             --          --
Drugs & Health Care .......................     10.2            7.0            5.5            2.0        11.4
Electrical Equipment ......................       --             --             --            2.7          --
Electronics ...............................      6.0           10.1            3.0            1.6         8.7
Food & Beverages ..........................      5.8            3.4            8.7             --        11.3
Forest Products ...........................      0.8            1.0             --             --          --
Holding Company-Diversified ...............       --             --            1.9             --          --
Hotels & Restaurants ......................      1.5             --            2.0             --          --
Household Products & Home Furnishings .....       --            1.1            7.0            0.8          --
Industrial & Machinery ....................       --            1.0            4.0             --          --
Insurance .................................      5.0            6.1            3.3            5.8         8.8
Leisure & Entertainment ...................       --             --            1.2             --          --
Manufacturing .............................      0.4            2.7            1.2             --         2.8
Medical Products ..........................       --             --            3.4             --          --
Medical Supplies ..........................       --             --            1.2             --          --
Metals ....................................       --             --             --            3.2          --
Multimedia ................................      3.2            1.6             --             --         2.9
Oil & Gas .................................      6.8            6.7             --            6.0        10.8
Paper Products ............................       --             --             --            1.5          --
Petrochemicals ............................       --             --             --            1.5          --
Printing ..................................       --             --            0.6             --          --
Publishing ................................       --            1.2            6.6             --          --
Repurchase Agreements .....................      2.3            2.0            4.3            4.0          --
Retail ....................................      1.8            2.6           11.5            3.9          --
Semiconductor & Components ................      2.3             --             --             --          --
Semiconductor Manufacturers ...............       --             --             --            2.6          --
Steel .....................................       --             --            0.7            3.4          --
Telecommunications ........................      6.1            8.3             --           21.1        10.3
Tobacco ...................................       --            0.1            4.1            2.2          --
Transportation ............................       --            0.6             --             --          --
Utilities .................................      4.0            4.0             --            3.6         2.7
                                               -----         ------           ----         ------        ----
Total Investments .........................    100.2%          99.1%          99.3%          98.8%       88.0%
                                               =====         ======           ====         ======        ====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
64

================================================================================
THE LAZARD FUNDS, INC.


NOTES TO PORTFOLIOS OF INVESTMENTS (CONCLUDED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY ASSET TYPE, FOR THOSE PORTFOLIOS PREVIOUSLY PRESENTED BY
COUNTRY:

                                                        LAZARD          LAZARD
                                                    INTERNATIONAL      STRATEGIC
                                                     FIXED-INCOME        YIELD
                                                      PORTFOLIO        PORTFOLIO
                                                   ---------------   ------------
ASSET TYPE
Asset-Backed Securities ........................          1.0%             27.2%
Collateralized Mortgage Obligations ............           --               0.5
Convertible Bonds ..............................           --               0.1
Corporate Bonds ................................         64.0              28.2
Discount Notes .................................          7.5              24.1
Foreign Government Obligations .................         28.3               6.3
Mortgage Pass-Through Securities ...............           --               0.1
Preferred Stocks ...............................           --               1.9
Repurchase Agreements ..........................          0.2               2.3
Structured Notes ...............................          0.8               3.2
U.S. Government and Agency Obligations .........          0.3               4.4
                                                        -----            ------
Total Investments ..............................        102.1%             98.3%
                                                        =====            ======


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              65

================================================================================
THE LAZARD FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
================================================================================


                                                                     LAZARD             LAZARD
                                                                     EQUITY            MID CAP
                                                                    PORTFOLIO         PORTFOLIO
                                                               ------------------ -----------------

ASSETS
Investments in securities, at value (cost $216,337,479,
 $22,269,373,  $581,475,906, $109,631,969,
 $2,910,982,055, $316,519,107, $369,724,683,
 $311,724, $52,953,600, $74,790,862, $82,529,955,
 $236,113,449, and $9,888,455, respectively)..................   $  219,287,104     $  24,427,217
Cash .........................................................              318               333
Foreign currency (cost $0, $0, $0, $25,975, $1,913,696,
 $429,376, $95,994, $0, $0, $0, $350,823, $121,954,
 and $0, respectively)........................................               --                --
Receivables for:
 Investments sold ............................................          726,925            72,518
 Dividends and interest ......................................          214,125            21,356
 Capital stock sold ..........................................           48,927            10,827
 Gross appreciation on foreign currency contracts ............               --                --
Collateral for securities on loan, at value ..................               --         6,035,661
Due from Investment Manager ..................................               --                --
Deferred organizational and offering expenses ................               --             6,489
                                                                 --------------     -------------
Total assets .................................................      220,277,399        30,574,401
                                                                 --------------     -------------
LIABILITIES
Payables for:
 Investments purchased .......................................        1,626,268           372,686
 Capital stock repurchased ...................................        4,309,837           121,653
 Dividends payable ...........................................               --                --
 Gross depreciation on foreign currency contracts ............               --                --
Payable upon return of securities on loan ....................               --         6,035,661
Investment management fees payable ...........................          138,285            10,277
Accrued directors' fees payable ..............................            1,067                49
Accrued distribution fees payable ............................            9,918             1,657
Other accrued expenses and payables ..........................           80,048            46,733
                                                                 --------------     -------------
Total liabilities ............................................        6,165,423         6,588,716
                                                                 --------------     -------------
Net assets ...................................................   $  214,111,976     $  23,985,685
                                                                 ==============     =============
NET ASSETS
Paid in capital ..............................................   $  190,503,828     $  17,931,491
Undistributed (distributions in excess of)
 investment income--net ......................................          826,522            39,493
Unrealized appreciation (depreciation) on:
 Investments--net ............................................        2,949,625         2,157,844
 Foreign currency--net .......................................               --                --
Accumulated realized gain (loss)--net ........................       19,832,001         3,856,857
                                                                 --------------     -------------
Net assets ...................................................   $  214,111,976     $  23,985,685
                                                                 ==============     =============
INSTITUTIONAL SHARES
Net assets ...................................................   $  167,676,241     $  16,683,556
Shares of capital stock outstanding* .........................        9,877,613         1,345,686
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .....   $        16.98     $       12.40
OPEN SHARES
Net assets ...................................................   $   46,435,735     $   7,302,129
Shares of capital stock outstanding* .........................        2,742,639           592,822
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .....   $        16.93     $       12.32



                            LAZARD             LAZARD
          LAZARD            GLOBAL         INTERNATIONAL
        SMALL CAP           EQUITY             EQUITY
        PORTFOLIO         PORTFOLIO          PORTFOLIO
    ----------------- ----------------- -------------------





   $ 671,174,620    $   99,256,835     $ 2,610,809,919
             135               283                 746


              --            25,975           1,913,696

      25,649,570           527,636          26,312,638
         308,078           117,305           5,045,760
         582,487               366          21,428,722
              --                --                  --
              --         9,249,665                  --
              --                --                  --
              --                --                  --
   -------------    --------------     ---------------
     697,714,890       109,178,065       2,665,511,481
   -------------    --------------     ---------------


       7,324,462           584,601          23,700,834
         147,611                --           5,345,893
              --                --                  --
              --                --                  --
              --         9,249,665                  --
         428,949           235,077           1,637,925
           3,082               398              11,984
          14,590               939              30,101
         135,667            70,289             937,454
   -------------    --------------     ---------------
       8,054,361        10,140,969          31,664,191
   -------------    --------------     ---------------
   $ 689,660,529    $   99,037,096     $ 2,633,847,290
   =============    ==============     ===============

   $ 549,547,351    $  113,370,218     $ 2,920,498,753

       1,234,039           507,626           6,154,110

      89,698,714       (10,375,134)       (300,172,136)
              --            (5,343)           (575,650)
      49,180,425        (4,460,271)          7,942,213
   -------------    --------------     ---------------
   $ 689,660,529    $   99,037,096     $ 2,633,847,290
   =============    ==============     ===============

   $ 616,144,682    $   95,286,504     $ 2,485,074,411
      31,180,669         8,359,467         214,299,689
   $       19.76    $        11.40     $         11.60

   $  73,515,847    $    3,750,592     $   148,772,879
       3,731,292           329,232          12,888,414
   $       19.70    $        11.39     $         11.54


*$0.001 par value, 1,750,000,000 shares authorized for the Portfolios in total.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
66

================================================================================



--------------------------------------------------------------------------------


      LAZARD           LAZARD          LAZARD
  INTERNATIONAL       EMERGING     INTERNATIONAL       LAZARD
    SMALL CAP         MARKETS      EQUITY SELECT        BOND
    PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------- --------------- --------------- ---------------






 $  328,527,775    $ 348,842,262    $   301,220    $ 53,294,510
          2,362              882         30,386             946


        428,860           95,994             --              --

        201,794        4,368,058             --              --
        910,195        1,141,425            535         831,840
      1,681,048        3,426,152             --          51,039
             --               --             --              --
     26,369,186       79,428,364             --              --
             --               --         14,167              --
             --               --          1,258              --
 --------------    -------------    -----------    ------------
    358,121,220      437,303,137        347,566      54,178,335
 --------------    -------------    -----------    ------------


        498,650        3,370,913             --          53,966
         11,675          800,007             --              --
             --               --             --          21,271
             --               --             --              --
     26,369,186       79,428,364             --              --
        202,815          294,953             --          31,717
          1,050            1,248              2             296
            439            1,187              2           1,939
        159,827          235,771          5,127          55,639
 --------------    -------------    -----------    ------------
     27,243,642       84,132,443          5,131         164,828
 --------------    -------------    -----------    ------------
 $  330,877,578    $ 353,170,694    $   342,435    $ 54,013,507
 ==============    =============    ===========    ============

 $  331,632,061    $ 440,244,900    $   352,435    $ 60,622,939

      3,797,741        2,459,645            504        (160,907)

     12,008,668      (20,882,421)       (10,504)        340,910
        (11,373)         (32,729)            --              --
    (16,549,519)     (68,618,701)            --      (6,789,435)
 --------------    -------------    -----------    ------------
 $  330,877,578    $ 353,170,694    $   342,435    $ 54,013,507
 ==============    =============    ===========    ============

 $  327,615,004    $ 345,399,359    $   332,733    $ 44,823,206
     26,829,942       45,737,441         34,295       4,745,846
 $        12.21    $        7.55    $      9.70    $       9.44

 $    3,262,574    $   7,771,335    $     9,702    $  9,190,301
        268,852        1,028,533          1,000         973,374
 $        12.14    $        7.56    $      9.70    $       9.44



                       LAZARD          LAZARD
      LAZARD       INTERNATIONAL      STRATEGIC        LAZARD
    HIGH YIELD      FIXED-INCOME        YIELD         MORTGAGE
    PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO
----------------- --------------- ---------------- -------------






 $   67,670,702    $ 76,142,882    $  225,045,413   $ 9,864,817
            603              38               241           154


             --         350,823           120,021            --

      1,147,745         662,054        18,465,786       407,278
      1,619,460       1,144,165         2,607,138        22,010
            583           9,684            15,731            --
             --         904,337         4,812,066            --
             --              --                --            --
             --              --                --         2,596
          7,270              --                --           682
 --------------    ------------    --------------   -----------
     70,446,363      79,213,983       251,066,396    10,297,537
 --------------    ------------    --------------   -----------


      3,286,043       3,098,723        19,962,791     4,476,755
             --          43,148               752            --
         38,881             235            88,248        19,013
             --       1,248,101         1,751,970            --
             --              --                --            --
        100,255         194,057           142,728            --
            411             332               960           144
          2,318           4,319             1,683            --
         57,627          78,322           102,281        24,685
 --------------    ------------    --------------   -----------
      3,485,535       4,667,237        22,051,413     4,520,597
 --------------    ------------    --------------   -----------
 $   66,960,828    $ 74,546,746    $  229,014,983   $ 5,776,940
 ==============    ============    ==============   ===========

 $  105,177,552    $ 82,831,108    $  297,095,807   $ 5,760,214

         23,009         562,103        (3,823,972)           11

     (7,120,160)     (6,387,073)      (11,068,036)      (23,638)
             --        (395,106)        3,057,556            --
    (31,119,573)     (2,064,286)      (56,246,372)       40,353
 --------------    ------------    --------------   -----------
 $   66,960,828    $ 74,546,746    $  229,014,983   $ 5,776,940
 ==============    ============    ==============   ===========

 $   55,559,554    $ 52,711,401    $  221,556,280   $ 5,776,940
      8,718,651       5,929,058        27,777,179       573,674
 $         6.37    $       8.89    $         7.98   $     10.07

 $   11,401,274    $ 21,835,345    $    7,458,703       N/A
      1,788,255       2,475,496           934,977       N/A
 $         6.38    $       8.82    $         7.98       N/A

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              67

================================================================================
THE LAZARD FUNDS, INC.

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                                                                      LAZARD
                                                                        LAZARD         LAZARD         LAZARD          GLOBAL
                                                                        EQUITY         MID CAP      SMALL CAP         EQUITY
                                                                      PORTFOLIO       PORTFOLIO     PORTFOLIO        PORTFOLIO
                                                                   --------------- --------------   ----------      -----------
INVESTMENT INCOME
INCOME:
 Interest .................................................... $     148,745   $    28,390       $   788,949    $      87,789
 Dividends ...................................................     1,799,084       140,841         3,333,242          985,640
                                                               -------------  ------------       -----------   --------------
Total investment income* .....................................     1,947,829       169,231         4,122,191        1,073,429
                                                               -------------  ------------       -----------   --------------
EXPENSES:
 Management fees .............................................       874,213        85,439         2,728,087          385,237
 Administration fees .........................................        45,625        24,592            95,058           32,585
 Distribution fees (Open Shares) .............................        68,729         8,439            86,085            5,120
 Custodian fees ..............................................        48,359        29,534            89,347           66,304
 Professional services .......................................        19,402        16,966            25,085           17,876
 Registration fees ...........................................        14,194        10,383            20,693           10,379
 Shareholders' services ......................................        33,321        24,604            46,964           24,527
 Directors' fees and expenses ................................         6,637           585            20,584            2,868
 Shareholders' reports .......................................         5,789         1,890            11,853            1,228
 Amortization of organizational and offering expenses ........            --         2,395                --               --
 Other .......................................................         5,084         1,106            14,397            2,639
                                                               -------------  ------------       -----------   --------------
Total expenses before fees waived and expenses reimbursed ....     1,121,353       205,933         3,138,153          548,763
 Management fees waived and expenses reimbursed ..............            --       (76,135)               --          (10,160)
 Administration fees waived ..................................            --            --                --               --
 Expense reductions ..........................................           (46)          (60)          (12,488)            (130)
                                                               -------------  ------------       -----------   --------------
Expenses--net ................................................     1,121,307       129,738         3,125,665          538,473
                                                               -------------  ------------       -----------   --------------
INVESTMENT INCOME (LOSS)--NET ................................       826,522        39,493           996,526          534,956
                                                               -------------  ------------       -----------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY--NET
 Realized gain (loss) on:
  Investments--net** .........................................     5,724,418     2,333,160        52,748,116       (3,042,373)
  Foreign currency--net ......................................            --            --                --          (47,312)
 Change in net unrealized appreciation (depreciation) on:
  Investments--net ...........................................    (2,732,932)     (284,270)        9,504,901       (6,230,073)
  Foreign currency--net ......................................            --            --                --           (4,321)
                                                               -------------  ------------       -----------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY--NET .......................................     2,991,486     2,048,890        62,253,017       (9,324,079)
                                                               -------------  ------------       -----------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ............................................. $   3,818,008   $ 2,088,383       $63,249,543    $  (8,789,123)
                                                               =============  ============       ===========   ==============
*Net of foreign withholding taxes of ......................... $          --   $        --       $        --    $      99,927
                                                               =============  ============       ===========   ==============
**Net of foreign capital gains taxes of ...................... $          --   $        --       $        --    $          --
                                                               =============  ============       ===========   ==============

***Portfolio commenced operations on May 31, 2001.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
68

================================================================================



--------------------------------------------------------------------------------


      LAZARD            LAZARD           LAZARD           LAZARD
  INTERNATIONAL     INTERNATIONAL       EMERGING      INTERNATIONAL
      EQUITY          SMALL CAP          MARKETS      EQUITY SELECT
    PORTFOLIO         PORTFOLIO         PORTFOLIO      PORTFOLIO***
----------------- ----------------- ---------------- ---------------


 $    2,061,143    $      371,519    $      490,383    $       260
     31,967,546         5,022,511         3,676,338            535
 --------------   ---------------    --------------    -----------
     34,028,689         5,394,030         4,166,721            795
 --------------   ---------------    --------------    -----------

     10,679,289         1,218,430         1,649,356            213
        214,282            54,803            55,299          3,755
        185,670             2,429             6,787              2
      1,545,332           236,334           359,426          3,055
         48,570            20,306            20,303          2,842
         27,795            13,410            15,815          1,198
         68,537            27,876            29,950          6,313
         81,025             8,743             9,036              2
         22,161             3,109             3,734             36
             --                --                --            117
         54,076             6,567             6,520            888
 --------------   ---------------    --------------    -----------
     12,926,737         1,592,007         2,156,226         18,421
             --           (10,078)          (11,832)       (14,380)
             --                --                --         (3,750)
         (1,857)               --              (224)            --
 --------------   ---------------    --------------    -----------
     12,924,880         1,581,929         2,144,170            291
 --------------   ---------------    --------------    -----------
     21,103,809         3,812,101         2,022,551            504
 --------------   ---------------    --------------    -----------



     (2,103,256)       (8,156,250)      (20,386,258)            --
     (5,662,625)         (164,343)         (428,887)            --

   (440,216,897)       (4,758,174)       19,928,344        (10,504)
       (175,319)           62,250           (22,028)            --
 --------------   ---------------    --------------    -----------

   (448,158,097)      (13,016,517)         (908,829)       (10,504)
 --------------   ---------------    --------------    -----------

 $ (427,054,288)   $   (9,204,416)   $    1,113,722    $   (10,000)
 ==============   ===============    ==============    ===========
 $    5,099,666    $      674,854    $      469,286    $        87
 ==============   ===============    ==============    ===========
 $           --    $           --    $           --    $        --
 ==============   ===============    ==============    ===========



                                     LAZARD          LAZARD
     LAZARD         LAZARD       INTERNATIONAL      STRATEGIC       LAZARD
      BOND        HIGH YIELD      FIXED-INCOME        YIELD        MORTGAGE
   PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
 ------------- ---------------- --------------- ---------------- ------------


  $2,020,235    $    4,438,277   $  1,904,762    $    8,721,971   $ 188,028
          --           293,104            786           208,178          --
  ----------   ---------------   ------------   ---------------   ---------
   2,020,235         4,731,381      1,905,548         8,930,149     188,028
  ----------   ---------------   ------------   ---------------   ---------

     153,583           278,180        297,582           898,978      13,185
      28,461            29,732         30,249            46,388      19,409
      12,908            16,265         28,296            10,185          --
      43,600            37,635         74,189           100,191       8,861
      17,519            17,603         17,678            19,730      16,848
      14,319            11,401         12,351            15,673       3,404
      26,147            23,374         25,474            29,154       9,884
       1,770             2,182          2,226             6,632         301
       2,250               712          1,278             3,976          53
          --             2,395             --                --         683
       1,941             2,153          2,117             5,230         668
  ----------   ---------------   ------------   ---------------   ---------
     302,498           421,632        491,440         1,136,137      73,296
     (12,718)         (123,924)       (29,525)               --     (32,602)
          --                --             --                --     (18,750)
          --                --             --            (7,630)       (518)
  ----------   ---------------   ------------   ---------------   ---------
     289,780           297,708        461,915         1,128,507      21,426
  ----------   ---------------   ------------   ---------------   ---------
   1,730,455         4,433,673      1,443,633         7,801,642     166,602
  ----------   ---------------   ------------   ---------------   ---------



     491,212        (8,152,518)       (87,368)       (7,996,320)     40,353
          --                --       (299,959)        1,512,466          --

     (42,271)        6,786,901     (5,838,251)        3,507,618     (23,683)
          --                --       (775,564)        3,439,449          --
  ----------   ---------------   ------------   ---------------   ---------

     448,941        (1,365,617)    (7,001,142)          463,213      16,670
  ----------   ---------------   ------------   ---------------   ---------

  $2,179,396    $    3,068,056   $ (5,557,509)   $    8,264,855   $ 183,272
  ==========   ===============   ============   ===============   =========
  $       --    $           --   $         --    $        9,651   $      --
  ==========   ===============   ============   ===============   =========
  $       --    $           --   $      2,984    $       64,693   $      --
  ==========   ===============   ============   ===============   =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              69

================================================================================
THE LAZARD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                                           LAZARD EQUITY PORTFOLIO
                                                                                    -------------------------------------
                                                                                     SIX MONTHS ENDED       YEAR ENDED
                                                                                       JUNE 30, 2001       DECEMBER 31,
                                                                                        (UNAUDITED)            2000
                                                                                    ------------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ..................................................     $     826,522       $    2,673,847
 Realized gain (loss) on investments and foreign currency--net ..................         5,724,418           57,395,103
 Change in unrealized appreciation (depreciation)--net ..........................        (2,732,932)         (72,695,600)
                                                                                      -------------       --------------
Net increase (decrease) in net assets resulting from operations .................         3,818,008          (12,626,650)
                                                                                      -------------       --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net
  Institutional Shares ..........................................................                --           (2,231,410)
  Open Shares ...................................................................                --             (534,416)
 From realized gains--net
  Institutional Shares ..........................................................                --          (34,523,152)
  Open Shares ...................................................................                --          (11,843,078)
 In excess of investment income--net
  Institutional Shares ..........................................................                --              (16,449)
  Open Shares ...................................................................                --               (3,939)
 In excess of realized gains--net
  Institutional Shares ..........................................................                --                   --
  Open Shares ...................................................................                --                   --
                                                                                      -------------       --------------
Net decrease in net assets resulting from distributions .........................                --          (49,152,444)
                                                                                      -------------       --------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales
  Institutional Shares ..........................................................        10,610,989           61,385,178
  Open Shares ...................................................................         6,429,144           27,266,542
 Net proceeds from reinvestment of distributions
  Institutional Shares ..........................................................                --           35,428,274
  Open Shares ...................................................................                --           12,240,399
 Cost of shares redeemed
  Institutional Shares ..........................................................       (33,145,862)        (240,500,025)
  Open Shares ...................................................................       (23,283,888)         (84,011,522)
                                                                                      -------------       --------------
Net increase (decrease) in net assets from capital stock transactions ...........       (39,389,617)        (188,191,154)
                                                                                      -------------       --------------
Total increase (decrease) in net assets .........................................       (35,571,609)        (249,970,248)
Net assets at beginning of period ...............................................       249,683,585          499,653,833
                                                                                      -------------       --------------
Net assets at end of period* ....................................................     $ 214,111,976       $  249,683,585
                                                                                      =============       ==============
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of period ......................................        11,217,212           17,915,506
                                                                                      -------------       --------------
 Shares sold ....................................................................           620,088            3,066,282
 Shares issued to shareholders from reinvestment of distributions ...............                --            2,103,844
 Shares repurchased .............................................................        (1,959,687)         (11,868,420)
                                                                                      -------------       --------------
 Net increase (decrease) ........................................................        (1,339,599)          (6,698,294)
                                                                                      -------------       --------------
 Shares outstanding at end of period ............................................         9,877,613           11,217,212
                                                                                      =============       ==============
OPEN SHARES:
 Shares outstanding at beginning of period ......................................         3,722,698            5,796,320
                                                                                      -------------       --------------
 Shares sold ....................................................................           381,808            1,349,595
 Shares issued to shareholders from reinvestment of distributions ...............                --              723,431
 Shares repurchased .............................................................        (1,361,867)          (4,146,648)
                                                                                      -------------       --------------
 Net increase (decrease) ........................................................          (980,059)          (2,073,622)
                                                                                      -------------       --------------
 Shares outstanding at end of period ............................................         2,742,639            3,722,698
                                                                                      =============       ==============
*Includes undistributed (distributions in excess of) investment income--net .....     $     826,522       $           --
                                                                                      =============       ==============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
70

================================================================================



--------------------------------------------------------------------------------


        LAZARD MID CAP PORTFOLIO                  LAZARD SMALL CAP PORTFOLIO              LAZARD GLOBAL EQUITY PORTFOLIO
----------------------------------------   ----------------------------------------   --------------------------------------
 SIX MONTHS ENDED                           SIX MONTHS ENDED                           SIX MONTHS ENDED
   JUNE 30, 2001          YEAR ENDED          JUNE 30, 2001          YEAR ENDED         JUNE 30, 2001         YEAR ENDED
    (UNAUDITED)       DECEMBER 31, 2000        (UNAUDITED)       DECEMBER 31, 2000       (UNAUDITED)       DECEMBER 31, 2000
------------------   -------------------   ------------------   -------------------   -----------------   ------------------


  $      39,493        $        33,746       $      996,526       $   4,373,558        $       534,956     $       621,601
      2,333,160              1,926,999           52,748,116          (2,188,363)            (3,089,685)          3,772,209
       (284,270)             3,016,366            9,504,901         123,418,898             (6,234,394)        (13,498,718)
  -------------        ---------------       --------------       --------------       ---------------     ---------------
      2,088,383              4,977,111           63,249,543         125,604,093             (8,789,123)         (9,104,908)
  -------------        ---------------       --------------       --------------       ---------------     ---------------


             --                (33,230)                  --         (10,388,013)                    --            (575,574)
             --                   (516)                  --            (532,442)                    --             (11,974)

             --             (2,769,172)                  --         (38,162,495)                    --          (3,980,195)
             --               (836,056)                  --          (2,720,892)                    --            (187,255)

             --                (12,330)                  --                  --                     --                  --
             --                   (192)                  --                  --                     --                  --

             --                     --                   --                (110)                    --          (1,364,417)
             --                     --                   --                  (8)                    --             (64,191)
  -------------        ---------------       --------------       --------------       ---------------     ---------------
             --             (3,651,496)                  --         (51,803,960)                    --          (6,183,606)
  -------------        ---------------       --------------       --------------       ---------------     ---------------


      1,333,221              4,440,827          120,973,541         461,592,135                 71,305          58,276,470
      1,987,750              3,970,363           37,074,829          89,818,313                 25,000           1,044,736

             --              2,330,690                   --          42,677,429                     --           5,856,440
             --                705,002                   --           3,220,070                     --             211,837

    (1,441,936)            (19,643,155)        (292,324,902)       (748,772,609)            (1,137,577)         (8,488,632)
    (1,667,629)            (12,988,297)         (37,208,168)       (117,797,644)              (507,156)         (2,056,550)
  -------------        ---------------       --------------       --------------       ---------------     ---------------
       211,406             (21,184,570)        (171,484,700)       (269,262,306)            (1,548,428)         54,844,301
  -------------        ---------------       --------------       --------------       ---------------     ---------------
     2,299,789             (19,858,955)        (108,235,157)       (195,462,173)           (10,337,551)         39,555,787
    21,685,896              41,544,851          797,895,686         993,357,859            109,374,647          69,818,860
  -------------        ---------------       --------------       --------------       ---------------     ---------------
 $  23,985,685         $    21,685,896       $  689,660,529       $ 797,895,686        $    99,037,096     $   109,374,647
 ==============        ===============       ==============       ==============       ===============     ===============


     1,350,976               2,553,780           40,414,908          54,749,412           8,445,174           4,366,106
 --------------        ---------------       --------------       --------------    ---------------     ---------------
       117,338                 392,767            6,605,511          27,339,672               6,034           4,239,184
            --                 229,218                   --           2,550,600                  --             478,921
      (122,628)             (1,824,789)         (15,839,750)        (44,224,776)            (91,741)           (639,037)
 --------------        ---------------       --------------       --------------    ---------------     ---------------
        (5,290)             (1,202,804)          (9,234,239)        (14,334,504)            (85,707)          4,079,068
 --------------        ---------------       --------------       --------------    ---------------     ---------------
     1,345,686               1,350,976           31,180,669          40,414,908           8,359,467           8,445,174
 ==============        ===============       ==============       ==============    ===============     ===============

       561,206               1,306,121            3,753,674           5,233,657             369,340             430,069
 --------------        ---------------       --------------       --------------    ---------------     ---------------
       174,970                 372,166            2,013,203           5,305,280               2,040              75,852
            --                  69,868                   --             193,580                  --              17,215
      (143,354)             (1,186,949)          (2,035,585)         (6,978,843)            (42,148)           (153,796)
 --------------        ---------------       --------------       --------------    ---------------     ---------------
        31,616                (744,915)             (22,382)         (1,479,983)            (40,108)            (60,729)
 --------------        ---------------       --------------       --------------    ---------------     ---------------
       592,822                 561,206            3,731,292           3,753,674             329,232             369,340
 ==============        ===============       ==============       ==============    ===============     ===============
 $      39,493         $            --       $    1,234,039       $     237,513     $       507,626     $       (27,330)
 ==============        ===============       ==============       ==============    ===============     ===============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              71

================================================================================
THE LAZARD FUNDS, INC.


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


--------------------------------------------------------------------------------


                                                                                      LAZARD INTERNATIONAL EQUITY PORTFOLIO
                                                                                     ----------------------------------------
                                                                                      SIX MONTHS ENDED         YEAR ENDED
                                                                                        JUNE 30, 2001         DECEMBER 31,
                                                                                         (UNAUDITED)              2000
                                                                                     ------------------   -------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ...................................................    $     21,103,809     $     32,069,212
 Realized gain (loss) on investments and foreign currency--net ...................          (7,765,881)         351,826,328
 Change in unrealized appreciation (depreciation)--net ...........................        (440,392,216)        (756,978,908)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting from operations ..................        (427,054,288)        (373,083,368)
                                                                                      ----------------     ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net
  Institutional Shares ...........................................................                  --          (34,532,302)
  Open Shares ....................................................................                  --           (1,430,879)
 From realized gains--net
  Institutional Shares ...........................................................                  --         (352,683,226)
  Open Shares ....................................................................                  --          (17,721,930)
 In excess of realized gains--net
  Institutional Shares ...........................................................                  --                   --
  Open Shares ....................................................................                  --                   --
                                                                                      ----------------     ----------------
Net decrease in net assets resulting from distributions ..........................                  --         (406,368,337)
                                                                                      ----------------     ----------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales
  Institutional Shares ...........................................................       1,169,074,924        2,499,587,908
  Open Shares ....................................................................         360,290,339          425,016,149
 Net proceeds from reinvestment of distributions
  Institutional Shares ...........................................................                  --          365,319,055
  Open Shares ....................................................................                  --           16,449,785
 Cost of shares redeemed
  Institutional Shares ...........................................................      (1,280,023,858)      (2,701,895,463)
  Open Shares ....................................................................        (337,599,327)        (398,090,043)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets from capital stock transactions ............         (88,257,922)         206,387,391
                                                                                      ----------------     ----------------
Total increase (decrease) in net assets ..........................................        (515,312,210)        (573,064,314)
Net assets at beginning of period ................................................       3,149,159,500        3,722,223,814
                                                                                      ----------------     ----------------
Net assets at end of period* .....................................................    $  2,633,847,290     $  3,149,159,500
                                                                                      ================     ================
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of period .......................................         223,097,242          207,337,268
                                                                                      ----------------     ----------------
 Shares sold .....................................................................          94,311,158          161,834,339
 Shares issued to shareholders from reinvestment of distributions ................                  --           26,927,629
 Shares repurchased ..............................................................        (103,108,711)        (173,001,994)
                                                                                      ----------------     ----------------
 Net increase (decrease) .........................................................          (8,797,553)          15,759,974
                                                                                      ----------------     ----------------
 Shares outstanding at end of period .............................................         214,299,689          223,097,242
                                                                                      ================     ================
OPEN SHARES:
 Shares outstanding at beginning of period .......................................          10,976,004            7,994,053
                                                                                      ----------------     ----------------
 Shares sold .....................................................................          29,229,560           27,888,419
 Shares issued to shareholders from reinvestment of distributions ................                  --            1,217,140
 Shares repurchased ..............................................................         (27,317,150)         (26,123,608)
                                                                                      ----------------     ----------------
 Net increase (decrease) .........................................................           1,912,410            2,981,951
                                                                                      ----------------     ----------------
 Shares outstanding at end of period .............................................          12,888,414           10,976,004
                                                                                      ================     ================
 *Includes undistributed (distributions in excess of) investment income--net .....    $      6,154,110     $    (14,949,699)
                                                                                      ================     ================

** Portfolio commenced operations on May 31, 2001.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
72

================================================================================

--------------------------------------------------------------------------------


   LAZARD INTERNATIONAL SMALL CAP
              PORTFOLIO                LAZARD EMERGING MARKETS PORTFOLIO    LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO**
------------------------------------- ------------------------------------ -----------------------------------------------
 SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED                      PERIOD ENDED
   JUNE 30, 2001      DECEMBER 31,       JUNE 30, 2001      DECEMBER 31,                    JUNE 30, 2001
    (UNAUDITED)           2000            (UNAUDITED)           2000                         (UNAUDITED)
------------------ ------------------ ------------------ ----------------- -----------------------------------------------


  $    3,812,101    $      3,311,114    $    2,022,551    $    2,325,246                   $           504
      (8,320,593)          9,285,874       (20,815,145)        6,299,970                                --
      (4,695,924)        (24,600,800)       19,906,316      (134,788,589)                          (10,504)
----------------    ----------------    --------------    --------------                   ---------------
      (9,204,416)        (12,003,812)        1,113,722      (126,163,373)                          (10,000)
----------------    ----------------    --------------    --------------                   ---------------


              --          (2,695,984)               --          (821,557)                               --
              --              (5,161)               --                --                                --

              --         (11,427,142)               --                --                                --
              --             (62,848)               --                --                                --

              --          (7,416,389)               --                --                                --
              --             (40,790)               --                --                                --
----------------    ----------------    --------------    --------------                   ---------------
              --         (21,648,314)               --          (821,557)                               --
----------------    ----------------    --------------    --------------                   ---------------


      93,093,203         315,369,343       209,603,273       391,151,848                           342,541
      40,957,391           9,859,578        14,365,424         1,805,250                            10,000

              --          20,585,318                --           750,606                                --
              --             106,983                --                --                                --

     (98,051,244)       (178,275,031)     (182,895,597)     (415,547,373)                             (106)
     (39,374,452)        (10,662,003)      (12,165,873)       (3,794,685)                               --
----------------    ----------------    --------------    --------------                   ---------------
      (3,375,102)        156,984,188        28,907,227       (25,634,354)                          352,435
----------------    ----------------    --------------    --------------                   ---------------
     (12,579,518)        123,332,062        30,020,949      (152,619,284)                          342,435
     343,457,096         220,125,034       323,149,745       475,769,029                                --
----------------    ----------------    --------------    --------------                   ---------------
  $  330,877,578    $    343,457,096    $  353,170,694    $  323,149,745                   $       342,435
================    ================    ==============    ==============                   ===============


      27,193,777          15,418,580        42,246,142        43,466,805                                --
----------------    ----------------    --------------    --------------                   ---------------
       7,580,589          22,800,776        27,409,107        42,815,951                            34,305
              --           1,661,402                --            98,259                                --
      (7,944,424)        (12,686,981)      (23,917,808)      (44,134,873)                              (10)
----------------    ----------------    --------------    --------------                   ---------------
        (363,835)         11,775,197         3,491,299        (1,220,663)                           34,295
----------------    ----------------    --------------    --------------                   ---------------
      26,829,942          27,193,777        45,737,441        42,246,142                            34,295
================    ================    ==============    ==============                   ===============

         131,623             173,602           724,435           977,024                                --
----------------    ----------------    --------------    --------------                   ---------------
       3,320,654             755,609         1,898,296           185,304                             1,000
              --               8,621                --                --                                --
      (3,183,425)           (806,209)       (1,594,198)         (437,893)                               --
----------------    ----------------    --------------    --------------                   ---------------
         137,229             (41,979)          304,098          (252,589)                            1,000
----------------    ----------------    --------------    --------------                   ---------------
         268,852             131,623         1,028,533           724,435                             1,000
================    ================    ==============    ==============                   ===============
  $    3,797,741    $        (14,360)   $    2,459,645    $      437,094                   $           504
================    ================    ==============    ==============                   ===============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              73

================================================================================
THE LAZARD FUNDS, INC.


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


--------------------------------------------------------------------------------


                                                                                         LAZARD BOND PORTFOLIO
                                                                                  ------------------------------------
                                                                                   SIX MONTHS ENDED
                                                                                    JUNE 30, 2001       YEAR ENDED
                                                                                     (UNAUDITED)     DECEMBER 31, 2000
                                                                                  ----------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ..................................................   $   1,730,455     $    5,125,720
 Realized gain (loss) on investments and foreign currency--net ..................         491,212         (2,622,044)
 Change in unrealized appreciation (depreciation)--net ..........................         (42,271)         2,696,711
                                                                                    -------------     --------------
Net increase (decrease) in net assets resulting from operations .................       2,179,396          5,200,387
                                                                                    -------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net
  Institutional Shares ..........................................................      (1,447,964)        (4,464,115)
  Open Shares ...................................................................        (282,414)          (645,952)
 In excess of investment income--net
  Institutional Shares ..........................................................              --             (7,849)
  Open Shares ...................................................................              --             (1,136)
 From capital--net
  Institutional Shares ..........................................................              --                 --
  Open Shares ...................................................................              --                 --
                                                                                    -------------     --------------
Net decrease in net assets resulting from distributions .........................      (1,730,378)        (5,119,052)
                                                                                    -------------     --------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales
  Institutional Shares ..........................................................      26,896,094         67,422,399
  Open Shares ...................................................................      71,587,591         19,635,208
 Net proceeds from reinvestment of distributions
  Institutional Shares ..........................................................       1,269,966          3,918,798
  Open Shares ...................................................................         202,332            581,833
 Cost of shares redeemed
  Institutional Shares ..........................................................     (38,616,749)      (108,057,252)
  Open Shares ...................................................................     (74,079,157)       (20,439,987)
                                                                                    -------------     --------------
Net increase (decrease) in net assets from capital stock transactions ...........     (12,739,923)       (36,939,001)
                                                                                    -------------     --------------
Total increase (decrease) in net assets .........................................     (12,290,905)       (36,857,666)
Net assets at beginning of period ...............................................      66,304,412        103,162,078
                                                                                    -------------     --------------
Net assets at end of period* ....................................................   $  54,013,507     $   66,304,412
                                                                                    =============     ==============
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of period ......................................       5,852,741          9,853,933
                                                                                    -------------     --------------
 Shares sold ....................................................................       2,831,124          7,296,990
 Shares issued to shareholders from reinvestment of distributions ...............         134,007            425,174
 Shares repurchased .............................................................      (4,072,026)       (11,723,356)
                                                                                    -------------     --------------
 Net increase (decrease) ........................................................      (1,106,895)        (4,001,192)
                                                                                    -------------     --------------
 Shares outstanding at end of period ............................................       4,745,846          5,852,741
                                                                                    =============     ==============
OPEN SHARES:
 Shares outstanding at beginning of period ......................................       1,222,954          1,248,705
                                                                                    -------------     --------------
 Shares sold ....................................................................       7,562,295          2,118,772
 Shares issued to shareholders from reinvestment of distributions ...............          21,358             63,104
 Shares repurchased .............................................................      (7,833,233)        (2,207,627)
                                                                                    -------------     --------------
 Net increase (decrease) ........................................................        (249,580)           (25,751)
                                                                                    -------------     --------------
 Shares outstanding at end of period ............................................         973,374          1,222,954
                                                                                    =============     ==============
*Includes undistributed (distributions in excess of) investment income--net .....   $    (160,907)    $     (160,984)
                                                                                    =============     ==============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
74

================================================================================



--------------------------------------------------------------------------------


                                         LAZARD INTERNATIONAL FIXED-INCOME
     LAZARD HIGH YIELD PORTFOLIO                     PORTFOLIO                  LAZARD STRATEGIC YIELD PORTFOLIO
-------------------------------------- -------------------------------------- -------------------------------------
 SIX MONTHS ENDED                       SIX MONTHS ENDED                       SIX MONTHS ENDED
   JUNE 30, 2001        YEAR ENDED        JUNE 30, 2001        YEAR ENDED        JUNE 30, 2001       YEAR ENDED
    (UNAUDITED)     DECEMBER 31, 2000      (UNAUDITED)     DECEMBER 31, 2000      (UNAUDITED)     DECEMBER 31, 2000
------------------ ------------------- ------------------ ------------------- ------------------ ------------------


 $   4,433,673       $    11,441,269     $   1,443,633       $   2,850,344     $     7,801,642    $     20,396,733
    (8,152,518)          (15,237,238)         (387,327)         (5,092,537)         (6,483,854)        (11,091,601)
     6,786,901           (11,917,431)       (6,613,815)         (1,201,237)          6,947,067          (5,130,833)
 -------------       ---------------     -------------       -------------     ---------------    ----------------
     3,068,056           (15,713,400)       (5,557,509)         (3,443,430)          8,264,855           4,174,299
 -------------       ---------------     -------------       -------------     ---------------    ----------------


    (3,655,854)           (9,618,423)         (365,552)                 --          (7,569,729)        (24,763,188)
      (754,810)           (1,823,113)         (147,289)                 --            (243,553)         (1,105,033)

            --                    --                --                  --                  --          (5,394,953)
            --                    --                --                  --                  --            (240,745)

            --                    --                --            (812,428)                 --                  --
            --                    --                --            (143,218)                 --                  --
 -------------       ---------------     -------------       -------------     ---------------    ----------------
    (4,410,664)          (11,441,536)         (512,841)           (955,646)         (7,813,282)        (31,503,919)
 -------------       ---------------     -------------       -------------     ---------------    ----------------


    11,427,506            25,318,514         4,646,172          10,333,776          50,545,349          72,949,621
     2,027,608            18,463,169           494,239          22,829,224           4,056,190          26,149,984

     3,426,658             9,384,119           362,960             801,686           7,104,236          27,375,427
       735,778             1,532,612           147,150             143,376             192,839           1,089,388

  (23,989,936)           (30,149,120)      (11,401,033)        (17,371,090)        (76,681,978)       (140,214,583)
   (4,628,021)            (3,060,285)         (351,434)         (3,272,741)         (6,448,032)        (32,376,702)
--------------       ---------------     -------------       -------------     ---------------    ----------------
  (11,000,407)            21,489,009        (6,101,946)         13,464,231         (21,231,396)        (45,026,865)
--------------       ---------------     -------------       -------------     ---------------    ----------------
  (12,343,015)            (5,665,927)      (12,172,296)          9,065,155         (20,779,823)        (72,356,485)
   79,303,843             84,969,770        86,719,042          77,653,887         249,794,806         322,151,291
--------------       ---------------     -------------       -------------     ---------------    ----------------
$  66,960,828        $    79,303,843     $  74,546,746       $  86,719,042     $   229,014,983    $    249,794,806
==============       ===============     =============       =============     ===============    ================


   10,008,954              9,535,605         6,606,781           7,252,221          30,161,493          34,670,734
--------------       ---------------     -------------       -------------     ---------------    ----------------
    1,678,018              3,514,904           494,642           1,072,625           6,278,766           8,430,468
      507,740              1,219,224            39,367              84,099             885,459           3,278,451
   (3,476,061)            (4,260,779)       (1,211,732)         (1,802,164)         (9,548,539)        (16,218,160)
--------------       ---------------     -------------       -------------     ---------------    ----------------
   (1,290,303)               473,349          (677,723)           (645,440)         (2,384,314)         (4,509,241)
--------------       ---------------     -------------       -------------     ---------------    ----------------
    8,718,651             10,008,954         5,929,058           6,606,781          27,777,179          30,161,493
==============       ===============     =============       =============     ===============    ================

    2,061,919                148,700         2,444,698             372,893           1,209,528           1,816,497
--------------       ---------------     -------------       -------------     ---------------    ----------------
      292,192              2,162,719            52,863           2,395,420             503,806           3,087,124
      108,972                205,098            16,085              15,312              24,023             129,992
     (674,828)              (454,598)          (38,150)           (338,927)           (802,380)         (3,824,085)
--------------       ---------------     -------------       -------------     ---------------    ----------------
     (273,664)             1,913,219            30,798           2,071,805            (274,551)           (606,969)
--------------       ---------------     -------------       -------------     ---------------    ----------------
    1,788,255              2,061,919         2,475,496           2,444,698             934,977           1,209,528
==============       ===============     =============       =============     ===============    ================
$      23,009        $            --     $     562,103       $    (368,689)    $    (3,823,972)   $     (3,812,332)
==============       ===============     =============       =============     ===============    ================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              75

================================================================================
THE LAZARD FUNDS, INC.


STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)


--------------------------------------------------------------------------------


                                                                                        LAZARD MORTGAGE PORTFOLIO
                                                                                  --------------------------------------
                                                                                   SIX MONTHS ENDED
                                                                                    JUNE 30, 2001       PERIOD ENDED
                                                                                     (UNAUDITED)     DECEMBER 31, 2000**
                                                                                  ----------------- --------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ..................................................   $    166,602          $     36
 Realized gain (loss) on investments and foreign currency--net ..................         40,353                --
 Change in unrealized appreciation (depreciation)--net ..........................        (23,683)               45
                                                                                    ------------          --------
Net increase (decrease) in net assets resulting from operations .................        183,272                81
                                                                                    ------------          --------
DISTRIBUTIONS TO SHAREHOLDERS:
INSTITUTIONAL SHARES:
 From investment income--net ....................................................       (166,602)              (36)
                                                                                    ------------          --------
Net decrease in net assets resulting from distributions .........................       (166,602)              (36)
                                                                                    ------------          --------
CAPITAL STOCK TRANSACTIONS:
INSTITUTIONAL SHARES:
 Net proceeds from sales ........................................................      7,125,224           100,000
 Net proceeds from reinvestment of distributions ................................        147,588                --
 Cost of shares redeemed ........................................................     (1,612,587)               --
                                                                                    ------------          --------
Net increase (decrease) in net assets from capital stock transactions ...........      5,660,225           100,000
                                                                                    ------------          --------
Total increase (decrease) in net assets .........................................      5,676,895           100,045
Net assets at beginning of period ...............................................        100,045                --
                                                                                    ------------          --------
Net assets at end of period* ....................................................   $  5,776,940          $100,045
                                                                                    ============          ========
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of period ......................................         10,000                --
                                                                                    ------------          --------
 Shares sold ....................................................................        708,262            10,000
 Shares issued to shareholders from reinvestment of distributions ...............         14,606                --
 Shares repurchased .............................................................       (159,194)               --
                                                                                    ------------          --------
 Net increase (decrease) ........................................................        563,674            10,000
                                                                                    ------------          --------
 Shares outstanding at end of period ............................................        573,674            10,000
                                                                                    ============          ========
*Includes undistributed (distributions in excess of) investment income--net .....   $         11          $     11
                                                                                    ============          ========

**Portfolio commenced operations on December 29, 2000.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
76

================================================================================
THE LAZARD FUNDS, INC.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD EQUITY PORTFOLIO

                                                SIX MONTHS                                YEAR ENDED
                                                  ENDED       -------------------------------------------------------------------
                                                 6/30/01+        12/31/00      12/31/99     12/31/98     12/31/97      12/31/96
INSTITUTIONAL SHARES                          -------------   -------------- ------------ ------------ ------------ -------------
Net asset value, beginning of period ........    $ 16.72        $ 21.08        $21.75       $19.98       $19.24        $17.41
                                                 -------        -------        ------       ------       ------        ------
Income (loss) from investment operations:
 Net investment income (loss) (c) ...........       0.07           0.17          0.26         0.28         0.22          0.33
 Net realized and unrealized gain (loss) ....       0.19          (0.79)         0.66         3.10         4.54          3.06
                                                 -------        -------        ------       ------       ------        ------
 Total from investment operations ...........       0.26          (0.62)         0.92         3.38         4.76          3.39
                                                 -------        -------        ------       ------       ------        ------
Less distributions from and in excess of:
 Net investment income ......................         --          (0.23)       ( 0.26)       (0.26)      (0.22)         (0.33)
 Net realized gains .........................         --          (3.51)       ( 1.33)       (1.35)      (3.80)         (1.23)
                                                 -------        -------        ------       ------       ------        ------
 Total distributions ........................         --          (3.74)       ( 1.59)       (1.61)      (4.02)         (1.56)
                                                 -------        -------        ------       ------       ------        ------
Net asset value, end of period ..............    $ 16.98        $ 16.72        $21.08       $21.75       $19.98        $19.24
                                                 =======        =======        ======       ======       ======        ======
TOTAL RETURN (a) ............................       1.5%         (2.6)%          4.2%        17.3%        25.1%         19.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ....   $167,676       $187,517      $377,660     $361,126     $333,575      $278,605
Ratios to average net assets:
 Net expenses (b) ...........................       0.90%          0.86%         0.84%        0.85%        0.86%         0.89%
 Gross expenses (b) .........................       0.90%          0.86%         0.84%        0.85%        0.87%         0.89%
 Net investment income (b) ..................       0.77%          0.85%         1.14%        1.28%        1.00%         1.87%
Portfolio turnover rate .....................         48%            36%           62%          76%          78%           66%



                                                                                                                    FOR THE
                                                      SIX MONTHS                    YEAR ENDED                       PERIOD
                                                         ENDED      -------------------------------------------    2/5/97* TO
                                                       6/30/01+        12/31/00       12/31/99       12/31/98       12/31/97
OPEN SHARES                                          ------------   -------------   ------------   ------------   -----------
Net asset value, beginning of period .............     $ 16.70        $ 21.05         $ 21.76        $ 19.99        $ 20.19
                                                       -------        -------         -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.04           0.12            0.20           0.20           0.13
 Net realized and unrealized gain (loss) .........        0.19          (0.79)           0.65           3.12           3.62
                                                       -------        -------         -------        -------        -------
 Total from investment operations ................        0.23          (0.67)           0.85           3.32           3.75
                                                       -------        -------         -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................          --          (0.17)          (0.23)         (0.20)         (0.15)
 Net realized gains ..............................          --          (3.51)          (1.33)         (1.35)         (3.80)
                                                       -------        -------         -------        -------        -------
 Total distributions .............................          --          (3.68)          (1.56)         (1.55)         (3.95)
                                                       -------        -------         -------        -------        -------
Net asset value, end of period ...................     $ 16.93        $ 16.70         $ 21.05        $ 21.76        $ 19.99
                                                       =======        =======         =======        =======        =======
TOTAL RETURN (a) .................................        1.4%         (2.9)%            3.9%          17.0%          18.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $46,436        $62,167        $121,994       $117,624        $22,811
Ratios to average net assets:
 Net expenses (b) ................................        1.17%          1.13%           1.10%          1.12%          1.22%
 Gross expenses (b) ..............................        1.17%          1.13%           1.10%          1.12%          1.35%
 Net investment income (b) .......................        0.50%          0.57%           0.89%          0.96%          0.60%
Portfolio turnover rate ..........................          48%            36%             62%            76%            78%

SEE NOTES TO FINANCIAL HIGHLIGHTS.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              77

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD MID CAP PORTFOLIO

                                                                                                                    FOR THE
                                                      SIX MONTHS                    YEAR ENDED                      PERIOD
                                                         ENDED      ------------------------------------------    11/4/97* TO
                                                       6/30/01+       12/31/00       12/31/99       12/31/98       12/31/97
INSTITUTIONAL SHARES                                 ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period .............     $ 11.36        $ 10.78        $ 10.46        $ 10.26        $ 10.00
                                                       -------        -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.03           0.02           0.02           0.05           0.02
 Net realized and unrealized gain (loss) .........        1.01           2.20           0.43           0.31           0.26
                                                       -------        -------        -------        -------        -------
 Total from investment operations ................        1.04           2.22           0.45           0.36           0.28
                                                       -------        -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................          --           0.03)         (0.03)         (0.05)         (0.02)
 Net realized gains ..............................          --          (1.61)         (0.10)         (0.11)            --
                                                       -------        -------        -------        -------        -------
 Total distributions .............................          --          (1.64)         (0.13)         (0.16)         (0.02)
                                                       -------        -------        -------        -------        -------
Net asset value, end of period ...................     $ 12.40        $ 11.36        $ 10.78        $ 10.46        $ 10.26
                                                       =======        =======        =======        =======        =======
TOTAL RETURN (a) .................................        9.2%          22.4%           4.4%           3.7%           2.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $16,684        $15,344        $27,521        $55,731        $49,779
Ratios to average net assets:
 Net expenses (b) ................................       1.05%          1.05%          1.05%          1.05%          1.05%
 Gross expenses (b) ..............................       1.68%          1.50%          1.17%          1.23%          1.44%
 Net investment income (b) .......................       0.44%          0.20%          0.23%          0.48%          1.02%
Portfolio turnover rate ..........................         79%           152%           113%            86%             1%


                                                                                                                    FOR THE
                                                      SIX MONTHS                    YEAR ENDED                      PERIOD
                                                         ENDED      ------------------------------------------    11/4/97* TO
                                                       6/30/01+       12/31/00       12/31/99       12/31/98       12/31/97
OPEN SHARES                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period .............     $ 11.30        $ 10.74        $ 10.45        $ 10.26        $ 10.00
                                                       -------        -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.01          (0.01)         (0.01)          0.02           0.01
 Net realized and unrealized gain (loss) .........        1.01           2.18           0.42           0.32           0.26
                                                       -------        -------        -------        -------        -------
 Total from investment operations ................        1.02           2.17           0.41           0.34           0.27
                                                       -------        -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................          --             --          (0.02)         (0.04)         (0.01)
 Net realized gains ..............................          --          (1.61)         (0.10)         (0.11)            --
                                                       -------        -------        -------        -------        -------
 Total distributions .............................          --          (1.61)         (0.12)         (0.15)         (0.01)
                                                       -------        -------        -------        -------        -------
Net asset value, end of period ...................     $ 12.32        $ 11.30        $ 10.74        $ 10.45        $ 10.26
                                                       =======        =======        =======        =======        =======
TOTAL RETURN (a) .................................        9.0%          22.0%           4.0%           3.4%           2.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 7,302        $ 6,342        $14,024        $16,345         $1,806
Ratios to average net assets:
 Net expenses (b) ................................       1.35%          1.35%          1.35%          1.35%          1.35%
 Gross expenses (b) ..............................       2.10%          1.91%          1.55%          1.66%          4.97%
 Net investment income (loss) (b) ................       0.13%        (0.09)%        (0.08)%          0.29%          0.72%
Portfolio turnover rate ..........................         79%           152%           113%            86%             1%


SEE NOTES TO FINANCIAL HIGHLIGHTS.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
78

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO

                                            SIX MONTHS                                 YEAR ENDED
                                              ENDED      -----------------------------------------------------------------------
                                             6/30/01+        12/31/00     12/31/99       12/31/98        12/31/97       12/31/96
INSTITUTIONAL SHARES                       ------------  ------------ ------------ --------------- --------------- -------------
Net asset value, beginning of period ......  $ 18.07       $ 16.57      $ 17.39       $   20.02       $   18.44       $ 15.95
                                             -------       -------      -------       ---------       ---------       -------
Income (loss) from investment operations:
 Net investment income (loss) (c) .........     0.03          0.09         0.10            0.08            0.07          0.11
 Net realized and unrealized gain (loss) ..     1.66          2.45         0.17           (2.60)           4.92          3.68
                                             -------       -------      -------       ---------       ---------       -------
 Total from investment operations .........     1.69          2.54         0.27           (2.52)           4.99          3.79
                                             -------       -------      -------       ---------       ---------       -------
Less distributions from and in excess of:
 Net investment income ....................       --         (0.23)       (0.11)          (0.01)          (0.06)        (0.11)
 Net realized gains .......................       --         (0.81)       (0.98)          (0.10)          (3.35)        (1.19)
                                             -------       -------      -------       ---------       ---------       -------
 Total distributions ......................       --         (1.04)       (1.09)          (0.11)          (3.41)        (1.30)
                                             -------       -------      -------       ---------       ---------       -------
Net asset value, end of period ............   $19.76        $18.07       $16.57       $   17.39       $   20.02       $ 18.44
                                             =======       =======      =======       =========       =========       =======
TOTAL RETURN (a) ..........................     9.4%         15.9%         1.8%         (12.6)%           28.1%         23.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .. $616,145      $730,179     $906,945      $1,411,503      $1,445,075      $981,405
Ratios to average net assets:
 Net expenses (b) .........................    0.83%         0.83%        0.81%           0.81%           0.82%         0.84%
 Gross expenses (b) .......................    0.83%         0.83%        0.81%           0.81%           0.82%         0.84%
 Net investment income (b) ................    0.30%         0.52%        0.60%           0.50%           0.35%         0.60%
Portfolio turnover rate ...................      41%           67%          50%             46%             56%           51%



                                                                                                                    FOR THE
                                                      SIX MONTHS                    YEAR ENDED                      PERIOD
                                                         ENDED      ------------------------------------------    1/30/97* TO
                                                       6/30/01+       12/31/00       12/31/99       12/31/98       12/31/97
OPEN SHARES                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period .............     $ 18.04        $ 16.51        $ 17.35        $ 20.02        $ 18.75
                                                       -------        -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................          --           0.04           0.06           0.03           0.01
 Net realized and unrealized gain (loss) .........        1.66           2.45           0.16          (2.60)          4.61
                                                       -------        -------        -------        -------        -------
 Total from investment operations ................        1.66           2.49           0.22           2.57)          4.62
                                                       -------        -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................          --          (0.15)         (0.08)            --             --
 Net realized gains ..............................          --          (0.81)         (0.98)         (0.10)         (3.35)
                                                       -------        -------        -------        -------        -------
 Total distributions .............................          --          (0.96)         (1.06)         (0.10)         (3.35)
                                                       -------        -------        -------        -------        -------
Net asset value, end of period ...................     $ 19.70        $ 18.04         $16.51         $17.35         $20.02
                                                       =======        =======        =======        =======        =======
TOTAL RETURN (a) .................................        9.3%          15.6%          1.5%         (12.9)%          25.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $73,516        $67,717        $86,413        $93,547        $46,097
Ratios to average net assets:
 Net expenses (b) ................................       1.13%          1.12%         1.09%           1.09%          1.14%
 Gross expenses (b) ..............................       1.13%          1.12%         1.09%           1.09%          1.23%
 Net investment income (b) .......................       0.01%          0.24%         0.33%           0.21%          0.12%
Portfolio turnover rate ..........................         41%            67%           50%             46%            56%


SEE NOTES TO FINANCIAL HIGHLIGHTS.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              79

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD GLOBAL EQUITY PORTFOLIO

                                                                                  YEAR ENDED
                                                           -----------------------------------------------------

                                                                                                                     FOR THE
                                              SIX MONTHS                                                             PERIOD
                                                ENDED                                                               1/4/96* TO
                                               6/30/01+       12/31/00      12/31/99     12/31/98     12/31/97       12/31/96
INSTITUTIONAL SHARES                        -------------- -------------- ------------ ------------ ------------   -----------
Net asset value, beginning of period .......   $  12.41       $ 14.56        $ 13.14      $ 11.91      $ 11.48       $  10.00
                                               --------       -------        -------      -------      -------       --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ..........       0.06          0.09           0.19         0.10         0.14           0.09
 Net realized and unrealized gain (loss) ...      (1.07)        (1.49)          1.95         1.90         1.58           1.49
                                              ---------      --------        -------      -------      -------       --------
 Total from investment operations ..........      (1.01)        (1.40)          2.14         2.00         1.72           1.58
                                              ---------      --------        -------      -------      -------       --------
Less distributions from and in excess of:
 Net investment income .....................         --         (0.07)         (0.21)       (0.08)       (0.15)         (0.10)
 Net realized gains ........................         --         (0.68)         (0.51)       (0.69)       (1.14)            --
                                              ---------      --------        -------      -------      -------       --------
 Total distributions .......................         --         (0.75)         (0.72)       (0.77)       (1.29)         (0.10)
                                              ---------      --------        -------      -------      -------       --------
Net asset value, end of period .............  $   11.40        $12.41         $14.56      $ 13.14      $ 11.91       $  11.48
                                              =========      ========        =======      =======      =======       ========
TOTAL RETURN (a) ...........................     (8.1)%        (9.5)%          16.4%        17.1%        15.3%          15.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...   $ 95,287      $104,787        $63,557      $17,710      $10,359       $  9,784
Ratios to average net assets:
 Net expenses (b) ..........................      1.04%         1.05%          1.05%        1.05%        1.05%          1.05%
 Gross expenses (b) ........................      1.04%         1.06%          1.21%        2.18%        2.55%          5.06%
 Net investment income (b) .................      1.06%         0.69%          1.35%        1.07%        1.02%          1.70%
Portfolio turnover rate ....................        21%           47%            43%          48%          64%            74%



                                                                                                                       FOR THE
                                                       SIX MONTHS                     YEAR ENDED                       PERIOD
                                                          ENDED       -------------------------------------------    1/30/97* TO
                                                        6/30/01+         12/31/00       12/31/99       12/31/98       12/31/97
OPEN SHARES                                          --------------   -------------   ------------   ------------   ------------
Net asset value, beginning of period .............     $ 12.42           $14.56         $ 13.16        $ 11.92        $ 11.31
                                                       -------          -------         -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.04             0.06            0.13           0.09           0.08
 Net realized and unrealized gain (loss) .........       (1.07)           (1.49)           1.97           1.88           1.78
                                                       -------          -------         -------        -------        -------
 Total from investment operations ................       (1.03)           (1.43)           2.10           1.97           1.86
                                                       -------          -------         -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................          --            (0.03)          (0.19)         (0.04)        ( 0.11)
 Net realized gains ..............................          --            (0.68)          (0.51)         (0.69)        ( 1.14)
                                                       -------          -------         -------        -------        -------
 Total distributions .............................          --            (0.71)          (0.70)         (0.73)        ( 1.25)
                                                       -------          -------         -------        -------        -------
Net asset value, end of period ...................     $ 11.39          $ 12.42         $ 14.56        $ 13.16        $ 11.92
                                                       =======          =======         =======        =======        =======
TOTAL RETURN (a) .................................      (8.3)%           (9.7)%           16.1%          16.8%          16.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 3,751          $ 4,588         $ 6,262        $ 4,824        $ 2,290
Ratios to average net assets:
 Net expenses (b) ................................       1.35%            1.35%           1.35%          1.35%          1.35%
 Gross expenses (b) ..............................       1.85%            1.66%           1.80%          2.85%          4.23%
 Net investment income (b) .......................       0.70%            0.42%           0.95%          0.77%          0.67%
Portfolio turnover rate ..........................         21%              47%             43%            48%            64%

SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
80

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY PORTFOLIO


                                            SIX MONTHS                                     YEAR ENDED
                                              ENDED    ---------------------------------------------------------------------------
                                             6/30/01+      12/31/00        12/31/99      12/31/98        12/31/97        12/31/96
INSTITUTIONAL SHARES                     ----------------------------- -------------- -------------- --------------- -------------
Net asset value, beginning of period ....   $   13.46     $   17.29       $   15.23     $   13.97       $   13.62       $   12.50
                                            ---------     ---------       ---------     ---------       ---------       ---------
Income (loss) from investment operations:
 Net investment income (loss) (c) .......        0.09          0.15            0.34          0.18            0.22            0.17
 Net realized and unrealized gain (loss)        (1.95)        (2.01)           3.25          2.03            1.40            1.76
                                            ---------     ---------       ---------     ---------       ---------       ---------
 Total from investment operations .......       (1.86)        (1.86)           3.59          2.21            1.62            1.93
                                            ---------     ---------       ---------     ---------       ---------       ---------
Less distributions from and in excess of:
 Net investment income ..................          --         (0.17)          (0.54)        (0.14)          (0.34)          (0.19)
 Net realized gains .....................          --         (1.80)          (0.99)        (0.81)          (0.93)          (0.62)
                                            ---------     ---------       ---------     ---------       ---------       ---------
 Total distributions ....................          --         (1.97)          (1.53)        (0.95)          (1.27)          (0.81)
                                            ---------     ---------       ---------     ---------       ---------       ---------
Net asset value, end of period ..........   $   11.60     $   13.46       $   17.29     $   15.23       $   13.97       $   13.62
                                            =========     =========       =========     =========       =========       =========
TOTAL RETURN (a) ........................     (13.8)%       (10.6)%           24.1%         16.0%           11.8%           15.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $2,485,074    $3,001,933      $3,584,093    $2,879,289      $2,099,724      $1,816,173
Ratios to average net assets:
 Net expenses (b) .......................       0.89%         0.88%           0.88%         0.90%           0.89%           0.91%
 Gross expenses (b) .....................       0.89%         0.88%           0.88%         0.90%           0.89%           0.91%
 Net investment income (b) ..............       1.49%         0.97%           2.09%         1.37%           1.18%           1.93%
Portfolio turnover rate .................         29%           51%             35%           41%             37%             39%


                                                                                                                    FOR THE
                                                      SIX MONTHS                    YEAR ENDED                      PERIOD
                                                         ENDED      ------------------------------------------    1/23/97* TO
                                                       6/30/01+       12/31/00       12/31/99       12/31/98       12/31/97
OPEN SHARES                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period .............     $ 13.41        $ 17.28        $ 15.23        $ 13.95        $ 13.29
                                                       -------        -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.08           0.10           0.31           0.18           0.16
 Net realized and unrealized gain (loss) .........       (1.95)         (2.02)          3.22           2.00           1.71
                                                       -------        -------        -------        -------        -------
 Total from investment operations ................       (1.87)         (1.92)          3.53           2.18           1.87
                                                       -------        -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................          --          (0.15)         (0.49)         (0.09)         (0.28)
 Net realized gains ..............................          --          (1.80)         (0.99)         (0.81)         (0.93)
                                                       -------        -------        -------        -------        -------
 Total distributions .............................          --          (1.95)         (1.48)         (0.90)         (1.21)
                                                       -------        -------        -------        -------        -------
Net asset value, end of period ...................     $ 11.54        $ 13.41        $ 17.28        $ 15.23        $ 13.95
                                                       =======        =======        =======        =======        =======
TOTAL RETURN (a) .................................     (13.9)%        (11.0)%          23.7%          15.8%          14.1%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $148,773       $147,226       $138,131        $47,303        $10,794
Ratios to average net assets:
 Net expenses (b) ................................       1.17%          1.15%          1.16%          1.24%          1.25%
 Gross expenses (b) ..............................       1.17%          1.15%          1.16%          1.24%          1.61%
 Net investment income (b) .......................       1.27%          0.66%          1.87%          1.02%          0.37%
Portfolio turnover rate ..........................         29%            51%            35%            41%            37%

SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              81

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO


                                              SIX MONTHS                               YEAR ENDED
                                                 ENDED      ------------------------------------------------------------------
                                               6/30/01+       12/31/00      12/31/99     12/31/98     12/31/97      12/31/96
INSTITUTIONAL SHARES                        --------------  ------------- ------------ ------------ ------------ -------------

Net asset value, beginning of period ......     $12.57        $ 14.12        $11.40       $11.69      $ 11.93       $ 10.52
                                              --------       --------       -------      -------      -------       -------
Income (loss) from investment operations:
 Net investment income (loss) (c) .........       0.14           0.16          0.14         0.05         0.07          0.08
 Net realized and unrealized gain (loss) ..      (0.50)         (0.81)         2.81         0.83        (0.03)         1.55
                                              --------       --------       -------      -------      -------       -------
 Total from investment operations .........      (0.36)         (0.65)         2.95         0.88         0.04          1.63
                                              --------       --------       -------      -------      -------       -------
Less distributions from and in excess of:
 Net investment income ....................         --         (0.11)         (0.12)       (0.05)       (0.07)        (0.08)
 Net realized gains .......................         --         (0.79)         (0.11)       (1.12)       (0.21)        (0.14)
                                              --------       --------       -------      -------      -------       -------
 Total distributions ......................         --         (0.90)         (0.23)       (1.17)       (0.28)       s(0.22)
                                              --------       --------       -------      -------      -------       -------
Net asset value, end of period ............    $ 12.21         $12.57        $14.12       $11.40       $11.69       $ 11.93
                                              ========       ========       =======      =======      =======       =======
TOTAL RETURN (a) ..........................     (2.9)%         (4.4)%         26.1%         7.6%         0.3%         15.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..   $327,615       $341,808      $217,684     $177,779     $141,695      $126,973
Ratios to average net assets:
 Net expenses (b) .........................      0.97%          0.98%         1.01%        1.04%        1.09%         1.12%
 Gross expenses (b) .......................      0.97%          0.98%         1.01%        1.04%        1.09%         1.12%
 Net investment income (b) ................      2.35%          1.13%         1.17%        0.81%        0.73%         1.67%
Portfolio turnover rate ...................         5%            43%           50%          56%          63%          101%


                                                                                                              FOR THE
                                                     SIX MONTHS                 YEAR ENDED                    PERIOD
                                                        ENDED     ---------------------------------------   2/13/97* TO
                                                      6/30/01+       12/31/00     12/31/99     12/31/98      12/31/97
OPEN SHARES                                        -------------- ------------- ------------ ------------ --------------
Net asset value, beginning of period .............   $ 12.53        $ 14.06       $ 11.38      $ 11.69        $12.32
                                                     -------        -------       -------      -------        ------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................      0.14           0.10          0.09         0.01         (0.02
 Net realized and unrealized gain (loss) .........     (0.53)         (0.80)         2.80         0.83         (0.42)
                                                     -------        -------       -------      -------        ------
 Total from investment operations ................     (0.39)         (0.70)         2.89         0.84         (0.40)
                                                     -------        -------       -------      -------        ------
Less distributions from and in excess of:
 Net investment income ...........................        --          (0.04)        (0.10)       (0.03)        (0.02)
 Net realized gains ..............................        --          (0.79)        (0.11)       (1.12)        (0.21)
                                                     -------        -------       -------      -------        ------
 Total distributions .............................        --          (0.83)        (0.21)       (1.15)        (0.23)
                                                     -------        -------       -------      -------        ------
Net asset value, end of period ...................    $12.14         $12.53        $14.06      $ 11.38        $11.69
                                                     =======        =======       =======      =======        ======
TOTAL RETURN (a) .................................    (3.1)%         (4.9)%         25.6%         7.2%        (3.2)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $3,263         $1,649        $2,441       $2,646       $ 1,873
Ratios to average net assets:
 Net expenses (b) ................................     1.43%          1.43%         1.43%        1.43%         1.43%
 Gross expenses (b) ..............................     2.47%          2.27%         2.12%        1.93%         3.39%
 Net investment income (b) .......................     2.29%          0.68%         0.77%        0.43%         0.34%
Portfolio turnover rate ..........................        5%            43%           50%          56%           63%


SEE NOTES TO FINANCIAL HIGHLIGHTS.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
82

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD EMERGING MARKETS PORTFOLIO



                                               SIX MONTHS                                 YEAR ENDED
                                                 ENDED        ------------------------------------------------------------------
                                                6/30/01+        12/31/00     12/31/99     12/31/98      12/31/97      12/31/96
INSTITUTIONAL SHARES                         -------------    ------------ ------------ ------------ -------------- ------------
Net asset value, beginning of period ........   $  7.52         $ 10.70      $  6.94      $  9.20      $ 11.21        $  9.24
                                                -------         -------      -------      -------      -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ...........      0.05            0.06         0.09         0.10         0.10           0.07
 Net realized and unrealized gain (loss) ....     (0.02)          (3.22)        3.77        (2.26)       (1.18)          2.11
                                                -------         -------      -------      -------      -------        -------
 Total from investment operations ...........      0.03           (3.16)        3.86        (2.16)       (1.08)          2.18
                                                -------         -------      -------      -------      -------        -------
Less distributions from and in excess of:
 Net investment income ......................        --           (0.02)       (0.10)       (0.10)       (0.09)         (0.08)
 Net realized gains .........................        --              --           --           --        (0.84)         (0.13)
                                                -------         -------      -------      -------      -------        -------
 Total distributions ........................        --           (0.02)       (0.10)       (0.10)       (0.93)         (0.21)
                                                -------         -------      -------      -------      -------        -------
Net asset value, end of period ..............    $ 7.55           $7.52       $10.70       $ 6.94        $9.20         $11.21
                                                =======         =======      =======      =======      =======        =======
TOTAL RETURN (a) ............................      0.4%         (29.5)%        55.8%      (23.5)%       (9.8)%          23.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ....  $345,399        $317,691     $465,278     $298,033     $236,340       $145,328
Ratios to average net assets:
 Net expenses (b) ...........................     1.29%           1.26%        1.24%        1.28%        1.32%          1.38%
 Gross expenses (b) .........................     1.30%           1.27%        1.25%        1.29%        1.33%          1.48%
 Net investment income (b) ..................     1.23%           0.62%        1.05%        1.84%        1.26%          1.40%
Portfolio turnover rate .....................       20%             72%          46%          36%          40%            51%


                                                                                                                   FOR THE
                                                      SIX MONTHS                    YEAR ENDED                      PERIOD
                                                         ENDED      ------------------------------------------    3/5/97* TO
                                                       6/30/01+       12/31/00       12/31/99       12/31/98       12/31/97
OPEN SHARES                                          ------------   ------------   ------------   ------------   -----------
Net asset value, beginning of period .............     $  7.54        $ 10.74        $  6.97        $  9.20         $11.45
                                                       -------        -------        -------        -------         ------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.04           0.03           0.06           0.11           0.07
 Net realized and unrealized gain (loss) .........       (0.02)         (3.23)          3.79          (2.26)         (1.42)
                                                       -------        -------        -------        -------         ------
 Total from investment operations ................        0.02          (3.20)          3.85          (2.15)         (1.35)
                                                       -------        -------        -------        -------         ------
Less distributions from and in excess of:
 Net investment income ...........................          --             --          (0.08)         (0.08)         (0.07)
 Net realized gains ..............................          --             --             --             --          (0.83)
                                                       -------        -------        -------        -------         ------
 Total distributions .............................          --             --          (0.08)         (0.08)         (0.90)
                                                       -------        -------        -------        -------         ------
Net asset value, end of period ...................     $  7.56        $  7.54         $10.74        $  6.97          $9.20
                                                       =======        =======        =======        =======         ======
TOTAL RETURN (a) .................................        0.3%        (29.8)%          55.3%        (23.3)%        (12.0)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 7,771        $ 5,459        $10,491        $ 8,191        $ 7,769
Ratios to average net assets:
 Net expenses (b) ................................       1.60%          1.60%          1.60%          1.60%          1.60%
 Gross expenses (b) ..............................       2.04%          1.80%          1.75%          1.76%          1.93%
 Net investment income (b) .......................       0.98%          0.30%          0.73%          1.54%          1.01%
Portfolio turnover rate ..........................         20%            72%            46%            36%            40%

SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              83

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

                                                         FOR THE
                                                         PERIOD
                                                       5/31/01* TO
                                                        6/30/01+
INSTITUTIONAL SHARES                                 --------------
Net asset value, beginning of period .............     $ 10.00
                                                       -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.02
 Net realized and unrealized gain (loss) .........       (0.32)
                                                       -------
 Total from investment operations ................       (0.30)
                                                       -------
Less distributions from and in excess of:
 Net investment income ...........................          --
 Net realized gains ..............................          --
                                                       -------
 Total distributions .............................          --
                                                       -------
Net asset value, end of period ...................     $  9.70
                                                       =======
TOTAL RETURN (a) .................................      (3.0)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $   333
Ratios to average net assets:
 Net expenses (b) ................................       1.15%
 Gross expenses (b) ..............................      71.09%
 Net investment income (b) .......................       2.02%
Portfolio turnover rate ..........................          0%


                                                         FOR THE
                                                         PERIOD
                                                       5/31/01* TO
                                                        6/30/01+
OPEN SHARES                                          --------------
Net asset value, beginning of period .............    $ 10.00
                                                      -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................       0.01
 Net realized and unrealized gain (loss) .........     (0.31)
                                                      -------
 Total from investment operations ................     (0.30)
                                                      -------
Less distributions from and in excess of:
 Net investment income ...........................         --
 Net realized gains ..............................         --
                                                      -------
 Total distributions .............................         --
                                                      -------
Net asset value, end of period ...................    $  9.70
                                                      =======
TOTAL RETURN (a) .................................     (3.0)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $    10
Ratios to average net assets:
 Net expenses (b) ................................      1.45%
 Gross expenses (b) ..............................    140.58%
 Net investment income (b) .......................      1.66%
Portfolio turnover rate ..........................         0%

SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
84

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO

                                                    SIX MONTHS                            YEAR ENDED
                                                      ENDED    ----------------------------------------------------------------
                                                     6/30/01+    12/31/00      12/31/99     12/31/98     12/31/97     12/31/96
INSTITUTIONAL SHARES                               ----------- ------------ ------------- ------------ ------------ -----------
Net asset value, beginning of period .............   $  9.37     $  9.29      $  9.89       $ 10.03      $  9.88      $ 10.10
                                                     -------     -------      -------       -------      -------      -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................      0.27        0.59         0.55          0.55         0.59         0.56
 Net realized and unrealized gain (loss) .........      0.07        0.08        (0.60)         0.01         0.23        (0.14)
                                                     -------     -------      -------       -------      -------      -------
 Total from investment operations ................      0.34        0.67        (0.05)         0.56         0.82         0.42
                                                     -------     -------      -------       -------      -------      -------
Less distributions from and in excess of:
 Net investment income ...........................     (0.27)      (0.59)       (0.55)        (0.55)       (0.60)       (0.57)
 Net realized gains ..............................        --          --           --         (0.15)       (0.07)       (0.07)
                                                     -------     -------      -------       -------      -------      -------
 Total distributions .............................     (0.27)      (0.59)       (0.55)        (0.70)       (0.67)       (0.64)
                                                     -------     -------      -------       -------      -------      -------
Net asset value, end of period ...................   $  9.44     $  9.37      $  9.29       $  9.89      $ 10.03      $  9.88
                                                     =======     =======      =======       =======      =======      =======
TOTAL RETURN (a) .................................      3.6%        7.5%       (0.5)%          5.8%         8.6%         4.4%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $44,823     $54,847      $91,557      $100,397      $92,428      $69,906
Ratios to average net assets:
 Net expenses (b) ................................     0.91%       0.82%        0.76%         0.78%        0.80%        0.80%
 Gross expenses (b) ..............................     0.91%       0.82%        0.76%         0.79%        0.81%        0.88%
 Net investment income (b) .......................     5.67%       6.38%        5.74%         5.45%        5.81%        5.77%
Portfolio turnover rate ..........................      143%        355%         549%          335%         447%         460%


                                                                                                                    FOR THE
                                                      SIX MONTHS                    YEAR ENDED                       PERIOD
                                                         ENDED      -------------------------------------------    3/5/97* TO
                                                       6/30/01+       12/31/00        12/31/99       12/31/98       12/31/97
OPEN SHARES                                          ------------   ------------   -------------   ------------   -----------
Net asset value, beginning of period .............     $  9.37        $  9.29        $   9.88        $ 10.02        $  9.86
                                                       -------        -------        --------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.26           0.57            0.51           0.52           0.46
 Net realized and unrealized gain (loss) .........        0.07           0.08           (0.58)          0.01           0.24
                                                       -------        -------        --------        -------        -------
 Total from investment operations ................        0.33           0.65           (0.07)          0.53           0.70
                                                       -------        -------        --------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.26)         (0.57)          (0.52)         (0.52)         (0.47)
 Net realized gains ..............................          --             --              --          (0.15)         (0.07)
                                                       -------        -------        --------        -------        -------
 Total distributions .............................       (0.26)         (0.57)          (0.52)         (0.67)         (0.54)
                                                       -------        -------        --------        -------        -------
Net asset value, end of period ...................     $  9.44        $  9.37        $   9.29         $ 9.88         $10.02
                                                       =======        =======        ========        =======        =======
TOTAL RETURN (a) .................................        3.5%           7.3%          (0.8)%           5.4%           7.2%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 9,190        $11,457         $11,605        $15,226        $ 7,283
Ratios to average net assets:
 Net expenses (b) ................................       1.10%          1.10%           1.10%          1.10%          1.10%
 Gross expenses (b) ..............................       1.35%          1.27%           1.15%          1.21%          1.49%
 Net investment income (b) .......................       5.47%          6.13%           5.37%          5.11%          5.46%
Portfolio turnover rate ..........................        143%           335%            549%           335%           447%

SEE NOTES TO FINANCIAL HIGHLIGHTS.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              85

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD HIGH YIELD PORTFOLIO

                                                                                                    FOR THE
                                                      SIX MONTHS            YEAR ENDED               PERIOD
                                                         ENDED      ---------------------------    1/2/98* TO
                                                       6/30/01+       12/31/00       12/31/99       12/31/98
INSTITUTIONAL SHARES                                 ------------   ------------   ------------   -----------
Net asset value, beginning of period .............     $  6.57        $  8.77        $  9.42        $ 10.00
                                                       -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.40           0.96           0.92           0.88
 Net realized and unrealized gain (loss) .........       (0.20)         (2.20)         (0.65)         (0.57)
                                                       -------        -------        -------        -------
 Total from investment operations ................        0.20          (1.24)          0.27           0.31
                                                       -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.40)         (0.96)         (0.92)         (0.89)
 Net realized gains ..............................          --             --             --             --
                                                       -------        -------        -------        -------
 Total distributions .............................       (0.40)         (0.96)         (0.92)         (0.89)
                                                       -------        -------        -------        -------
Net asset value, end of period ...................     $  6.37        $  6.57        $  8.77        $  9.42
                                                       =======        =======        =======        =======
TOTAL RETURN (a) .................................        2.9%        (15.2)%           2.9%           2.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $55,560        $65,752        $83,664        $41,935
Ratios to average net assets:
 Net expenses (b) ................................       0.75%          0.75%          0.94%          1.05%
 Gross expenses (b) ..............................       1.07%          1.00%          1.06%          1.55%
 Net investment income (b) .......................      12.02%         12.24%         10.08%          8.87%
Portfolio turnover rate ..........................        117%           148%           190%           418%


                                                                                                      FOR THE
                                                      SIX MONTHS            YEAR ENDED                PERIOD
                                                         ENDED      ---------------------------     2/24/98* TO
                                                       6/30/01+       12/31/00       12/31/99        12/31/98
OPEN SHARES                                          ------------   ------------   ------------   --------------
Net asset value, beginning of period .............     $  6.57        $  8.78        $  9.42        $ 10.37
                                                       -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.39           0.94           0.90           0.72
 Net realized and unrealized gain (loss) .........       (0.19)         (2.21)         (0.65)         (0.94)
                                                       -------        -------        -------        -------
 Total from investment operations ................        0.20          (1.27)          0.25          (0.22)
                                                       -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.39)         (0.94)         (0.89)         (0.73)
 Net realized gains ..............................          --             --             --             --
                                                       -------        -------        -------        -------
 Total distributions .............................       (0.39)         (0.94)         (0.89)         (0.73)
                                                       -------        -------        -------        -------
Net asset value, end of period ...................     $  6.38        $  6.57        $  8.78        $  9.42
                                                       =======        =======        =======        =======
TOTAL RETURN (a) .................................        2.9%        (15.5)%           2.7%        ( 2.2)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $11,401        $13,552        $ 1,305        $   949
Ratios to average net assets:
 Net expenses (b) ................................       1.05%          1.05%          1.22%          1.35%
 Gross expenses (b) ..............................       1.46%          1.38%          2.92%          9.77%
 Net investment income (b) .......................      11.66%         12.10%          9.89%          8.59%
Portoflio turnover rate ..........................        117%           148%           190%           418%

SEE NOTES TO FINANCIAL HIGHLIGHTS.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
86

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO


                                             SIX MONTHS                                YEAR ENDED
                                               ENDED       ------------------------------------------------------------------
                                              6/30/01+        12/31/00      12/31/99     12/31/98      12/31/97      12/31/96
INSTITUTIONAL SHARES                       -------------   ------------- ------------- ------------ -------------- ----------
Net asset value, beginning of period ...... $   9.60          $ 10.19       $ 10.71      $  9.63      $ 10.78        $ 10.85
                                            --------          -------       --------     -------      -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) .........     0.17             0.36          0.36         0.32         0.40           0.54
 Net realized and unrealized gain (loss) ..    (0.82)           (0.83)        (0.68)        0.98        (1.05)          0.03
                                            --------          -------       -------      -------     --------        -------
 Total from investment operations .........    (0.65)           (0.47)        (0.32)        1.30        (0.65)          0.57
                                            --------          -------       -------      -------      -------        -------
Less distributions from and in excess of:
 Net investment income ....................    (0.06)              --            --        (0.22)       (0.13)         (0.59)
 Net realized gains .......................       --               --         (0.08)          --        (0.12)         (0.05)
 Capital ..................................       --            (0.12)        (0.12)          --        (0.25)            --
                                            --------          -------       -------      -------      -------        -------
 Total distributions ......................    (0.06)           (0.12)        (0.20)       (0.22)       (0.50)         (0.64)
                                            --------          -------       -------      -------      -------        -------
Net asset value, end of period ............ $   8.89           $ 9.60       $ 10.19       $10.71       $ 9.63         $10.78
                                            ========          =======       =======      =======      =======        =======
TOTAL RETURN (a) ..........................   (6.7)%           (4.7)%        (2.9)%        13.2%       (5.6)%           5.5%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..  $52,711         $ 63,409       $73,871     $115,500     $110,185        $88,430
Ratios to average net assets:
 Net expenses (b) .........................    1.09%            1.09%         1.09%        1.09%        1.06%          1.05%
 Gross expenses (b) .......................    1.15%            1.19%         1.13%        1.10%        1.10%          1.21%
 Net investment income (b) ................    3.71%            3.79%         3.55%        4.27%        5.13%          5.54%
Portfolio turnover rate ...................      44%             103%          139%         187%         166%           242%

                                                                                                              FOR THE
                                                     SIX MONTHS                  YEAR ENDED                    PERIOD
                                                        ENDED     ----------------------------------------   1/8/97* TO
                                                      6/30/01+       12/31/00      12/31/99     12/31/98      12/31/97
OPEN SHARES                                        -------------- ------------- ------------- ------------ -------------
Net asset value, beginning of period .............   $   9.53        $ 10.14       $ 10.69      $  9.63       $ 10.64
                                                     --------       --------       -------      -------      --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................       0.16           0.33          0.34         0.31          0.43
 Net realized and unrealized gain (loss) .........      (0.81)         (0.82)        (0.69)        0.96         (0.98)
                                                     --------       --------      --------      -------      --------
 Total from investment operations ................      (0.65)         (0.49)        (0.35)        1.27         (0.55)
                                                     --------       --------      --------      -------      --------
Less distributions from and in excess of:
 Net investment income ...........................      (0.06)            --            --        (0.21)        (0.08)
 Net realized gains ..............................         --             --         (0.08)          --         (0.12)
 Capital .........................................         --          (0.12)        (0.12)          --         (0.26)
                                                     --------       --------      --------      -------      --------
 Total distributions .............................      (0.06)         (0.12)        (0.20)       (0.21)        (0.46)
                                                     --------       --------      --------      -------      --------
Net asset value, end of period ...................   $   8.82        $  9.53       $ 10.14       $10.69        $ 9.63
                                                     ========       ========      ========      =======      ========
TOTAL RETURN (a) .................................     (6.7)%         (4.9)%        (3.2)%        12.9%        (4.8)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $21,835        $23,310      $  3,783       $4,751       $ 2,772
Ratios to average net assets:
 Net expenses (b) ................................      1.35%          1.35%         1.35%        1.35%         1.35%
 Gross expenses (b) ..............................      1.45%          1.55%         1.91%        1.92%         2.71%
 Net investment income (b) .......................      3.46%          3.54%         3.30%        4.01%         4.68%
Portfolio turnover rate ..........................        44%           103%          139%         187%          166%

SEE NOTES TO FINANCIAL HIGHLIGHTS.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              87

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO

                                                     SIX MONTHS                             YEAR ENDED
                                                       ENDED     ----------------------------------------------------------------
                                                      6/30/01+     12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
INSTITUTIONAL SHARES                               ------------- ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of period .............    $  7.96      $  8.83      $  9.01      $  9.66      $ 10.01      $  9.52
                                                      -------      -------      -------      -------      -------      -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................       0.26         0.59         0.61         0.76         0.81         0.76
 Net realized and unrealized gain (loss) .........       0.02        (0.49)       (0.18)       (0.69)       (0.28)        0.50
                                                      -------      -------      -------      -------      -------      -------
 Total from investment operations ................       0.28         0.10         0.43         0.07         0.53         1.26
                                                      -------      -------      -------      -------      -------      -------
Less distributions from and in excess of:
 Net investment income ...........................      (0.26)       (0.97)       (0.61)       (0.44)       (0.82)      (0.77)
 Net realized gains ..............................         --           --           --           --        (0.06)          --
 Capital .........................................         --           --           --        (0.28)          --           --
                                                      -------      -------      -------      -------      -------      -------
 Total distributions .............................      (0.26)       (0.97)       (0.61)       (0.72)       (0.88)      (0.77)
                                                      -------      -------      -------      -------      -------      -------
Net asset value, end of period ...................    $  7.98      $  7.96      $  8.83      $  9.01      $  9.66      $ 10.01
                                                      =======      =======      =======      =======      =======      =======
TOTAL RETURN (a) .................................       3.6%         1.1%         4.9%         0.8%         5.3%        13.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $221,556     $240,162     $306,116     $397,599     $399,452     $199,083
Ratios to average net assets:
 Net expenses (b) ................................      0.92%        0.93%        0.91%        0.90%        0.94%        1.08%
 Gross expenses (b) ..............................      0.93%        0.93%        0.91%        0.90%        0.95%        1.08%
 Net investment income (b) .......................      6.53%        6.82%        6.82%        6.94%        7.42%        7.88%
Portfolio turnover rate ..........................       131%         207%         257%         276%         161%         189%


                                                                                                                    FOR THE
                                                      SIX MONTHS                    YEAR ENDED                      PERIOD
                                                         ENDED      ------------------------------------------    1/23/97* TO
                                                       6/30/01+       12/31/00       12/31/99       12/31/98       12/31/97
OPEN SHARES                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period .............     $  7.96        $  8.83        $  9.02        $  9.66        $ 10.08
                                                       -------        -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.24           0.55           0.58           0.73           0.72
 Net realized and unrealized gain (loss) .........        0.02          (0.49)         (0.19)         (0.69)         (0.35)
                                                       -------        -------        -------        -------        -------
 Total from investment operations ................        0.26           0.06           0.39           0.04           0.37
                                                       -------        -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.24)         (0.93)         (0.58)         (0.40)         (0.73)
 Net realized gains ..............................          --             --             --             --          (0.06)
 Capital .........................................          --             --             --          (0.28)            --
                                                       -------        -------        -------        -------        -------
 Total distributions .............................       (0.24)         (0.93)         (0.58)         (0.68)         (0.79)
                                                       -------        -------        -------        -------        -------
Net asset value, end of period ...................     $  7.98        $  7.96        $  8.83        $  9.02        $  9.66
                                                       =======        =======        =======        =======        =======
TOTAL RETURN (a) .................................        3.3%           0.7%           4.4%           0.4%           3.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 7,459        $ 9,633        $16,035        $22,460        $15,300
Ratios to average net assets:
 Net expenses (b) ................................       1.48%          1.34%          1.27%          1.28%          1.39%
 Gross expenses (b) ..............................       1.48%          1.34%          1.27%          1.28%          1.44%
 Net investment income (b) .......................       5.96%          6.40%          6.49%          6.60%          6.92%
Portfolio turnover rate ..........................        131%           207%           257%           276%           161%

SEE NOTES TO FINANCIAL HIGHLIGHTS.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
88

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONCLUDED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD MORTGAGE PORTFOLIO

                                                                          FOR THE
                                                      SIX MONTHS           PERIOD
                                                         ENDED          12/29/00* TO
                                                       6/30/01+           12/31/00
INSTITUTIONAL SHARES                                 ------------   -------------------
Net asset value, beginning of period .............     $ 10.00          $  10.00
                                                       -------          --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.25                --(d)
 Net realized and unrealized gain (loss) .........        0.07                --
                                                       -------          --------
 Total from investment operations ................        0.32                --
                                                       -------          --------
Less distributions from and in excess of:
 Net investment income ...........................       (0.25)               --(d)
 Net realized gains ..............................          --                --
                                                       -------          --------
 Total distributions .............................       (0.25)               --
                                                       -------          --------
Net asset value, end of period ...................     $ 10.07          $  10.00
                                                       =======          ========
TOTAL RETURN (a) .................................        3.2%             0.04%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 5,777          $    100
Ratios to average net assets:
 Net expenses (b) ................................       0.65%             0.65%
 Gross expenses (b) ..............................       2.22%           570.50%(e)
 Net investment income (b) .......................       5.05%             4.38%
Portfolio turnover rate ..........................        359%                0%

SEE NOTES TO FINANCIAL HIGHLIGHTS.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              89

================================================================================
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

*    Commencement of operations.

+    Unaudited.

(a) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales load. Periods of less than one year are not annualized.


(b)  Annualized for periods of less than one year.

(c) For periods after and including 12/31/99, net investment income has been computed using the average shares method.

(d)  Amount is less than $0.01 per share.

(e) Gross expense ratio is the result of the Portfolio being in existence for three days during the period ended 12/31/00.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
90

================================================================================
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION

The Lazard Funds, Inc. (the "Fund") was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of thirteen no-load portfolios (each referred to as a "Portfolio"), as follows:
Lazard Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard Global Equity Portfolio, Lazard International Equity Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard International Equity Select Portfolio (which commenced operations on May 31,
2001), Lazard Bond Portfolio, Lazard High Yield Portfolio, Lazard International Fixed-Income Portfolio, Lazard Strategic Yield Portfolio and Lazard Mortgage Portfolio. The Fund offers two different classes of shares of the Portfolios--Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. As of June 30, 2001 only Institutional Shares have been offered for Mortgage Portfolio. All Portfolios are operated as "diversified" funds as defined in the Act.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies:

(A) VALUATION OF INVESTMENTS--Market values for equity securities listed on the New York Stock Exchange ("NYSE"), NASDAQ or other U.S. exchanges are based on the last quoted sales price on the principal exchange on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last quoted sales price; securities not traded on the valuation date are valued at the closing bid price.

Bonds and other fixed-income securities are valued on the basis of prices provided by pricing services which are based primarily on institutional-size trading in similar groups of securities, or by using brokers' quotations. Mortgage-backed securities issued by certain government related organizations are valued using pricing services or brokers' quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in sixty days or less are valued at amortized cost except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.


(B) PORTFOLIO SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Portfolio securities transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.


(C) REPURCHASE AGREEMENTS--In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, plus interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as the default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Portfolio may suffer a loss.


(D) SECURITIES LENDING--The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities, or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Corporation ("State Street"). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2001, the value of the securities on loan and corresponding collateral received were as follows:

================================================================================
THE LAZARD FUNDS, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                   SECURITIES
PORTFOLIO                          LOANED         COLLATERAL
----------------------------   --------------   --------------
Mid Cap(2)                     $ 5,796,806      $ 6,035,661
Small Cap(1)                       268,000          280,000
Global Equity(2)                 8,794,512        9,249,665
International Equity(1)        150,735,202      158,524,627
International Small Cap(2)      25,089,518       26,369,186
Emerging Markets(2)             75,640,209       79,428,364

(1) COLLATERAL IS U.S. TREASURY OBLIGATIONS.

(2) COLLATERAL IS CASH.


In accordance with generally accepted accounting principles, the cash collateral received and the amount payable upon return of the securities on loan are shown on the accompanying Statement of Assets and Liabilities of the respective Portfolios.

During the period ended June 30, 2001, the income earned from securities lending, which is included in interest income on the Statement of Operations of the respective Portfolio, was as follows:


                               SECURITIES LENDING
PORTFOLIO                          INCOME
-------------------------   -------------------
Mid Cap                           $  4,628
Small Cap                           26,233
Global Equity                       36,318
International Equity               954,192
International Small Cap            156,611
Emerging Markets                   206,777

(E) FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS--The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized gains (losses) from foreign currency transactions represent net foreign currency gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income recorded on the Portfolio's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Certain Portfolios may enter into forward foreign currency contracts for risk management. Risk management includes hedging strategies which serve to reduce a Portfolio's exposure to foreign currency fluctuations. Such exposure may exist during the period that a foreign denominated investment is held, or during the period between the trade date and settlement date of an investment which has been purchased or sold. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward foreign currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gains and losses are disclosed in the realized or unrealized gain (loss) on foreign currency in the accompanying Statement of Operations of the respective Portfolios.

(F) FEDERAL INCOME TAXES-- The Fund's policy is to continue to have each Portfolio qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2000, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:



PORTFOLIO             EXPIRING 2006     EXPIRING 2007     EXPIRING 2008
------------------   ---------------   ---------------   --------------
Emerging Markets     $31,081,131       $3,337,906        $       --
Bond                          --        4,509,552         2,509,149
High Yield             1,150,441        6,288,085         9,656,682
International
   Fixed-Income               --          513,432           733,222
Strategic Yield       14,900,897       22,094,886         9,399,400

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2000, the following Portfolios elected to defer net capital and currency losses arising between November 1, 2000 and December 31, 2000, as follows:

================================================================================
THE LAZARD FUNDS, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO                          AMOUNT
----------------------------   -------------
Small Cap                      $1,689,180
Global Equity                   1,056,558
International Equity            1,395,138
International Small Cap         8,036,776
Emerging Markets               10,660,849
Bond                              252,138
High Yield                      5,070,450
International Fixed-Income         74,020
Strategic Yield                 7,262,712

(G) DIVIDENDS AND DISTRIBUTIONS--The Fund intends to declare dividends from net investment income daily on shares of Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio, Strategic Yield Portfolio and Mortgage Portfolio and to pay such dividends monthly. Dividends from net investment income on shares of Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and International Equity Select Portfolio will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts annually to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book and tax differences relating to shareholder distributions will result in reclassifications between investment income-net, realized gains-net, and paid in capital.

As a result of these book/tax differences, the Portfolios made the following reclassifications to the capital accounts for the period ended December 31, 2000:



                                                  INCREASE (DECREASE)
                         ---------------------------------------------------------------------
                                                    UNDISTRIBUTED             ACCUMULATED
                                                      INVESTMENT                REALIZED
                                                        INCOME                    GAIN
PORTFOLIO                  PAID IN CAPITAL            (LOSS)-NET               (LOSS)-NET
----------------------   -------------------   -----------------------   ---------------------
Equity                   $3,822,883            $   20,388                $(3,843,271)
Mid Cap                          --                12,522                    (12,522)
Small Cap                   129,738               (38,740)                   (90,998)
Global Equity               (31,048)              (49,900)                    80,948
International Equity     (3,838,230)           36,972,710                (33,134,480)
International
   Small Cap                     --              (770,406)                   770,406
Emerging Markets             (2,775)             (540,812)                   543,587


                                                  INCREASE (DECREASE)
                         ---------------------------------------------------------------------
                                                    UNDISTRIBUTED             ACCUMULATED
                                                      INVESTMENT                REALIZED
                                                        INCOME                    GAIN
PORTFOLIO                  PAID IN CAPITAL            (LOSS)-NET               (LOSS)-NET
----------------------   -------------------   -----------------------   ---------------------
Bond                     $ (471,061)           $  383,409                $    87,652
High Yield                       --                    --                         --
International
   Fixed-Income          (1,162,835)           (3,053,438)                 4,216,273
Strategic Yield                  --             1,251,937                 (1,251,937)
Mortgage                        (11)                   11                         --

(H) ORGANIZATIONAL AND OFFERING EXPENSES--Costs incurred by the Fund in connection with its organization and initial offering have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations of each Portfolio, except in the case of offering and initial registration expenses incurred by International Equity Select Portfolio and Mortgage Portfolio. Those fees are being amortized over a one-year period starting from the date the Portfolios commenced operations. All organizational costs associated with International Equity Select Portfolio and Mortgage Portfolio have been borne by Lazard Asset Management (the "Investment Manager"). In the event that any of the initial shares of any of the Portfolios are redeemed during such amortization period, the appropriate Portfolio will be reimbursed by the initial shareholder for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

(I) ALLOCATION OF EXPENSES--Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. The Portfolios will accrue distribution fees to its Open Share class. Each Portfolio's income, expenses (other than the fees mentioned above) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(J) EXPENSE REDUCTIONS--Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(K) STRUCTURED INVESTMENTS--Certain Portfolios may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. A Portfolio uses these investments to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured

================================================================================
THE LAZARD FUNDS, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(L) FORWARD COMMITMENTS--Each Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price and yield of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of cash or liquid securities is segregated in an amount at least equal to these commitments.

(M) FORWARD ROLL TRANSACTIONS--Mortgage Portfolio may engage in forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Portfolio sells a mortgage-related security to a financial institution and, simultaneously, agrees to purchase a similar security from that institution at a later date and agreed upon price. At all times during the transaction the Portfolio will segregate cash or liquid securities at least equal to the amount of the repurchase price (including accrued interest).

(N) ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT, ADMINISTRATIVE
     AND DISTRIBUTION AGREEMENTS

The Fund has entered into investment management agreements (the "Management Agreements") with Lazard Asset Management, a division of Lazard Fr-res & Co. LLC, on behalf of each Portfolio. Pursuant to the Management Agreements, the Investment Manager will regularly provide the Portfolios with investment research, advice and supervision and furnish continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. Each Portfolio pays the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the average daily net assets of the relevant
Portfolio:


PORTFOLIO                        ANNUAL RATE
-----------------------------   ------------
Equity                               0.75%
Mid Cap                              0.75
Small Cap                            0.75
Global Equity                        0.75
International Equity                 0.75
International Small Cap              0.75
Emerging Markets                     1.00
International Equity Select          0.85
Bond                                 0.50
High Yield                           0.75
International Fixed-Income           0.75
Strategic Yield                      0.75
Mortgage                             0.40

The investment management fees are accrued daily and paid monthly.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following per-centages of average daily net assets for the respective
Shares:



                                 INSTITUTIONAL SHARES         OPEN SHARES
                                        ANNUAL                  ANNUAL
PORTFOLIO                         OPERATING EXPENSES      OPERATING EXPENSES
-----------------------------   ----------------------   --------------------
Mid Cap                                   1.05%                   1.35%
Global Equity                             1.05                    1.35
International Small Cap                    N/A                    1.43
Emerging Markets                           N/A                    1.60
International Equity Select               1.15                    1.45
Bond                                       N/A                    1.10
High Yield                                0.75                    1.05
International Fixed-Income                1.09                    1.35
Mortgage                                  0.65                     N/A

For the period ended June 30, 2001, the Investment Manager waived its management fee/reimbursed the indicated Portfolios for other expenses as follows:

                                 INSTITUTIONAL SHARES        OPEN SHARES
                                    AMOUNT WAIVED/          AMOUNT WAIVED/
PORTFOLIO                             REIMBURSED              REIMBURSED
-----------------------------   ----------------------   -------------------
Mid Cap                                 $50,663                $25,472
Global Equity                                --                 10,160
International Small Cap                      --                 10,078
Emerging Markets                             --                 11,832
International Equity Select              13,341                  1,039
Bond                                         --                 12,718
High Yield                               97,558                 26,366
International Fixed-Income               17,692                 11,833
Mortgage                                 32,602                  N/A

================================================================================
THE LAZARD FUNDS, INC.


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at the annual rate of $37,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion plus 0.01% of average daily net assets over $1 billion. State Street has agreed to waive the $37,500 base fee and the $7,500 additional class fee, if applicable, for the first six months of International Equity Select and Mortgage Portfolios' operations. Thereafter, the monthly base fee and additional class fee, if applicable, will be increased by 1/6 per month through the twelfth month of operations after which the full monthly base fee will be in effect. These waivers will be in effect during the first 12 months of operations or until the respective Portfolio reaches $25 million in net assets, whichever comes first.


The Fund has a distribution agreement with Lazard Fr-res & Co. LLC (the "Distributor"). The Distributor acts as distributor for shares of each of the Portfolios and bears the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred in connection with distribution of shares.


The Distributor provides the Open Shares of each Portfolio with distribution services pursuant to a Distribution and Servicing Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, each Portfolio pays a monthly fee to the Distributor at an annual rate of 0.25% of the average daily net assets of the Portfolio's Open Shares for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.


Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $30,000 per year, plus $2,500 per meeting attended for the Fund and Lazard Retirement Series, Inc., another multi-portfolio fund advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and Lazard Retirement Series, Inc. also receives an annual fee of $5,000.

4. SECURITIES TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales of portfolio securities (excluding short-term securities), for the period ended June 30, 2001 were as follows:


PORTFOLIO                            PURCHASES           SALES
-------------------------------   ---------------   ---------------
Equity                            $111,282,139      $146,896,387
Mid Cap                             17,811,685        17,755,798
Small Cap                          288,321,330       451,299,326
Global Equity                       21,628,649        22,709,096
International Equity               813,088,788       882,911,925
International Small Cap             16,809,249        23,805,238
Emerging Markets                    91,198,650        64,827,532
International Equity Select            311,724                --
Bond(1)                             84,823,042        94,216,738
High Yield                          84,710,676        94,506,501
International Fixed-Income(2)       32,164,139        33,631,991
Strategic Yield(3)                 224,711,710       217,593,520
Mortgage(4)                         10,679,323         8,571,092

(1) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $68,411,568 AND $83,640,278 RESPECTIVELY.

(2) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $0 AND $3,586,842 RESPECTIVELY.

(3) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $69,920,307 AND $60,317,465, RESPECTIVELY.

(4) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $8,868,623 AND $7,292,443, RESPECTIVELY.


For the period ended June 30, 2001 brokerage commissions were paid to Lazard Fr-res & Co. LLC for portfolio transactions executed on behalf of certain of the Portfolios as follows:



                   COMMISSIONS
PORTFOLIO             PAID
---------------   ------------
Mid Cap           $1,675
Global Equity        665

5. LINE OF CREDIT

The Fund has entered into a $50 million Line of Credit Agreement (the "Agreement") with State Street effective April 24, 1996, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street's Cost of Funds plus 0.50%, on an annualized basis. Under this Agreement, the Fund has agreed to pay a 0.09% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2001, the Fund had no borrowings under this Agreement.

6. SUBSEQUENT EVENT

Effective July 1, 2001, each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares acquired by purchase or exchange on or after July 1, 2001 and redeemed or exchanged less than 30 days after such shares were acquired. The fees retained by the affected Portfolio will be included as paid in capital on its Statement of Assets and Liabilities.

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


THE LAZARD FUNDS, INC.
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300
http://www.lazardnet.com


INVESTMENT MANAGER
Lazard Asset Management,
a division of Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300


DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112


CUSTODIAN
State Street Corporation
225 Franklin Street
Boston, Massachusetts 02110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 9363
Boston, Massachusetts 02205-9363
Telephone: (800) 986-3455


INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com


LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

LAZARDFunds

      30 Rockefeller Plaza
      New York, New York 10112
      Telephone (800) 823-6300
      http://www.lazardnet.com




    This report is for the information of the shareholders of The Lazard Funds, Inc. Its use in connection with any offering of the Fund's shares is authorized only in the case of a concurrent or prior delivery of the Fund's current prospectus.



                                                                         MF03101